As filed with the U.S. Securities and Exchange Commission on August 11, 2022

Registration No. [ ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

abrdn Global Dynamic Dividend Fund

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200
Philadelphia, PA 19103

(Address of Principal Executive Offices)

215-405-5700

(Registrant’s Telephone Number, Including Area Code)

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

215-405-5700

(Name and Address of Agent for Service)

Copies to:

Thomas C. Bogle, Esq.

William J. Bielefeld, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND

100 Independence

610 Market Street

Philadelphia, PA 19106

(800) 523-1918

IMPORTANT SHAREHOLDER INFORMATION

We are pleased to enclose a notice, combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), and proxy card(s) for a joint special meeting of shareholders (the “Special Meeting”) relating to each of Delaware Enhanced Global Dividend and Income Fund (“DEX”), a Delaware statutory trust, and Delaware Investments® Dividend and Income Fund, Inc. (“DDF”), a Maryland corporation (each, an “Acquired Fund” and together, the “Acquired Funds”). The Meeting is scheduled to be held online via live webcast on November 9, 2022, at 2:00pm ET, to vote on the approval a proposed Agreement and Plan of Reorganization for each Acquired Fund, which contemplates the reorganization of the Acquired Fund into abrdn Global Dynamic Dividend Fund (the “Acquiring Fund”), a Delaware statutory trust (each, a “Reorganization” and together, the “Reorganizations”). The Acquiring Fund as it would exist after the Reorganizations is referred to as the “Combined Fund.”

After careful consideration, the Board of Trustees of DEX and the Board of Directors of DDF believe that each Reorganization, as applicable, is in the best interest of shareholders and therefore recommends that you vote “FOR” the respective proposal. The Acquired Funds and the Acquiring Fund are managed by different investment advisers. Each Reorganization is anticipated to provide shareholders of DEX and DDF, among other things, with exposure to a similar investment objective, principal investment strategies and principal risks, with some differences as discussed in the enclosed Proxy Statement/Prospectus; a net total annual operating expense ratio after reimbursement for the Combined Fund that is expected to be lower than that of each Acquired Fund; and participation in the Acquiring Fund’s investment adviser’s and its affiliates’ asset management business, including its commitment to the closed-end fund business, and its investment management experience.

It is expected that shareholders of each Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the applicable Acquired Fund for shares of the Acquiring Fund in connection with the applicable Reorganization (except with respect to cash received in lieu of fractional shares). The proposals are described in more detail, and a comparison of the strategies, expenses and certain other features of each Acquired Fund and the Acquiring Fund is included, in the enclosed Proxy Statement/Prospectus. We encourage you to review this information carefully.

As a shareholder of record as of the close of business on August 11, 2022, the record date, you are entitled to notice of, and to vote at, the Special Meeting, therefore we are asking that you please take the time to cast your vote prior to the November 9, 2022 special meeting of shareholders. If you do not vote, you may receive a phone call from the Acquired Fund's proxy solicitor, AST.

As always, we appreciate your support.

Sincerely,

Shawn K. Lytle

President and Chief Executive Officer, Delaware Enhanced Global Dividend and Income Fund and Delaware Investments® Dividend and Income Fund

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND

100 Independence

610 Market Street

Philadelphia, PA 19106-2354

(800) 523-1918

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 9, 2022

Notice is hereby given that a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of each of Delaware Enhanced Global Dividend and Income Fund (“DEX”), a Delaware statutory trust, and Delaware Investments® Dividend and Income Fund, Inc. (“DDF”), a Maryland corporation, (each an “Acquired Fund” and, collectively, the “Acquired Funds”), is scheduled to be held online via live webcast on November 9, 2022, at 2:00pm ET, to vote on the below proposals (each a “Proposal” and, collectively, the “Proposals”).

For shareholders of DEX:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of DEX to abrdn Global Dynamic Dividend Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of DEX and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of DEX and complete liquidation of DEX (the “DEX Reorganization”)

For shareholders of DDF:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of DDF to abrdn Global Dynamic Dividend Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of DDF and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of DDF and complete liquidation of DDF (the “DDF Reorganization” and, together with the DEX Reorganization, the “Reorganizations”)

Shareholders of record as of the close of business on August 11, 2022, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.

Each Reorganization is intended to be treated as a tax-free reorganization for US federal income tax purposes.

Each Reorganization is not contingent on the approval or consummation of the other Reorganization.

Whether or not you are planning to attend the Special Meeting, please vote prior to 11:59pm ET on November 8, 2022. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares at the Special Meeting. You may revoke your proxy at any time before the Special Meeting by (i) written notice delivered to the Acquired Fund prior to the exercise of the proxy; (ii) execution of a subsequent proxy; or (ii) by attending and voting at the Special Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

Each Acquired Fund wants to assure its shareholders of its commitment to ensuring that the Special Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of each Acquired Fund’s Board of Directors/Trustees and management.  To support these efforts, each Acquired Fund will:

●	Provide for Special Meeting attendees to begin logging into the Special Meeting at 1:50pm ET on November 9, 2022, ten minutes in advance of the Special Meeting.

●	Permit participating shareholders to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

●	Post responses to questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints on the Acquired Fund’s webpage.

●	Provide the ability for participating shareholders of record to vote or revoke their prior vote by following the instructions available on the meeting website during the Special Meeting. Shares for which a shareholder is the beneficial owner, but not the shareholder of record, also may be voted electronically during the Special Meeting but only if the shareholder obtains a signed proxy (a “legal proxy”) from the record holder (stock brokerage, bank, or other nominee) giving the shareholder the right to vote the shares

Shareholders of an Acquired Fund who held Acquired Fund shares on the Record Date in their own name directly with the Acquired Fund and wish to participate in and vote at the Special Meeting, should email their full name and address to AST at [attendameeting@astfinancial.com]. Each shareholder will then be provided with credentials to participate in the Special Meeting. Each shareholder will be able to vote by entering the control number found on the enclosed proxy card. Shareholders of an Acquired Fund who held Acquired Fund shares on the Record Date through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Special Meeting will need to obtain a legal proxy from their intermediary reflecting the Acquired Fund’s name, the number of Acquired Fund shares held and their name and email address. Each shareholder may forward an email from their intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at [attendameeting@astfinancial.com] with “Legal Proxy” in the subject line. Each shareholder will then be provided with credentials to participate in the Special Meeting, as well as a unique control number to vote their shares. All requests to participate in and/or vote at the Special Meeting must be received by AST no later than 12:00pm ET on November 8, 2022.

By order of the Board of Trustees of DEX and the Board of Directors of DDF,

David F. Connor

Secretary, Delaware Enhanced Global Dividend and Income Fund and Delaware Investments® Dividend and Income Fund

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be Held on November 9, 2022:

The Proxy Statement/Prospectus, the Notice of the Special Meeting, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders are available to you on the Internet at delawarefunds.com/cef-proxy.

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached Proxy Statement/Prospectus or incorporated by reference into the Proxy Statement/Prospectus. You should carefully read the entire Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization (each a “Reorganization Agreement” and, collectively, the “Reorganization Agreements”), forms of which are attached as Appendix A thereto, because it contains details that are not in the Questions and Answers.

Q:	Why is a shareholder meeting being held?
A:

The shareholders of Delaware Enhanced Global Dividend and Income Fund (“DEX”), a Delaware statutory trust, and Delaware Investments® Dividend and Income Fund (“DDF”), a Maryland corporation, (each an “Acquired Fund” and, collectively, the “Acquired Funds”) are each being asked to approve a Reorganization Agreement providing for the transfer of all of the assets of each Acquired Fund to abrdn Global Dynamic Dividend Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of each Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of each Acquired Fund and complete liquidation of each Acquired Fund (each a “Reorganization” and, collectively, the “Reorganizations”). It is expected that the Reorganizations will occur in the first quarter of 2023.

As described more fully in the Proxy Statement/Prospectus, each Acquired Fund and the Acquiring Fund (each, a “Fund” and, collectively, the “Funds”) are closed-end management investment companies with similar investment objectives, principal investment strategies and principal risks, with some differences. Please see “Comparison of the Funds” in the Proxy Statement/Prospectus for additional information. The Acquiring Fund would be the accounting and performance survivor of each Reorganization. The Acquiring Fund as it would exist after each Reorganization is referred to as the “Combined Fund.”

Separately, the shareholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of beneficial interest of the Acquiring Fund that would be issued to the Acquired Fund shareholders in connection with the Reorganizations.

Q:	Why are the Reorganizations being proposed?
A:

On August 11, 2022, Delaware Management Company (“DMC”) and abrdn Inc. entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn Inc. will acquire certain assets related to DMC’s business of providing investment management services with respect to the assets of each Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganizations are approved, and satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, DMC has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of DMC in and to the books and records relating to the Business; (ii) all records required to be maintained to substantiate the track record of the Business; and (iii) all goodwill of the Business as a going concern. Such transfers hereinafter are referred to collectively as the “Asset Transfer.” None of the Directors or Trustees, including those who are not “interested persons” of each Acquired Fund (the “Independent Directors” or “Independent Trustees”, as applicable) as that term is defined in the 1940 Act), have any interest in the Reorganizations, and each Acquired Fund Board, including all of the Independent Directors or Trustees, as applicable, voting separately, unanimously approved the respective Reorganization.

The Funds are not a party to the Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of each Reorganization described in the Proxy Statement/Prospectus for that Fund's Reorganization to proceed. Therefore, if shareholders do not approve the Reorganizations or if the other conditions in the Purchase Agreement are not satisfied or waived, then the Asset Transfer may not be completed, and the Purchase Agreement may be terminated.

v

Q:	Why are the Reorganizations being recommended by the Board of Trustees of DEX and the Board of Directors of DDF?
A:

The Board of Trustees of DEX and the Board of Directors of DDF (each an “Acquired Fund Board” and, collectively, the “Acquired Fund Boards”) have determined that the Reorganizations are in the best interests of the shareholders of the respective Acquired Funds. In reaching its decision to approve the Reorganization, each Acquired Fund Board considered alternatives to the Reorganizations, including continuing to operate the Acquired Fund as a separate fund, and determined to recommend that shareholders approve the respective Reorganizations.

Please see “Background and Reasons for the Proposed Reorganization” in the Proxy Statement/Prospectus for additional information on each Acquired Fund Board’s considerations relating to each Reorganization.

Q:	What happens if a Proposal is not approved by the shareholders?

A:	Completion of each Reorganization requires both the approval of the Reorganization Agreement by the respective Acquired Fund shareholders and approval of the issuance of Acquiring Fund common shares by the Acquiring Fund shareholders. However, each Reorganization is not contingent on the approval or consummation of the other Reorganization (i.e., a Reorganization of one of the Acquired Funds, if approved by that Acquired Fund’s shareholders, may still proceed if the other Reorganization is not approved by the other Acquired Fund’s shareholders). If the Reorganization Agreement or the issuance of Acquiring Fund common shares is not approved by shareholders of the applicable Fund, then the Acquired Fund will continue to operate as a separate fund in the manner in which it is currently managed.

Q:	How will the fees and expenses of the Combined Fund compare to those of each Acquired Fund?

A:	The contractual advisory fee of DEX is 0.95% of the adjusted average daily net assets of DEX, and the contractual advisory fee of the DDF is 0.55% of the adjusted average daily net assets of the DDF. For purposes of the calculation of investment management fees, adjusted average daily net assets exclude the line of credit liability.

The contractual advisory fee of each of the Acquiring Fund and Combined Fund is 1.00% of the Fund’s average daily net assets.

If both Reorganizations are consummated or if only one Reorganization is consummated, it is expected that both the total annual operating expense ratio and the net total annual operating expense ratio after reimbursement for the Combined Fund will be lower than those of each Acquired Fund.

The net total annual operating expense ratios of the Acquired Funds and the Acquiring Fund and, following the consummation of one or both Reorganizations, the net total annual operating expense ratio of the Combined Fund is expected to be as follows:

Current Expense Ratio of DEX	Current Expense Ratio of DDF	Current Expense Ratio of the Acquiring Fund	Pro Forma Combined Fund (DEX into Acquiring Fund only)	Pro Forma Combined Fund (DDF into Acquiring Fund only)	Pro Forma Combined Fund (DEX and DDF into Acquiring Fund)
2.39%	1.80%	1.17%	1.17%	1.17%	1.17%

The pro forma information for the Combined Fund is as of April 30, 2022. The net total annual operating expense ratio of the Acquiring Fund and the pro forma Combined Fund reflect the application of the 1.16% expense limitation, described below. Pro forma Combined Fund fees and expenses are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

Aberdeen Asset Managers Limited (“AAML”), the investment adviser of the Acquiring Fund, has entered into a written contract (the “Expense Limitation Agreement”) with the Acquiring Fund that is effective through June 30, 2024. In connection with the Reorganizations, the Expense Limitation Agreement shall be extended through one year from the date of the closing of the Reorganizations, or June 30, 2024, whichever is later. The Expense Limitation Agreement limits the total ordinary operating expenses of the Acquiring Fund and following the consummation of one or both Reorganizations, the Combined Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses), from exceeding 1.16% of the average daily net assets of the Fund on an annualized basis.

AAML may request and receive reimbursement from the Acquiring Fund or Combined Fund, as applicable, of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when AAML limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML, and the payment of such reimbursement is approved by the Board of the Fund on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by AAML is not permitted.

Please see “Fees and Expenses” and “Management of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How different are the Funds?

A:

As summarized below and set forth more fully in the Proxy Statement/Prospectus, there are differences between each Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), is the investment manager of each Acquired Fund. DMC’s affiliate, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) is the sub-adviser of the Acquired Funds and provides asset allocation services to each Acquired Fund. AAML is the investment adviser of the Acquiring Fund.

Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). DEX is a Delaware statutory trust and a diversified closed-end management investment company. DDF is a Maryland corporation and a diversified closed-end management investment company. The Acquiring Fund is a Delaware statutory trust and a diversified closed-end management investment company. Each Fund’s common shares are listed on the New York Stock Exchange.

The Funds have similar investment objectives, principal investment strategies and principal risks, with some differences. DEX’s primary investment objective is to seek current income, with a secondary objective of capital appreciation. DDF’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Acquiring Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Acquiring Fund also focuses on long-term growth of capital as a secondary investment objective.

DEX seeks to achieve its investment objective by focusing on broad diversification within its portfolio by investing globally in dividend-paying or income-generating securities across multiple asset classes. DEX may invest in a variety of dividend-paying or income-generating securities. Not all of DEX’s investments, however, are required to pay dividends or interest. Under normal market conditions, DEX will invest at least 80% of its net assets in a combination of dividend-paying or income-generating securities across multiple asset classes, including but not limited to, equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”), debt securities (such as government bonds, investment grade and high risk, high yield corporate bonds, and convertible bonds), and emerging market securities. In addition, under normal market conditions, DEX will invest: (1) at most 60% of its net assets in securities of US issuers; (2) at least 40% of its net assets in securities of non-US issuers, unless market conditions are not deemed favorable by DMC, in which case DEX would invest at least 30% of its net assets in the securities of non-US issuers; and (3) up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). DEX utilizes leveraging techniques in an attempt to obtain higher return for DEX.

DEX may not invest more than 25% of its net assets in any one industry nor, with regard to 75% of its total assets, will more than 5% be invested in the securities of any one issuer. In addition, DMC will use a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to enhance the sustainability of the income stream.

DMC will determine the proportion of DEX’s assets to be allocated among the various asset classes based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes.

DDF seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities across any market capitalization, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in REITs and real estate industry operating companies. Up to 35% of DDF’s total assets may be invested in nonconvertible debt securities consisting primarily of high yield, high-risk corporate bonds (commonly referred to as “junk bonds”). DMC intends to shift investments between and within income-generating equity securities and debt securities within the percentage guidelines reflected above while assessing the relative attractiveness as well as tracking the yield differential between the sectors. Depending upon such yield differentials, the income-generating equity securities portion of DDF’s portfolio will vary between 65% and 100% of DDF’s total assets and the debt securities portion will vary between 35% and 0% of DDF’s total assets. In addition, DDF utilizes leveraging techniques in an attempt to obtain a higher return for DDF.

In selecting investments for DDF’s portfolio, DMC employs a yield-oriented and value driven approach. The industry sector weightings in the income-generating equity securities portion of DDF’s portfolio will be determined based on DMC’s investment research efforts. DDF’s investment in income-generating equity securities may include securities across any market capitalization.

The Acquiring Fund combines three research-driven investment strategies – dividend capture, value and growth – to maximize the amount of distributed dividend income that qualifies for reduced federal income tax rates (currently capped at 20%) and to identify companies globally with the potential for dividend increases and capital appreciation. The Acquiring Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector or industry. The Acquiring Fund’s dividend capture strategy has two facets. The first facet is “rotation” strategy, in which the Acquiring Fund would sell a stock on or shortly after the stock’s ex-dividend date, provided that holding requirements are met that would permit the Acquiring Fund to take advantage of the reduced federal tax rate, and use the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Acquiring Fund may receive more dividend payments over a given period of time than if it held a single stock. The second facet is to capture special dividends where a company decides to return large cash balances to shareholders as a one-time dividend payment, for instance due to a restructuring or recent strong operating performance.

The Acquiring Fund invests at least 80% of its net assets in equity securities, primarily common stocks, issued by US companies and qualified foreign corporations whose equity securities are readily traded on an established US or foreign securities market, that pay dividends which qualify for federal tax rates similar to the rates applied to long-term capital gains. Under normal circumstances, the Acquiring Fund intends to, although it is not required to, invest in the securities of issuers located in approximately 10 to 30 foreign countries, with foreign investments representing approximately 40% to 80% of the Fund’s assets.

Each of the Acquired Funds currently uses leverage to the extent permitted by the 1940 Act, which is up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of such leverage), as a significant part of its investment strategies whereas the Acquiring Fund currently uses leverage to a modest extent, and in any event, in an amount not to exceed 10% of its total assets. The Acquiring Fund will use leverage through borrowing for investment purposes only when AAML believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings. Depending on market conditions, the Acquiring Fund's portfolio management team may choose not to use any leverage. Although the use of leverage by a Fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses.

Please see “Comparison of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How will the Reorganizations be effected?
A:

Assuming DEX’s and DDF’s shareholders approve the Reorganizations and the Acquiring Fund’s shareholders approve the issuance of Acquiring Fund common shares, each Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund (although shareholders may receive cash for fractional shares), and the assumption by the Acquiring Fund of all or substantially all liabilities of each Acquired Fund. Following the Reorganizations, each Acquired Fund will be dissolved and terminated in accordance with its Declaration of Trust or Articles of Amendment and Restatement, By-Laws and the 1940 Act.

Following each Reorganization, you, as an Acquired Fund shareholder, will become a shareholder of the Acquiring Fund. Holders of common shares of each Acquired Fund will receive newly issued common shares of the Acquiring Fund, no par value per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of the respective Acquired Fund you held immediately prior to the respective Reorganization (although shareholders may receive cash for fractional shares).

Based on each Fund’s NAV as of August 1, 2022, the exchange ratio at which common shares of DEX would have converted to common shares of the Combined Fund is 0.8141 (i.e., assuming each Reorganization was consummated following the market close on August 1, 2022) and the exchange ratio at which common shares of DDF would have converted to common shares of the Combined Fund is 0.847 (i.e., assuming each Reorganization was consummated following the market close on August 1, 2022). A DEX shareholder would have received 0.8141 shares of the Combined Fund for each DEX share held and a DDF shareholder would have received 0.847 shares of the Combined Fund for each DDF share held.

Q:	How will a Reorganization affect the value of my investment?
A:

At the closing of each Reorganization, each Agreement and Plan of Reorganization sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The valuation procedures for the Acquired Funds, on the one hand, and the Acquiring Funds, on the other hand, differ in one significant respect.

For purposes of determining an Acquired Fund’s net asset value, corporate, sovereign, and convertible fixed income securities are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Acquiring Fund values such securities at the bid price provided by third-party pricing vendors. If a Reorganization is approved by shareholders, and assuming that each Acquired Fund’s holdings at the closing of the Reorganizations are the same as on July 22, 2022, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the Reorganizations are consummated. For example, assuming the transfer of the Acquired Funds’ portfolio holdings to the Acquiring Fund, if the Acquiring Fund’s valuation procedures were used to value the Acquired Funds’ combined corporate, sovereign, and convertible fixed income security holdings as of July 22, 2022 the value of the Combined Fund’s shares is estimated to be reduced by approximately 0.12%.

In addition, for purposes of determining a Fund’s net asset value, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund’s valuation time are valued by applying valuation factors to the last quoted sale price. The Acquired Funds and the Acquiring Fund differ with respect to the circumstances in which such valuation factors are applied. The impact of this difference on the value of a DEX shareholder’s investment immediately after the DEX Reorganization is consummated is uncertain and could be positive or negative depending on market conditions and could be material. It is expected that this difference will not impact the value of a DDF shareholder’s investment immediately after the DDF Reorganization is consummated since DDF, at this time, does not hold foreign equity securities that close prior to the Fund’s valuation time.

Q:	At what prices have common shares of each Acquired Fund and common shares of the Acquiring Fund historically traded?
A:

Common shares of each Acquired Fund and the Acquiring Fund have from time to time traded below their net asset values. As of August 1, 2022, DEX common shares were trading at a 12.93% discount to its net asset value, DDF common shares were trading at a 0.42% premium to its net asset value, and the Acquiring Fund common shares were trading at a 10.97% discount to its net asset value. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below net asset value. The market value of the common shares of the Combined Fund may be more or less than the market value of the common shares of either the Acquiring Fund or each Acquired Fund prior to the Reorganization.

Please see “Share Price Data” in the Proxy Statement/Prospectus for additional information.

Q:	Will the Reorganizations impact Fund distributions to shareholders?
A:

DEX currently pays a monthly distribution of $0.0551 per share, DDF currently pays a monthly distribution of $0.061 per share, and the Acquiring Fund currently pays a monthly distribution of $0.065 per share. The Combined Fund would pay a monthly distribution of $0.065 per share.

Prior to the closing of the Reorganizations, each Acquired Fund expects to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganizations’ closing. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for US federal income tax purposes.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as each Fund and make monthly distributions to shareholders.

Q:	Who will manage the Combined Fund’s portfolio?
A:	The Combined Fund will be managed by AAML, the Acquiring Fund’s current adviser. Furthermore, the Acquiring Fund’s current portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio.

Q:	Will there be any significant portfolio transitioning in connection with the Reorganizations?
A:

It is anticipated that approximately 30% of DDF's holdings and approximately 30% of DEX's holdings will be sold by such Acquired Fund before the closing of the Reorganization in order to pay back each Acquired Fund’s outstanding leverage. This portfolio transition may take a significant amount of time and result in the Acquired Fund holding large amounts of uninvested cash. As a result, there may be times when an Acquired Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies. This may impact each Acquired Fund’s performance. Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or the adviser’s investment approach while such realignment occurs. The realignment is anticipated to take approximately one week following the closing of the Reorganization, based on current market conditions and assuming that the Acquired Funds’ holdings are the same on May 31, 2022. Sales and purchases of less liquid securities could take longer. Based on the DDF and DEX holdings as of May 31, 2022, the Combined Fund expects to sell approximately 65% and 68% of each Acquired Fund’s portfolio, respectively, following the closing of the Reorganizations. Such sales may take place over an extended period of time. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganizations and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganizations. The portfolio transitioning pre- and post-Reorganizations may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Funds and the Combined Fund.

Q:	Will I have to pay any sales load or commission in connection with the respective Reorganization?
A:	No. You will pay no sales load or commission in connection with the respective Reorganization.

x

Q:	Who will pay for the costs associated with each Reorganization?
A:

AAML and its affiliates and DMC and its affiliates will bear expenses incurred in connection with the Reorganizations, whether or not a Reorganization is consummated. The expenses of the Reorganizations are estimated to be approximately $865,000. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the applicable Acquired Fund with respect to the portfolio transitioning conducted before the Reorganizations and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganizations.

Q:	Are the Reorganizations expected to be taxable to the respective shareholders of each Acquired Fund?
A:

It is expected that shareholders of each Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (except with respect to cash received in lieu of fractional shares).

As a condition to the Acquired Fund’s obligation to consummate the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from legal counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes (except with respect to cash received in lieu of fractional shares). Despite this opinion, there can be no assurances that the IRS will deem the exchanges to be tax-free.

The portfolio transitioning discussed above may result in capital gains or losses, which may have federal income tax consequences.

Q:	How do the Acquired Fund Boards suggest that I vote?
A:	The Acquired Fund Boards recommend that you vote “FOR” the respective Proposals.
Q:	How do I vote my proxy?
A:

If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are the shareholder of record, you may authorize a proxy to vote your shares by mail, phone, or internet or you may vote at the Special Meeting. To authorize a proxy to vote your shares by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize a proxy to vote your shares by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement/Prospectus. To authorize a proxy to vote your shares by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?
A:	If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call (800) 893-5865.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

August 11, 2022

PROXY STATEMENT FOR

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND

100 Independence

610 Market Street

Philadelphia, PA 19106-2354

(800) 523-1918

PROSPECTUS FOR

ABRDN GLOBAL DYNAMIC DIVIDEND FUND

1900 Market Street, Suite 200

Philadelphia, PA 19103

(215) 405-5700

[     ], 2022

This Proxy Statement/Prospectus is furnished to you as a common shareholder of each of or either of Delaware Enhanced Global Dividend and Income Fund (“DEX”), a Delaware statutory trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and Delaware Investments® Dividend and Income Fund (“DDF”), a Maryland corporation and a closed-end management investment company registered under the 1940 Act (each an “Acquired Fund” and, collectively, the “Acquired Funds”). Special Meetings (with any postponements or adjournments, each a “Special Meeting” and, collectively, the “Special Meetings”) of shareholders of each Acquired Fund are scheduled to be held online via live webcast on November 9, 2022, at 2:00pm ET, to vote on the below proposals (each a “Proposal” and, collectively, the “Proposals”). If you are unable to attend the Special Meeting, the Board of Trustees of DEX and the Board of Directors of DDF (each a “Board” and, collectively, the “Boards”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Proxy Statement/Prospectus is [    ], 2022.

For shareholders of DEX:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of DEX to abrdn Global Dynamic Dividend Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of DEX and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of DEX and complete liquidation of DEX (the “DEX Reorganization”)

For shareholders of DDF:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of DDF to abrdn Global Dynamic Dividend Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of DDF and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of DDF and complete liquidation of DDF (the “DDF Reorganization” and, together with the DEX Reorganization, the “Reorganizations”)

Shareholders of record as of the close of business on August 11, 2022, the record date (the “Record Date”), are entitled to notice of and to vote at the Special Meeting.

Shareholders of each Acquired Fund are being asked to consider and vote on an Agreement and Plan of Reorganization (each a “Reorganization Agreement” and, collectively, the “Reorganization Agreements”) pursuant to which each Reorganization would be accomplished. The aggregate net asset value (not the market value) of Acquiring Fund common shares received by the shareholders of each Acquired Fund in the Reorganization would equal the aggregate net asset value (not the market value) of the respective Acquired Fund common shares held immediately prior to the respective Reorganizations (although shareholders may receive cash for fractional shares, which may be taxable). It is important to note that the Reorganization of an Acquired Fund is not contingent on the approval of the other Acquired Fund’s shareholders (i.e., a Reorganization of one of the Acquired Funds, if approved by that Acquired Fund’s shareholders, may still proceed if the other Reorganization is not approved by the other Acquired Fund’s shareholders).

At the closing of each Reorganization, each Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The valuation procedures for the Acquired Funds, on the one hand, and the Acquiring Funds, on the other hand, differ in one significant respect.

For purposes of determining an Acquired Fund’s net asset value, corporate, sovereign, and convertible fixed income securities are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Acquiring Fund values such securities at the bid price provided by third-party pricing vendors. If a Reorganization is approved by shareholders, and assuming that each Acquired Fund’s holdings at the closing of the Reorganizations are the same as on July 22, 2022, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the Reorganizations are consummated, and all else being equal, the net asset value per share of the Acquiring Fund will be less than the net asset value per share of either Acquired Fund. For example, assuming the transfer of the Acquired Funds’ portfolio holdings to the Acquiring Fund, if the Acquiring Fund’s valuation procedures were used to value the Acquired Funds’ combined corporate, sovereign, and convertible fixed income security holdings as of July 22, 2022 the value of the Combined Fund’s shares is estimated to be reduced by approximately 0.12%.

In addition, for purposes of determining a Fund’s net asset value, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund’s valuation time are valued by applying valuation factors to the last quoted sale price. The Acquired Funds and the Acquiring Fund differ with respect to the circumstances in which such valuation factors are applied. The impact of this difference on the value of a DEX shareholder’s investment immediately after the DEX Reorganization is consummated is uncertain and could be positive or negative depending on market conditions and could be material. It is expected that this difference will not impact the value of a DDF shareholder’s investment immediately after the DDF Reorganization is consummated since DDF, at this time, does not hold foreign equity securities that close prior to the Fund’s valuation time.

Separately, the shareholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. Completion of each Reorganization requires both the approval of the respective Acquired Fund shareholders of the respective Reorganization Agreement and the Acquiring Fund shareholders of the issuance of Acquiring Fund common shares.

There are differences between each Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), is the investment manager of each Acquired Fund, and Aberdeen Asset Managers Limited (“AAML”) is the investment adviser of the Acquiring Fund. DMC’s affiliate, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) is the sub-adviser of the Acquired Funds and provides asset allocation services to each Acquired Fund. The Funds have similar investment objectives, principal investment strategies and principal risks, with some differences described in the Proxy Statement/Prospectus. DEX’s primary investment objective is to seek current income, with a secondary objective of capital appreciation. DDF’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Acquiring Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Acquiring Fund also focuses on long-term growth of capital as a secondary investment objective.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “AGD” and will continue to be so listed following the Reorganization. The common shares of DEX are listed on the NYSE under the ticker symbol “DEX” and the common shares of DDF are listed on the NYSE under the ticker symbol “DDF”. Common shares of each Acquired Fund would be delisted from the NYSE following the Reorganization. Shareholder reports, proxy statements and other information concerning Funds can be inspected at the NYSE.

The following documents have been filed with the Securities and Exchange Commission (“SEC”):

●	the Statement of Additional Information, dated [ ], relating to this Proxy Statement/Prospectus is incorporated into this Proxy Statement/Prospectus by reference;
●	the Semi-Annual Report to shareholders of DEX for the fiscal period ended May 31, 2022 (Investment Company Act File No. 811-22050; Accession Number 0001206774-22-001933);
●	the Annual Report to shareholders of DEX for the fiscal period ended November 30, 2021 (Investment Company Act File No. 811-22050; Accession Number 0001206774-22-000347);
●	the Semi-Annual Report to shareholders of DDF for the fiscal period ended May 31, 2022 (Investment Company Act File No. 811-07460; Accession Number 0001206774-22-001934);
●	the Annual Report to shareholders of DDF for the fiscal period ended November 30, 2021 (Investment Company Act File No. 811-07460; Accession Number 0001206774-22-000346);
●	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended April 30, 2022 (Investment Company Act File No. 811-21901; Accession Number 0001104659-22-078669); and
●	the Annual Report to shareholders of the Acquiring Fund for the fiscal period ended October 31, 2021 (Investment Company Act File No. 811-21901; Accession Number 0001104659-22-002771).

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Acquiring Fund:

By Phone:	1-800-522-5465
By Mail:	abrdn Global Dynamic Dividend Fund
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	https://www.abrdnagd.com/

for DEX:

By Phone:	(800) 523-1918
By Mail:	Delaware Enhanced Global Dividend and Income Fund
100 Independence 610 Market Street
Philadelphia, PA 19106
By Internet:	delawarefunds.com

for DDF:

By Phone:	(800) 523-1918
By Mail:	Delaware Investment Dividend and Income Fund, Inc.
100 Independence 610 Market Street
Philadelphia, PA 19106
By Internet:	delawarefunds.com

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund. This Proxy Statement/Prospectus sets forth concisely the information that shareholders of the Acquired Funds should know before voting on the Proposals. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROPOSALS	6

COMPARISON OF THE FUNDS	12

MANAGEMENT OF THE FUNDS	37

AGREEMENT BETWEEN DMC AND ABRDN INC.	44

NET ASSET VALUE OF COMMON SHARES	48

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN	49

ANTI-TAKEOVER AND CERTAIN PROVISIONS OF THE ACQUIRING FUND’S AGREEMENT AND DECLARATION OF TRUST AND BYLAWS	51

CONVERSION TO OPEN-END FUND	52

APPRAISAL RIGHTS	52

FINANCIAL HIGHLIGHTS	53

INFORMATION ABOUT THE REORGANIZATION	56

TERMS OF THE REORGANIZATION AGREEMENT	56

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS	57

VOTING INFORMATION AND REQUIREMENTS	59

SHAREHOLDER INFORMATION	61

SHAREHOLDER PROPOSALS	62

SOLICITATION OF PROXIES	62

OTHER BUSINESS	62

APPENDIX A: FORMS OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

PROPOSALS

For shareholders of DEX:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of DEX to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of DEX and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of DEX and complete liquidation of DEX

For shareholders of DDF:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of DDF to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of DDF and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of DDF and complete liquidation of DDF

Synopsis

The Board of each Acquired Fund, including the directors or trustees, as applicable, who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Directors/Trustees”), have approved the respective Reorganization Agreements. The Acquiring Fund as it would exist after the Reorganizations is referred to as the “Combined Fund.”

Subject to shareholder approval of the respective Reorganization Agreements by the shareholders of the respective Acquired Funds and of the issuance of Acquiring Fund common shares by the shareholders of the Acquiring Fund, the Reorganization Agreements provide for:

●	the transfer of all of the assets of each Acquired Fund to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund (although cash may be distributed in lieu of fractional shares);

●	the assumption by the Acquiring Fund of all or substantially all liabilities of each Acquired Fund;

●	the distribution of common shares of the Acquiring Fund to the shareholders of each Acquired Fund; and

●	the complete liquidation of each Acquired Fund.

It is expected that each Reorganization will occur in the first quarter of 2023.

The Reorganization of an Acquired Fund is not contingent on the approval of the other Acquired Fund’s shareholders (i.e., a Reorganization of one of the Acquired Funds, if approved by that Acquired Fund’s shareholders, may still proceed if the other Reorganization is not approved by the other Acquired Fund’s shareholders).

At the closing of each Reorganization, each Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The valuation procedures for the Acquired Funds, on the one hand, and the Acquiring Funds, on the other hand, differ in one significant respect.

For purposes of determining an Acquired Fund’s net asset value, corporate, sovereign, and convertible fixed income securities are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Acquiring Fund values such securities at the bid price provided by third-party pricing vendors. If a Reorganization is approved by shareholders, and assuming that each Acquired Fund’s holdings at the closing of the Reorganizations are the same as on July 22, 2022, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the Reorganizations are consummated. For example, assuming the transfer of the Acquired Funds’ portfolio holdings to the Acquiring Fund, if the Acquiring Fund’s valuation procedures were used to value the Acquired Funds’ combined corporate, sovereign, and convertible fixed income security holdings as of July 22, 2022 the value of the Combined Fund’s shares is estimated to be reduced by approximately 0.12%.

In addition, for purposes of determining a Fund’s net asset value, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund’s valuation time are valued by applying valuation factors to the last quoted sale price. The Acquired Funds and the Acquiring Fund differ with respect to the circumstances in which such valuation factors are applied. The impact of this difference on the value of a DEX shareholder’s investment immediately after the DEX Reorganization is consummated is uncertain and could be positive or negative depending on market conditions and could be material. It is expected that this difference will not impact the value of a DDF shareholder’s investment immediately after the DDF Reorganization is consummated since DDF, at this time, does not hold foreign equity securities that close prior to the Fund’s valuation time.

It is anticipated that approximately 30% of DDF's holdings and approximately 30% DEX's holdings will be sold by such Acquired Fund before the closing of the Reorganization in order to pay back each Acquired Fund’s outstanding leverage. This portfolio transition may take a significant amount of time and result in the Acquired Fund holding large amounts of uninvested cash. As a result, there may be times when an Acquired Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies. This may impact each Acquired Fund’s performance. Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or the adviser’s investment approach while such realignment occurs. The realignment is anticipated to take approximately one week, based on current market conditions and assuming that the Acquired Funds’ holdings are the same on May 31, 2022. Sales and purchases of less liquid securities could take longer. Based on the DDF and DEX holdings as of May 31, 2022, the Combined Fund expects to sell approximately 65% and 68% of each Acquired Fund’s portfolio, respectively, following the closing of the Reorganizations. Such sales may take place over an extended period of time. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganizations and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganizations. The portfolio transitioning pre- and post-Reorganizations may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Funds and the Combined Fund.

DEX’s primary investment objective is to seek current income, with a secondary objective of capital appreciation. DDF’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Acquiring Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Acquiring Fund also focuses on long-term growth of capital as a secondary investment objective.

DEX seeks to achieve its investment objective by focusing on broad diversification within its portfolio by investing globally in dividend-paying or income-generating securities across multiple asset classes. DEX may invest in a variety of dividend-paying or income-generating securities. Not all of DEX’s investments, however, are required to pay dividends or interest. Under normal market conditions, DEX will invest at least 80% of its net assets in a combination of dividend-paying or income-generating securities across multiple asset classes, including but not limited to, equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”), debt securities (such as government bonds, investment grade and high risk, high yield corporate bonds, and convertible bonds), and emerging market securities. In addition, under normal market conditions, DEX will invest: (1) at most 60% of its net assets in securities of US issuers; (2) at least 40% of its net assets in securities of non-US issuers, unless market conditions are not deemed favorable by DMC, in which case DEX would invest at least 30% of its net assets in the securities of non-US issuers; and (3) up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). DEX utilizes leveraging techniques in an attempt to obtain higher return for DEX.

DEX may not invest more than 25% of its net assets in any one industry nor, with regard to 75% of its total assets, will more than 5% be invested in the securities of any one issuer. In addition, DMC will use a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to enhance the sustainability of the income stream.

DMC will determine the proportion of DEX’s assets to be allocated among the various asset classes based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes.

DDF seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities across any market capitalization, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in REITs and real estate industry operating companies. Up to 35% of DDF’s total assets may be invested in nonconvertible debt securities consisting primarily of high yield, high-risk corporate bonds (commonly referred to as “junk bonds”). DMC intends to shift investments between and within income-generating equity securities and debt securities within the percentage guidelines reflected above while assessing the relative attractiveness as well as tracking the yield differential between the sectors. Depending upon such yield differentials, the income-generating equity securities portion of DDF’s portfolio will vary between 65% and 100% of DDF’s total assets and the debt securities portion will vary between 35% and 0% of DDF’s total assets. In addition, DDF utilizes leveraging techniques in an attempt to obtain a higher return for DDF.

In selecting investments for DDF’s portfolio, DMC employs a yield-oriented and value driven approach. The industry sector weightings in the income-generating equity securities portion of DDF’s portfolio will be determined based on DMC’s investment research efforts. DDF’s investment in income-generating equity securities may include securities across any market capitalization.

The Acquiring Fund combines three research-driven investment strategies – dividend capture, value and growth – to maximize the amount of distributed dividend income that qualifies for reduced federal income tax rates (currently capped at 20%) and to identify companies globally with the potential for dividend increases and capital appreciation. The Acquiring Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector of industry. The Acquiring Fund’s dividend capture strategy has two facets. The first facet is “rotation” strategy, in which the Acquiring Fund would sell a stock on or shortly after the stock’s ex-dividend date, provided that holding requirements are met that would permit the Acquiring Fund to take advantage of the reduced federal tax rate, and use the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Acquiring Fund may receive more dividend payments over a given period of time than if it held a single stock. The second facet is to capture special dividends where a company decides to return large cash balances to shareholders as a one-time dividend payment, for instance due to a restructuring or recent strong operating performance.

The Acquiring Fund invests at least 80% of its net assets in equity securities, primarily common stocks, issued by US companies and qualified foreign corporations whose equity securities are readily traded on an established US or foreign securities market, that pay dividends which qualify for federal tax rates similar to the rates applied to long-term capital gains. Under normal circumstances, the Acquiring Fund intends to, although it is not required to, invest in the securities of issuers located in approximately 10 to 30 foreign countries, with foreign investments representing approximately 40% to 80% of the Fund’s assets.

Each of the Acquired Funds currently uses leverage as a significant part of their investment strategies whereas the Acquiring Fund currently uses leverage to a modest extent, in any event, in an amount not to exceed 10% of its total assets. The Acquiring Fund will use leverage through borrowing for investment purposes only when AAML believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings. Depending on market conditions, the Acquiring Fund's portfolio management team may choose not to use any leverage. Although the use of leverage by a Fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses.

It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (except with respect to cash received in lieu of fractional shares). There can be no assurance that the IRS will deem the exchanges to be tax-free. You should consult your tax adviser regarding the effect, if any, of the Reorganizations in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganizations only. For further information about the federal income tax consequences of the Reorganization, see “Material Federal Income Tax Consequences” below.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from the Acquiring Fund’s counsel Dechert LLP (based on certain facts, assumptions and representations) to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization within the meaning of section 368(a) of the Code (except with respect to cash received in lieu of fractional shares). Despite this opinion, there can be no assurances that the IRS will deem the exchanges to be tax-free.

Prior to the date of the Reorganizations’ closing, the Acquired Fund may declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganizations’ closing.

Background and Reasons for the Proposed Reorganizations

Board Consideration of the Reorganizations

The Board of each Acquired Fund considered and discussed matters relating to the Reorganizations at joint executive sessions of the Boards held on held on July 11, 2022 and joint meetings of the Boards held on August 9-11, 2022 (collectively, the “Board meetings”). In advance of the Board meetings, abrdn, Inc., AAML and its affiliates (collectively, “abrdn”) and Delaware provided information to the Boards about the Reorganizations, including information with respect to abrdn, and responded to a number of questions and additional requests for information from the Boards. In addition, at or prior to the Board meetings, the Boards met with representatives of abrdn (including legal and compliance), the Acquiring Fund’s board and the Acquiring Fund's portfolio management team. The Independent Directors/Trustees also met separately several times with their independent counsel to consider and discuss the Reorganizations. Delaware recommended that the Boards approve the Reorganizations. The Boards reviewed the Reorganizations separately with respect to the interests of each Acquired Fund and its respective shareholders in mind. After careful consideration, the Boards, including the Independent Directors/Trustees, unanimously approved the Reorganization Agreements for each Acquired Fund.

In approving the Reorganizations and recommending that shareholders vote for the Proposals, the Boards, including the Independent Directors/Trustees, determined that participation in the Reorganizations is in the best interests of each Acquired Fund and that the interests of the existing shareholders of each Acquired Fund will not be diluted as a result of the Reorganizations. The determination to approve the Reorganizations was made on the basis of each Director/Trustee’s business judgment after consideration of all of the factors deemed relevant to the Director/Trustee taken as a whole, though individual Directors/Trustees may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

In approving the Reorganization Agreements, the key factors that the Board of each Acquired Fund considered are outlined below:

●	the terms and conditions of each Reorganization Agreement, particularly that each Reorganization will be submitted to the shareholders of the respective Acquired Fund for their approval;

●	the terms and conditions of the Purchase Agreement between Delaware and abrdn Inc.;

●	the recommendations of Delaware, as investment adviser to the Acquired Funds, with respect to the Reorganizations;

●	abrdn’s asset management business, including its commitment to the closed-end fund business, and its investment management experience and performance, including information about the portfolio management team of the Acquiring Fund;

●	the similarity of the investment objectives and investment limitations of the Funds and the differences in the principal investment strategies and the types of investments employed by each Fund as well as the resources required for such investments, including determinations with respect to the use of leverage and the related risks of the Funds as described herein under “Comparison of the Funds”;

●	the performance of the Acquired Funds and Acquiring Fund over various time periods;

●	the representations of abrdn and Delaware to the Board that the Combined Fund regarding the level of advisory services that will be provided to shareholders of the Acquired Fund after the Reorganization;

●	The representations of abrdn, AAML and Delaware to the Boards concerning the continuity of services to shareholders of the Combined Fund after the Reorganizations;

•	the governance structure of the Acquiring Fund’s Board, the compliance and risk program and the service providers rendering core services to the Acquiring Fund;

•	the Funds’ historical distribution rates and frequency and the historical discounts and premiums;

•	the aggregate NAV (not the market value) of the Acquiring Fund shares that shareholders of each Acquired Fund will receive in the Reorganizations will equal the aggregate NAV (not the market value) of the common shares of the Acquired Funds that such shareholders own immediately prior to the Reorganizations, and the NAV of the shares of each Acquired Fund should not be diluted on the basis of NAV as a result of the Reorganizations;

•	the anticipated expenses of the Combined Fund;

•	in connection with the Reorganization, AAML has contractually agreed to limit the total ordinary operating expenses of the Combined Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses) from exceeding 1.16% of the average daily net assets of the Combined Fund on an annualized basis through one year from the closing date of the Reorganization or June 30, 2024, whichever is later;

•	the representations of abrdn, AAML and Delaware to the Boards that, at least 75% of the Acquiring Fund’s Board will be comprised of trustees who are not “interested persons” (as defined in the 1940 Act) of abrdn, AAML or Delaware for at least three years following the Reorganizations;

•	the representations of abrdn, AAML and Delaware to the Boards that, for at least two years after the Reorganizations, abrdn, AAML and Delaware, will not impose any “unfair burden” (as defined in the 1940 Act) on the Combined Fund or its shareholders;

•	abrdn and Delaware, and not the Acquired Funds, will bear most of the costs of the Reorganizations, such as proxy solicitation and legal expenses, but exclusive of any brokerage commissions or other portfolio transaction costs of the Acquired Funds, including those associated with transferring certain assets to the Acquiring Fund prior to the Reorganizations;

•	the estimated portfolio transaction costs to be borne by the Acquired Funds;

•	the impact on the value of an Acquired Fund shareholder’s investment immediately after the Reorganizations are consummated as a result of a difference in valuation procedures between the Acquired Funds and the Acquiring Fund;

•	the anticipated effect of the Reorganizations on the tax attributes of the Funds;

•	that Acquired Fund shareholders who do not wish to become shareholders of the Acquiring Fund will have an opportunity to sell their Acquired Fund shares on the NYSE before the Reorganizations; and

•	the consideration of continuing to manage each Acquired Fund as a separate fund.

The Board of each Acquired Fund recommends that shareholders of the Acquired Fund vote “FOR” the respective Proposal.

On August 11, 2022, DMC and abrdn Inc. entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn will acquire certain assets related to DMC’s business of providing investment management services relating to the assets of the Acquired Funds and certain other registered investment companies (the “Business”) if the Reorganizations are approved, and satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, DMC has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of DMC in and to the books and records relating to the Business; (ii) all records required to be maintained to substantiate the track record of the Business; and (iii) all goodwill of the Business as a going concern. Such transfers hereinafter are referred to collectively as the “Asset Transfer.” None of the Directors/Trustees, including the Independent Directors/Trustees, have any interest in the Reorganizations, and the Acquired Fund Board, including all of the Independent Directors/Trustees voting separately, unanimously approved the Reorganizations.

Vote Required for each Proposal

The Proposal for the DDF Reorganization will require the affirmative vote of a majority of DDF’s outstanding shares entitled to vote. The Proposal for the DEX Reorganization will require the vote of the holders of a majority of the shares cast at the Meeting. For additional information regarding voting requirements, see “Voting Information and Requirements.”

COMPARISON OF THE FUNDS

Investment Objectives

All of the Funds seek current income with a secondary objective of capital appreciation or long-term growth of capital.

DEX’s primary investment objective is to seek current income, with a secondary objective of capital appreciation. DDF’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Acquiring Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Acquiring Fund also focuses on long-term growth of capital as a secondary investment objective.

The Acquired Funds’ investment objectives are not fundamental and may be changed without shareholder approval, whereas the Acquiring Fund’s investment objective is fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

The principal investment strategies of the Funds are similar, with some differences. All Funds are primarily equity funds that invest in a diversified range of income-generating securities to achieve their investment objectives. Each Fund seeks to maximize the level of dividend income that the Fund receives, although the Acquiring Fund, but not the Acquired Funds, also seeks to maximize the amount of such income that qualifies for reduced federal income tax rates. Some key differences between the Funds’ investment strategies include that DDF invests at least 65% of its total assets in equity securities, while the Acquiring Fund invests at least 80% of its net assets in such securities. DDF may also invest up to 35% of its total assets in non-convertible debt securities, while the Acquiring Fund may invest up to 20% of its net assets in such securities. The Acquiring Fund additionally limits its use of leverage to 10% of its total assets, while each Acquired Fund may use leverage to the extent permitted by the 1940 Act, which is up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of such leverage ). Please see “Leverage” below for additional information regarding the Funds’ strategies with respect to use of leverage. The Funds also place different emphasis on the use of derivatives. The following table shows the principal investment strategies of each Fund.

DEX	DDF	Acquiring Fund

The Fund seeks to achieve its objectives by focusing on broad diversification within its portfolio by investing globally in dividend-paying or income-generating securities across multiple asset classes. The Fund may invest in a variety of dividend-paying or income-generating securities. Not all investments, however, are required to pay dividends or interest. Under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of dividend-paying or income-generating securities across multiple asset classes, including but not limited to, equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts (REITs) and real estate operating companies (REOCs), debt securities (such as government bonds, investment grade and high risk, high yield corporate bonds, and convertible bonds), and emerging market securities. In addition, under normal market conditions, the Fund will invest: (1) at most 60% of its net assets in securities of US issuers; (2) at least 40% of its net assets in securities of non-US issuers, unless market conditions are not deemed favorable by the Manager, in which case the Fund would invest at least 30% of its net assets in the securities of non-US issuers; and (3) up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). The Fund utilizes leveraging techniques in an attempt to obtain higher return for the Fund.

The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities across any market capitalization, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in REITs and real estate industry operating companies. Up to 35% of the Fund’s total assets may be invested in nonconvertible debt securities consisting primarily of high yield, high-risk corporate bonds (commonly referred to as “junk bonds”). DMC intends to shift investments between and within income-generating equity securities and debt securities within the percentage guidelines reflected above while assessing the relative attractiveness as well as tracking the yield differential between the sectors. Depending upon such yield differentials, the income-generating equity securities portion of the Fund’s portfolio will vary between 65% and 100% of the Fund’s total assets and the debt securities portion will vary between 35% and 0% of the Fund’s total assets. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund.

The Fund combines three research-driven investment strategies – dividend capture, value and growth – to maximize the amount of distributed dividend income that qualifies for reduced federal income tax rates (currently capped at 20%) and to identify companies globally with the potential for dividend increases and capital appreciation. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector of industry. The Fund’s dividend capture strategy has two facets. The first facet is “rotation” strategy, in which the Fund would sell a stock on or shortly after the stock’s ex-dividend date, provided that holding requirements are met that would permit the Fund to take advantage of the reduced federal tax rate, and use the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. The second facet is to capture special dividends where a company decides to return large cash balances to shareholders as a one-time dividend payment, for instance due to a restructuring or recent strong operating performance.

DEX	DDF	Acquiring Fund

The Fund may not invest more than 25% of the Fund’s net assets in any one industry nor, with regard to 75% of the Fund’s total assets, will more than 5% be invested in the securities of any one issuer. In addition, the Manager will use a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to enhance the sustainability of the income stream.

DMC will determine the proportion of the Fund’s assets to be allocated among the various asset classes based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes.

US equities — The Fund invests primarily in securities of large-capitalization companies that DMC believes generate income and/or have long-term capital appreciation potential. DMC follows a value, quality and income-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as: a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company; favorable earnings growth prospects; expected above-average return on equity and dividend yield; the financial condition of the issuer; and various qualitative factors.

In selecting investments for the Fund’s portfolio, DMC employs a yield-oriented and value driven approach. The industry sector weightings in the income-generating equity securities portion of the Fund’s portfolio will be determined based on DMC’s investment research efforts. The Fund’s investment in income-generating equity securities may include securities across any market capitalization.

Preferred stocks or convertible securities in which the Fund may invest, may be rated below investment grade (i.e., “Ba” or lower for convertible securities or “Ba” or lower for preferred stock by Moody’s or “BB” or lower for both convertible securities and preferred stock by S&P or similarly rated by other comparable rating agencies) or, if unrated, determined to be of comparable quality by DMC. The Fund includes these assets in its income-generating equity securities category and they are in addition to the high yield, high-risk debt securities discussed above.

The debt securities component of the Fund’s portfolio will be structured to earn as high a level of current income as is consistent with reasonable risk, in light of the nature of such investments. DMC will screen individual securities for such characteristics as minimum yield and issue size, issue liquidity, and financial and operational strength. In-depth credit research will then be conducted to arrive at a core group of securities within this universe from which the portfolio will be constructed. The Fund may invest in a wide variety of debt securities of any maturity or duration, although it is anticipated that under normal market conditions, the debt securities portion of the Fund’s portfolio primarily will be invested in corporate bonds. Such bonds may be rated below investment grade. Corporate bonds are bonds, notes, or debentures issued by corporations and other business organizations, including REITs, and other business trusts. The Fund may invest in foreign securities directly or indirectly through American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). Under normal circumstances, no more than 5% of the Fund’s net assets are anticipated to be invested directly or indirectly through depository receipts in foreign issuers.

The Fund invests at least 80% of its net assets in equity securities, primarily common stocks, issued by U.S. companies and qualified foreign corporations whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends which qualify for federal tax rates similar to the rates applied to long-term capital gains. Under normal circumstances, the Fund intends to, although it is not required to, invest in the securities of issuers located in approximately 10 to 30 foreign countries, with foreign investments representing approximately 40% to 80% of the Fund’s assets. The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. Although it is not the Fund’s current intent, the Fund continues to be able to invest up to 100% of its total assets in the securities of non-U.S. issuers and is not restricted as to how much may be invested in the issuers of any single country, provided the Fund limits its investments in countries that are considered emerging markets to no more than 25% of the Fund’s total assets at any one time.

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of domestic and foreign corporations that pay dividends. The Board of Trustees of the Fund may change this 80% policy on not less than 60 days’ notice to shareholders. AAML believes that dividend paying stocks have the potential for superior total return performance, as compared to non-dividend paying stocks. Under normal circumstances, the Fund expects to invest in securities of issuers located in the United States and in approximately 10 to 30 foreign countries. AAML believes that global diversification may provide to investors in the Fund the benefit of generally higher dividend yields in some countries outside the United States, especially for companies domiciled in countries that have a tax treaty with the United States.

DEX	DDF	Acquiring Fund

Securities issued by real estate companies — The Fund may invest in REITs and REIT-equivalents located in any country (including the United States and developed, developing, emerging market countries). The Fund may invest in REOCs located in any country (including the United States and emerging market countries). The Fund may invest in securities that represent a variety of different sectors in the real estate industry. Under certain market conditions, the Fund may shift more of its investments to US real estate companies. The Fund may invest in securities issued in any currency and may hold foreign currency.

International equities — DMC’s investment strategy in international equities seeks long-term growth without undue risk to principal. The Fund invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The Fund will invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American, European and Global Depositary Receipts (“ADR,” “GDRs,” and “EDRs,” respectively)) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities.

Emerging market equities — DMC’s emerging markets strategy seeks long-term capital appreciation and the Fund may invest in a broad range of emerging market equity securities, including common or ordinary stocks. DMC’s primary emphasis will be on the stocks of companies considered to be from an emerging market country. Under normal circumstances, the Fund intends to, although it is not required to, invest a significant portion of its assets in securities of issuers located in any foreign country (in addition to the United States), including emerging markets.

The Fund may invest up to 35% of its total assets in high yield, high-risk debt securities that are rated below investment grade or which are unrated but are of comparable quality as determined by DMC.

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objectives. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective. Further, the Fund is authorized to borrow up to 5% of its total assets for temporary defensive purposes such as the clearance of portfolio transactions, the payment of dividends or in connection with tender offers or shares repurchases.

The Fund may use leverage by borrowing through its line of credit. The Fund reserves the right, if the Manager believes that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act requirements. The Fund may buy or sell securities on a when-issued or delayed-delivery basis — that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

The Fund may invest in other investment companies which can include open-end funds, closed-end funds, unit investment trusts and business development companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

The Fund invests in equity securities issued by U.S. corporations, and foreign issuers whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends, more than 50% of which qualify for reduced federal tax rates similar to the rates applied to long-term capital gains (referred to herein as “qualified dividends” or “tax-advantage dividends”). The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. Qualified dividends generally include dividends received during the taxable year from domestic and qualified foreign corporation. A qualified foreign corporation is defined in the Internal Revenue Code of 1986 (the “Code”) as any corporation that is incorporated in a possession of the United States or that is eligible for the benefits of a comprehensive income tax treaty with the United States. The equity securities in which the Fund invests include primarily common stocks. The Fund may, from time to time, also invest a portion of its assets in preferred stocks, REITs (real estate investment trusts), exchange-traded funds (“ETFs”) and securities convertible into or exchangeable for common stocks, such as convertible debt. Dividends paid by REITs generally will not be eligible to be treated as qualified dividend income.

DEX	DDF	Acquiring Fund

Convertible securities — The Fund may invest without limit in convertible securities, which are another category of income generating equity securities. These securities may be of any credit quality, including those rated below investment grade by a nationally recognized statistical rating organization (NRSRO) or those that are unrated but deemed equivalent to non-investment grade. The Fund principally invests in convertible securities that offer favorable upside participation and downside protection relative to the underlying equity security that it is linked to. DMC primarily utilizes convertible securities to invest in sectors or industries of the market which DMC believes represent attractive investment opportunities but do not offer attractive yields or diversification through traditional equity or debt securities. The convertible structure enables DMC to gain this exposure while still realizing income returns and minimizing volatility.

US investment grade fixed income — In managing the Fund’s assets allocated to the investment-grade sector, the Fund will invest principally in debt obligations issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of US companies. The US government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities which have been established or sponsored by the US government. The investment-grade sector of the Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the US government, its agencies, or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases. Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories by an NRSRO, such as those rated AAA, AA, A, and BBB by the Standard & Poor’s Ratings Group (“S&P”) OR Fitch, Inc. (“Fitch”) or Aaa, Aa, A, and Baa by Moody’s Investors Service, Inc. (“Moody’s”), or will be unrated securities that the Manager determines are of comparable quality.

The Fund may use repurchase agreements as short-term investments for its cash position.

The Fund may invest up to 10% of its total assets in illiquid investments, which include securities, contractual restrictions on resale, repurchase agreements maturing in greater than seven days, and other securities which may not be readily marketable.

The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid investments.

The Fund may lend up to 25% of its total assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan.

The Fund may invest without limitation in loan participations in order to enhance total return, to affect diversification or to earn additional income.

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Floating rate loans may take as long as seven days to settle and may not be considered securities. Therefore, floating rate loans may not be afforded the protection of the federal securities laws.

The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law tax-advantaged dividends received by individual shareholders are taxed at rates similar to long-term capital gain tax rates, which reach a maximum of 20%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to shareholders. Corporate shareholders of the Fund are not eligible for this favorable federal income tax treatment. In addition, a dividend will not be treated as a tax-advantaged dividend (whether received by the Fund or paid by the Fund to a shareholder) (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether as a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The provisions of the Code applicable to tax-advantaged dividends are effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken.

The Fund may borrow for investment purposes. AAML currently intends to limit leverage through borrowing to 10% of the Fund’s total assets (calculated at the time of borrowing) and to borrow for investment purposes only when AAML believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings.

DEX	DDF	Acquiring Fund

US high yield fixed income — The Fund will invest its assets that are allocated to the domestic high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds, and pay-in-kind securities (“PIKs”). The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody’s, or similarly rated by another NRSRO. Unrated bonds may be more speculative in nature than rated bonds.

International developed markets fixed income — The international developed markets fixed income sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in international developed markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.

The Fund may invest in futures, options, and closing transactions related thereto. The Fund will not invest in futures and options as principal investment strategies. In addition, the Fund may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with its investments.

The Fund may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not invest in swaps as a principal investment strategy. The Fund also may invest in and write listed options, which are also referred to as exchange-traded options. DMC will use a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to enhance the sustainability of the income stream. The percentage of the Fund’s assets invested in these strategies will vary from time to time based on the DMC’s assessment of economic and market conditions and the potential for income.

At times when DMC anticipates adverse conditions, DMC may want to protect gains on securities without actually selling them. DMC might use swaps to neutralize the effect of any price declines without selling a bond or bonds.

To the extent the Fund uses leverage, if any, the Fund currently intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as the issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. The Fund’s portfolio management team may use leverage opportunistically and seek to reduce the Fund’s leverage usage during times of heightened market volatility. Depending on market conditions, the portfolio management team may choose not to use any leverage or may instead borrow up to 10% of the Fund’s total assets for investment purposes. Additionally, the Fund is permitted to borrow up to the maximum allowable amount under the 1940 Act of the Fund’s total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Dividend Capture Strategy

The Fund’s dividend capture strategy seeks to maximize the level of dividend income that the Fund receives by engaging in dividend capture trading and by identifying special dividend situations.

Rotation Strategy (Dividend Capture Trading). In a dividend capture trade, the Fund sells a stock on or shortly after the stock’s ex-dividend date, provided that holding requirements are met that would permit the Fund to take advantage of the reduced federal tax rate, and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold only strategy. In order for dividends received by the Fund to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described above. Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

DEX	DDF	Acquiring Fund

Emerging markets fixed income — The Fund may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. Fixed income securities in the emerging markets fixed income sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.

Other strategies

The Fund may use leverage by borrowing through its line of credit. The Fund reserves the right, if DMC believes that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act requirements.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap (CDS) contracts and the use of other derivatives instruments and reverse repurchase agreements.

If the Fund has any financial obligation under a swap agreement, it will designate cash and liquid assets sufficient to cover the obligation and will value the designated assets daily as long as the obligation is outstanding. Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

The Fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward foreign currency” contract or “forward” contract) for hedging purposes only. The Fund will not invest in forward foreign currency contracts as a principal investment strategy.

Although DMC values the Fund’s assets daily in terms of US dollars, it does not intend to convert the Fund’s holdings of foreign currencies into US dollars on a daily basis. The Fund is permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations.

MIMAK serves as sub-adviser to DMC and provides asset allocation services. MIMAK has primary day-to-day responsibility for managing the Fund, and may allocate assets to its affiliate, Macquarie Investment Management Global Limited (MIMGL), to invest in real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. In addition, MIMAK may seek investment advice and recommendations relating to fixed income securities from the Manager’s affiliates: Macquarie Investment Management Europe Limited (MIMEL) and MIMGL. MIMAK may also permit MIMGL, and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of MIMAK. MIMAK may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where MIMAK believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and MIMAK may also seek quantitative support from MIMGL.

Special Dividends. Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments, for instance due to a restructuring or recent strong operating performance. Other special dividends may arise in a variety of situations.

Value Strategy

In managing the assets of the Fund, AAML generally pursues a value-oriented approach. AAML seeks to identify investment opportunities in equity securities of dividend paying corporations that it believes are undervalued relative to the market and to the securities’ historical valuations, including turnaround opportunities with a catalyst, depressed earnings that may be poised to recover or where a restructuring or major corporate action may add value. The Fund invests in stocks among all capitalization levels (small, mid and large), using a multi-cap, multi-sector, multi-style approach when selecting the stocks of companies in which the Fund invests. The average capitalization of issuers is not intended to be static and varies over time. Factors that AAML considers include fundamental factors such as earnings growth, cash flow and historical payment of dividends. The Fund’s investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential.

DEX	DDF	Acquiring Fund

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivatives transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps, and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets. The aggregate notional amount (typically, the principal amount of the reference security or securities) of the Fund’s investments in the CDS contracts will be limited to 15% of its total net assets. The Fund may also use swaps, financial futures contracts, options on financial futures, or options based on either an index of long-term securities or on equity securities whose prices, in the opinion of DMC, correlate with the prices of the Fund’s investments.

The Fund may also invest in collateralized mortgage obligations and real estate mortgage investment conduits; bank loans (rated below investment grade); Brady Bonds; other investment companies, including open-end, closed-end, or unregistered investment companies; master limited partnerships; repurchase agreements; privately-placed debt and other securities whose resale is restricted under applicable securities laws, restricted securities, including securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act; short-term investments (including time deposits, certificates of deposit and bankers’ acceptances issued by a US commercial bank; commercial paper and short-term corporate obligations with the highest quality rating by a NRSRO or, if not so rated, of comparable quality as determined by DMC; US government securities; and repurchase agreements collateralized by securities); options on foreign currencies; forward foreign currency contracts; relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average; securities on a when-issued or delayed-delivery basis.

Growth Strategy

The Fund’s growth strategy seeks to identify issuers with lower, but still attractive, current dividend yields, but that have the potential for higher earnings growth through capital appreciation or increasing dividend payments.

In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate fully taxable ordinary income. For any year, so long as the Fund’s fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund’s income distributions would be characterized as tax-advantaged dividends. There can be no assurance that a portion of the Fund’s income distributions will not be fully taxable as ordinary income. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives and the Fund may not pay tax-advantaged dividends.

DEX	DDF	Acquiring Fund

The Fund may invest in other investment companies which can include open-end funds, closed-end funds, unit investment trusts and business development companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

The Fund may invest up to 10% of the value of its net assets in illiquid securities. In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective. Further, the Fund is authorized to borrow up to 5% of its total assets for temporary defensive purposes such as the clearance of portfolio transactions, the payment of dividends or in connection with tender offers or shares repurchases.

The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes. In addition, the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other securities transactions. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund.

Generally, securities are purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. AAML does not expect investments in illiquid securities to comprise more than 10% of the Fund’s total assets (determined at the time the investment is made).

AAML may invest the Fund’s cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into AAML’s recommendations and the portfolio managers’ decisions are subjective.

Distribution Information

DEX and DDF currently pay a monthly distribution of $0.0551 per share and $0.061 per share, respectively. The Acquiring Fund currently pays a monthly distribution of $0.065 per share. The Combined Fund would pay a monthly distribution of $0.065 per share.

DDF: Under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.5% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Trustees, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

DEX: Under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 7.0% of the Fund’s average NAV per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 7.0% of the prior three months’ average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Trustees, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as each Fund and make monthly distributions to shareholders.

Please see “Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund” below for additional information.

Leverage

Each of the Acquired Funds currently uses leverage as a significant part of their investment strategies whereas the Acquiring Fund currently uses leverage to a moderate extent, in any event, in an amount not to exceed 10% of its total assets. The Acquiring Fund will use leverage, for investment purposes only when AAML believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings. Depending on market conditions, the Acquiring Fund's portfolio management team may choose not to use any leverage. Although the use of leverage by a Fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses.

The Funds’ strategies relating to their use of leverage may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than they would otherwise be. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent.

As of May 31, 2022, DEX had aggregate leverage from borrowings, DDF had aggregate leverage from borrowings, and as of April 30, 2022, the Acquiring Fund had aggregate leverage from borrowings as a percentage of its total assets as follows:

Leverage Ratio
DEX	24.0%
DDF	24.1%
Acquiring Fund	4.7%

If the Reorganization(s) had occurred on April 30, 2022, the leverage ratio for the Combined Fund would have been as follows:

Pro Forma Combined Fund (DEX into the Acquiring Fund only)	Pro Forma Combined Fund (DDF into the Acquiring Fund only)	Pro Forma Combined Fund (DEX and DDF into the Acquiring Fund)
2.5%	2.9%	2.0%

Fees and Expenses Table

Below is a comparison of the fees and expenses of the Funds before and after the Reorganizations based on the expenses for the fiscal period ended May 31, 2022, for the Acquired Funds and the fiscal period ended April 30, 2022, for the Acquiring Fund. The pro forma information for the Combined Fund is as of April 30, 2022. Pro forma combined fees and expenses are estimated in good faith and are hypothetical.

It is important to note that following the Reorganization, shareholders of the Acquired Funds would be subject to the actual fees and expenses of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

	DEX	DDF	Acquiring Fund		Pro Forma Combined Fund (DEX into Acquiring Fund Only)		Pro Forma Combined Fund (DDF into Acquiring Fund Only)		Pro Forma Combined Fund (DEX and DDF into Acquiring Fund)
Common Shareholder Transaction Expenses
Sales Load (as a percentage of the offering price)(1)	None	None	None		None		None		None
Offering expenses (as a percentage of offering price)(1)	None	None	None		None		None		None
Dividend reinvestment and optional cash purchase plan fees (per share for open-market purchases of common shares)
Fee for Open Market Purchases of Common Shares	None	None	$0.02 (per share)(2)		$0.02 (per share)(2)		$0.02 (per share)(2)		$0.02 (per share)(2)
Fee for Optional Shares Purchases	None	None	$5.00 (max)(2)		$5.00 (max)(2)		$5.00 (max)(2)		$5.00 (max)(2)
Sales of Shares Held in a Dividend Reinvestment Account	None	None	$0.12 (per share) and $25.00 (max)(2)		$0.12 (per share) and $25.00 (max)(2)		$0.12 (per share) and $25.00 (max)(2)		$0.12 (per share) and $25.00 (max)(2)

Annual expenses (as a percentage of net assets attributable to Common Shares)
Advisory fee(3)	1.32%	0.76%	1.00%		1.00%		1.00%		1.00%
Interest expense(4)	0.48%	0.50%	0.01%		0.01%		0.01%		0.01%
Other expenses	0.59%	0.54%	0.31%		0.23%		0.24%		0.20%
Total annual expenses	2.39%	1.80%	1.32%		1.24%		1.25%		1.21%
Less: expense reimbursement	None	None %	0.15	%(5)	0.07	%(5)	0.08	%(5)	0.04	%(5)
Total annual expenses after expense reimbursement	2.39%	1.80%	1.17	%(5)	1.17	%(5)	1.17	%(5)	1.17	%(5)

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

Shareholders who participate in the Fund’s Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”) may be subject to fees on certain transactions. Fees for Computershare Trust Company N.A. (the “Plan Agent”) for the handling of the reinvestment of dividends will be paid by the Fund; however, participating shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant, which will be deducted from the value of the dividend. For optional share purchases, shareholders will also be charged a $2.50 fee for automatic debits from a checking/savings account, a $5.00 one-time fee for online bank debit and/or $5.00 for check. Shareholders will be subject to $0.12 per share fee and either a $10.00 fee (for batch orders) or $25.00 fee (for market orders) for sales of shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

(3)

The contractual advisory fee of DEX is 0.95% of the adjusted average daily net assets of DEX, and the contractual advisory fee of the DDF is 0.55% of the adjusted average daily net assets of the DDF. For purposes of the calculation of investment management fees, adjusted average daily net assets exclude the line of credit liability

The contractual advisory fee of each of the Acquiring Fund and the Combined Fund is 1.00% of such Fund’s average daily net assets.

(4)

For DEX, the percentage in the table is based on total borrowings of $34,100,000 for DEX (the balance outstanding under DEX’s credit facility as of May 31, 2022, representing approximately 31.84% of DEX’s net assets) and an average interest rate during the fiscal period ended May 31, 2022 of 1.26%.

For DDF, the percentage in the table is based on total borrowings of $24,000,000 for DDF (the balance outstanding under DDF’s credit facility as of May 31, 2022, representing approximately 31.90% of DDF’s net assets) and an average interest rate during the fiscal period ended May 31, 2022 of 0.60%.

For the Acquiring Fund, the percentage in the table is based on total average borrowings of for the fiscal year ended April 30, 2022 of $2,000,671.

For the Combined Fund, the percentage in the table is based on estimated total average borrowings for the fiscal year ended April 30, 2022 of 2,000,671 (the same amount of borrowing as the Acquiring Fund for the period ended April 30, 2022).

There can be no assurances that any Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which any Fund borrows will not change, or that any Fund’s use of leverage will be profitable.

(5)	AAML, the investment adviser of the Acquiring Fund, has entered into a written contract (the “Expense Limitation Agreement”) with the Acquiring Fund that is effective through June 30, 2024. In connection with the Reorganization, the Expense Limitation Agreement shall be extended through one year from the date of the closing of the Reorganization, or June 30, 2024, whichever is later. The Expense Limitation Agreement limits the total ordinary operating expenses of the Acquiring Fund and following the consummation of one or both Reorganizations, the Combined Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses), from exceeding 1.16% of the average daily net assets of the Fund on an annualized basis.

Expense Example

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example set forth below assumes shares of each Fund were owned as of the completion of each Reorganization and uses a 5% annual rate of return as mandated by SEC regulations.*

	1 Year	3 Years	5 Years	10 Years
DEX	$24	$75	$128	$273
DDF	$18	$57	$97	$212
Acquiring Fund	$12	$40	$71	$158
Pro Forma Combined Fund (DEX into Acquiring Fund only)	$12	$39	$67	$149
Pro Forma Combined Fund (DDF into Acquiring Fund only)	$12	$39	$68	$150
Pro Forma Combined Fund (DEX and DDF into Acquiring Fund)	$12	$38	$66	146

* The example should not be considered a representation of future expenses or rate of return and actual Combined Fund expenses may be greater or less than those shown. The example assumes that (i) all dividends and other distributions are reinvested at NAV, (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown and (iii) the expense reimbursement agreement for the Combined Fund is only in effect until a year from the date of the closings of the Reorganizations or June 30, 2024, whichever is later, as described in note (7) above.

Principal Risks

The Acquired Funds are subject to the same principal risks. The principal risks of the Acquired Funds are similar to the risks of the Acquiring Fund. Also, the Acquired Funds and the Acquiring Fund may share similar risks, but describe them differently. Although the Funds are subject to similar common stock (or equity) risk; convertible securities risk; counterparty risk; foreign securities risk; illiquid securities (or illiquidity) risk; interest rate risk; issuer risk; leverage risk; management (or selection) risk; market risk; market price of share (or net asset value discount) risk; preferred securities risk; REIT and real estate industry risk; risks of derivative instruments; small and medium cap company (or company size) risk; and risk characteristics of options, the Funds’ risks also differ in some regards on account of different investment objectives and strategies. The Acquiring Fund also identifies anti-takeover provisions; borrowing risk; COVID-19 risk; defensive positions; dividend strategy risks; emerging markets securities risk; inflation risk; investments in undervalued securities; market events risk; portfolio turnover risk; qualified dividend tax risk; risk characteristics of futures; short sale risk; special risks associated with foreign currency futures contracts and related options; and special risks associated with foreign currency options as principal risks of investing in the Acquiring Fund, whereas the Acquired Funds do not identify such risks as principal risks of investing in the Acquired Funds. A chart showing which risks are applicable to each Fund is below, and the principal investment risks of the Funds are summarized below.

Principal Risks	DEX	DDF	Acquiring Fund
Active management and selection risk; Management risk	X	X	X
Anti-takeover provisions			X
Borrowing risk			X
Call options risk; Risk characteristics of options	X	X	X
Common stock risk; Equity risk	X	X	X
Company size risk; Small and medium cap company risk	X	X	X
Counterparty risk	X	X	X
COVID-19 risk	X		X
Credit risk	X	X
Currency risk	X	X
Defensive positions			X
Derivatives risk; Risks of derivative instruments	X	X	X
Dividend strategy risks			X
Emerging markets securities risk			X
Foreign risk; Foreign securities risk	X	X	X
Forward foreign currency risk	X	X
High yield risk	X	X
IBOR risk	X	X
Illiquid securities risk; Liquidity risk	X	X	X
Inflation risk			X
Interest rate risk	X	X	X
Investments in undervalued securities			X
Issuer risk	X	X	X
Leveraging risk; Leverage risk	X	X	X
Loans and other indebtedness risk	X	X
Convertible securities risk; Lower rated convertible securities and preferred stock risk; Preferred securities risk	X	X	X
Pandemic and epidemic risk	X	X
Market risk; Investment and market risk	X	X	X
Market events risk			X
Market price of shares; Net asset value discount risk	X	X	X
Portfolio turnover risk			X
Qualified dividend tax risk			X
Real estate industry risk; REIT risk	X	X	X
Risk characteristics of futures			X
Securities lending risk	X	X
Short sale risk			X
Special risks associated with foreign currency futures contracts and related options			X
Special risks associated with foreign currency options			X

Principal Risks of Investing in the Acquiring Fund

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Qualified Dividend Tax Risk. No assurance can be given as to what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable US federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-US entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of the Fund.

Dividend Strategy Risks. The Fund’s pursuit of its investment objectives depends upon the Adviser’s ability to anticipate the dividend policies of the companies in which it chooses to invest. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The Fund’s strategies require the Adviser to identify and exploit opportunities such as the announcement of major corporate actions, such as restructuring initiatives or a special dividend, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Adviser to fulfill the Fund’s investment objective. In addition, the dividend policies of the Fund’s target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund’s portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the federal tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Common Stock Risk. The Fund invests primarily in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Foreign Securities Risk. The Fund has substantial exposure to foreign securities. The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of US issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund has no other investment restrictions with respect to investing in foreign issuers. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities Risk. The Fund may invest up to 25% of its total assets in securities of issuers located in “emerging markets.” Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the US and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more emerging market countries or regions where a Fund has invested a significant amount of its assets may have a greater effect on a Fund’s performance than it would in a more geographically diversified portfolio.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the US There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Funds’ assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will likely exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments and the Fund may not pay tax-advantaged dividends.

Market Price of Shares. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Fund’s common shares may likewise trade at a discount from NAV. The trading price of the Fund’s common shares may be less than the public offering price. The returns earned by the Fund’s shareholders who sell their common shares below NAV will be reduced. The Fund may utilize leverage, which magnifies the market risk.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objectives depends upon the Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund’s investment objectives. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

Leverage Risk. Leverage creates three major types of risks for shareholders:

•	the likelihood of greater volatility of NAV and market price of common shares because changes in value of the Fund’s portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;

•	the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and

•	if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.

Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund’s NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those currently imposed on the Fund by the 1940 Act and related regulation. However, because the Fund’s use of leverage is expected to be relatively modest and flexible in approach, the Adviser currently does not believe that these restrictions would significantly impact its management of the Fund.

The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings, which may create an incentive to leverage the Fund.

REIT Risk. If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

The Fund does not expect to invest a significant portion of its assets in REITs, but does not have any investment restrictions with respect to such investments.

Investments in Undervalued Securities. The Fund’s investment strategy includes investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Short Sale Risk. If the Fund transacts a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.

A short sale will be successful if the shorted security price decreases. However, if the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.

Therefore, short sales may be subject to greater risks than investments in long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The Fund also incurs increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, US Treasury bills, repurchased agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall assets available for trading purposes.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options. The Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the US dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the US option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Risk Characteristics of Options and Futures. Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.

Preferred Securities Risk. In addition to credit risk, investment in preferred securities carries risks including deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as US government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the NAV and price of the common shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. There can be no assurance that rates will remain at these levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Convertible Securities Risk. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Illiquid Securities Risk. Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees of the Fund.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any preferred shares of the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Borrowing Risk. If the Fund borrows money, it would experience greater volatility of NAV and market price of the common shares. If the income from the securities purchased with such funds were not sufficient to cover the cost of any such borrowing, the return on the Fund would be less than if borrowing had not been used, and therefore the amount available for distribution to the Fund’s shareholders as dividends and other distributions would be reduced and might not satisfy the level dividend rate distribution policy set by the Board of Trustees.

Risks of Derivative Investments. The Fund may invest in derivative instruments as described in the Fund’s Prospectus and Statement of Additional Information. Investments in derivative instruments may be for both investment and hedging purposes. Losses from investments in derivative instruments can, among other things, result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Adviser may choose not to hedge certain portfolio risks. The use of derivatives for investment purposes is considered a speculative practice and presents even greater risk of loss.

Anti-Takeover Provisions. The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the US Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

COVID-19 Risk. The COVID-19 pandemic has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of certain of the Fund’s investments. Although vaccines for COVID-19 and variants thereof are becoming more widely available, the COVID-19 pandemic and impacts thereof may continue for an extended period of time and may vary from market to market. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject. Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Principal Risks of Investing in the Acquired Funds

Net asset value discount risk. The risk that a closed-end investment company will trade at a discount from its net asset value.

Market risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Active management and selection risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Credit risk. The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Equity risk. The risk that stocks and other equity securities generally fluctuate in value more than bonds.

Issuer risk. The risk that the value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Interest rate risk. The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk (DEX). The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them. Where registration is required to sell a security, a fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the fund.

Liquidity risk (DDF). The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them. The illiquidity of portfolio securities may adversely affect the ability of a fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the fund to liquidate portfolio securities. The risks associated with these investments will be accentuated in situations in which a fund’s operations require cash and could result in the fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of these investments. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid investments may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities. To the extent that there is no established retail market for securities, there may be relatively inactive trading in such securities and the ability to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for portfolio securities, an investment manager’s judgment may play a greater role in the valuation of a fund’s securities due to the reduced availability of reliable objective data. To the extent that a fund invests in illiquid investments and securities which are restricted as to resale, the fund may incur additional risks and costs because such securities are particularly difficult to dispose of.

High yield risk. The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Foreign risk. The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Company size risk. The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Leveraging risk. The risk that certain fund transactions using leveraging techniques may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to a fund. Leveraging techniques, such as borrowing, will pose certain risks for shareholders, including the possibility of higher volatility of both the NAV and market value of the shares. There can be no assurance that a fund would be able to realize a higher net return on its investment portfolio than the then current dividend interest rate on any senior securities. In such event, the fund leveraged capital structure would result in a lower yield to the shareholders than if the fund were not leveraged. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the NAV of shares than if a fund were not leveraged, which may be reflected in a greater decline in the market price of the shares.

Real estate industry risk. This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.

Derivatives risk. Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Counterparty risk. The risk that a counterparty to a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Call options risk. The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose a fund to additional costs. Derivatives may be difficult to sell, unwind or value.

Loans and other indebtedness risk. The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Currency risk. The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Forward foreign currency risk. The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Lower rated convertible securities and preferred stock risk. The risk that lower rated convertible securities and preferred stock are subject to a more limited and less liquid secondary trading market, greater price volatility, and reduced creditworthiness of issuers. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of pricing its portfolio and calculating its NAV. Lower quality convertible securities and preferred stocks may have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities. In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments.

Securities lending risk. The risk that in a securities lending transaction, the borrower would fail financially at a time when the value of the security increases. In addition, should the borrower become insolvent, a fund could be faced with loss of rights in the collateral.

IBOR risk. The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Pandemic and epidemic risk. The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund's ability to achieve its investment objective and the value of the Fund's investments.

Investment Restrictions and Policies

The following is a comparison of the fundamental investment restrictions of the Acquired Funds and the Acquiring Fund. The Acquired Funds and Acquiring Fund are each diversified funds under the 1940 Act. The fundamental investment restrictions of the Acquired Funds are substantially identical. The Acquiring Fund has substantially similar fundamental investment restrictions to the Acquired Funds, however, it is also subject to additional fundamental investment restrictions regarding senior securities, margin, and short positions that are highlighted in the chart below.

Acquired Funds	Acquiring Fund	Differences
The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.	The Fund may not purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.	Substantially similar.
The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.	The Fund may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments.	Substantially similar.

Acquired Funds	Acquiring Fund	Differences
The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

The Fund may not borrow money, except as permitted by the 1940 Act. The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

The Fund may not issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities.

Substantially similar.
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	The Fund may not make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements.	Substantially similar.

Acquired Funds	Acquiring Fund	Differences
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	The Fund may not underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment.	Substantially similar.
The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the US government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.	The Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the US government, its agencies or instrumentalities and except securities of other investment companies; or invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the US government or its agencies or instrumentalities).	Substantially similar.
N/A	The Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.	The Acquired Funds do not have equivalent fundamental margin restrictions.
N/A	The Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by that Fund would exceed 10% of the value of that Fund’s total assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable. The Fund has no current intention to take short positions in securities. However, if the Fund does take any short positions, it will maintain sufficient segregated liquid assets to cover the short position.	The Acquired Funds do not have equivalent fundamental short position restrictions.

Rights of Fund Shareholders

DEX was organized as a Delaware statutory trust on April 12, 2007. DDF was organized as a Maryland corporation on February 2, 1993. The Acquiring Fund was organized as a statutory trust under the laws of the State of Delaware on May 11, 2006.

DEX and the Acquiring Fund are also each governed by their own Declarations of Trust and By-laws. DDF is governed by its own Articles of Amendment and Restatement and By-laws. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund.

The below table summarizes a number of provisions of the respective governing documents of the Acquired Funds and the Acquiring Fund, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed.

	DEX	DDF	Acquiring Fund
Voting Rights	Shareholders shall have no power to vote on any matter except matters on which a vote of shareholders is required by the 1940 Act, applicable law or the registration statement of the Trust, the Declaration of Trust, By-Laws or on such other matters as the Board may consider necessary or desirable.	Shareholders shall have no power to vote on any matter except matters on which a vote of shareholders is required by applicable law, the 1940 Act, the Articles of Incorporation, Articles of Amendment and Restatement, the By-Laws or otherwise permitted pursuant to a resolution of the Directors.

Shareholders shall have no power to vote on any matter except matters on which a vote of shareholders is required by applicable law or the Declaration of Trust, or otherwise permitted pursuant to a resolution of the Trustees.

Shareholder Quorum	Except when a larger quorum is required by applicable law or the requirements of any securities exchange on which Shares are listed for trading, a majority of the shares entitled to vote at a shareholders meeting, which are present in person or represented by proxy shall constitute a quorum at such meeting.

Except when a larger quorum is required by applicable law, the Articles of Incorporation, Articles of Amendment and Restatement or the By-Laws, a majority of the shares entitled to vote at a shareholders meeting, which are present in person or represented by proxy shall constitute a quorum at such meeting.

A majority of the outstanding shares of the Trust on the record date present in person or by proxy shall constitute a quorum at any meeting of the shareholders for purposes of conducting business on which a vote of all shareholders of the Trust is being taken.
Election of Trustees/Directors

Except when a different vote is required by applicable law, the Declaration of Trust, the By-Laws, the 1940 Act or other applicable law, Trustees shall be elected by not less than a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at a shareholders meeting at which a quorum is present.

Except when a different vote is required by applicable law, the Articles of Incorporation, Articles of Amendment and Restatement, the By-Laws, the 1940 Act or other applicable law, Directors shall be elected by not less than a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at a shareholders meeting at which a quorum is present.

Except when a different vote is required by applicable law, the Declaration of Trust or resolution of the Trustees, the affirmative vote of a plurality of the shares entitled to vote for the election of any Trustee or Trustees shall be the act of such shareholders with respect to the election of such Trustee or Trustees.
Removal of Trustees/Directors	Any of the Trustees may be removed, with or without cause, by the Board of Trustees, by action of a majority of the Trustees then in office.	Any of the Directors may not be removed without cause.	Any Trustee may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by the Declaration of Trust), for or without cause, at any time by a written instrument, signed or adopted by two-thirds of the remaining Trustees, or by vote of shares having not less than two-thirds of the aggregate number of shares entitled to vote in the election of such Trustee.

	DEX	DDF	Acquiring Fund
Approval of a Consolidation or Merger

The Trust may merge or consolidate as authorized by the affirmative vote or consent of a majority of the Trustees then in office followed by the affirmative vote of the holders of not less than seventy-five percent (75%) of the shares outstanding unless such action has been previously approved, adopted or authorized by the affirmative vote of 2/3 of the Board of Trustees in which case a vote of the holders of a majority of the shares cast at a shareholders’ meeting at which a quorum is present Special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into certain shareholders.

The Corporation may merge or consolidate as authorized by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the aggregate number of votes entitled to be cast thereon unless such action has been previously approved, adopted or authorized by the affirmative vote of 2/3 of the Board of Directors in which case the affirmative vote of a majority of the outstanding stock entitled to vote.

The Trust may merge or consolidate as authorized by two-thirds of the Trustees and approved by the affirmative vote of the holders of not less than 75% of the affected shares. Special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into certain shareholders.
Termination of the Fund

The Trust may be dissolved or terminated (i) upon the vote of not less than eighty percent (80%) of the Trustees; (ii) upon the occurrence of a dissolution or termination event pursuant to any other provision of the Declaration of Trust; or (iii) upon any event that causes the dissolution of the Trust.

The Corporation may dissolve as authorized by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the aggregate number of votes entitled to be cast thereon.

The Trust may be dissolved, after two-thirds of the Trustees have approved a resolution therefor, upon approval by shares having at least 75% of the votes of all of the shares outstanding, voting as a single class, except to the extent required by the 1940 Act.

MANAGEMENT OF THE FUNDS

The Boards of the Funds

The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under Delaware or Maryland law, as applicable.

The Advisers of the Funds

Delaware Management Company (“DMC”), a series of MIMBT, serves as the investment advisor to the Acquired Funds. DMC is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Together, DMC and the other subsidiaries of Macquarie Management Holdings, Inc. manage, as of March 31, 2022, $245.6 billion in assets, including mutual funds, separate accounts and other investment vehicles. Subject to the general supervision of the Acquired Fund’s Board, and in accordance with the investment objective, policies, and restrictions of the Acquired Fund, DMC is responsible for the management and operation of the Acquired Fund and the investment of the Acquired Fund’s assets. DMC provides such services to the Acquired Funds pursuant to respective Investment Management Agreements. DEX commenced investment operations on June 29, 2007 and DDF commenced investment operations on March 26, 1993. DMC’s principal place of business is located at 610 Market Street, Philadelphia, PA 19106-2354. The Investment Management Agreements became effective for an initial two-year term and continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Acquired Fund or a majority of the Board, or (ii) the vote of a majority of the Independent Trustees or Directors (as applicable) of a Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for each Board’s renewal of the respective Investment Management Agreement is available in the Acquired Funds’ annual reports to shareholders for the fiscal year ended November 30, 2021. The Acquired Funds pay DMC an investment management fee in consideration of the advisory and other services provided by DMC to the Funds. Pursuant to the Investment Management Agreement, DEX and DDF have agreed to pay DMC a management fee payable on a monthly basis at the annual rate of 0.95% and 0.55% of the Fund’s adjusted average daily net assets, respectively. For purposes of the calculation of investment management fees, adjusted average daily net assets exclude the line of credit liability.

Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) is the sub-adviser of the Acquired Funds and provides asset allocation services to each Acquired Fund.

Aberdeen Asset Managers Limited (“AAML”), a Scottish Company serves as the adviser to the Acquiring Fund. AAML’s principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. AAML is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc, which manages or administers approximately $612.7 billion in assets as of December 31, 2021. The Acquiring Fund commenced operations on July 26, 2006.

AAML has entered into a written contract (the “Expense Limitation Agreement”) with the Acquiring Fund that is effective through June 30, 2024. In connection with the Reorganizations, the Expense Limitation Agreement shall be extended through one year from the date of the closing of the Reorganizations, or June 30, 2024, whichever is later. The Expense Limitation Agreement limits the total ordinary operating expenses of the Acquiring Fund and following the consummation of one or both Reorganizations, the Combined Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses), from exceeding 1.16% of the average daily net assets of the Fund on an annualized basis.

AAML may request and receive reimbursement from the Acquiring Fund or Combined Fund, as applicable, of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when AAML limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML, and the payment of such reimbursement is approved by the Fund Board on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by AAML is not permitted.

Information regarding the basis of the Board of the Acquiring Fund’s approval of the investment advisory agreement with AAML is available in the Acquiring Fund’s annual shareholder report for the fiscal year ended October 31, 2021.

The Advisory Agreement with AAML was effective for an initial term of two years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory Agreement may be terminated at any time without payment of penalty by the Acquiring Fund or by AAML upon 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory Agreements, the Adviser is permitted to provide investment advisory services to other clients.

Effective May 4, 2018, AAML became the Fund’s investment adviser. Prior to May 4, 2018, the Acquiring Fund was managed by another, unaffiliated investment adviser.

In rendering investment advisory services to the Acquiring Fund, AAML and abrdn Inc. may use the resources of subsidiaries owned by abrdn plc. The abrdn plc affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from the abrdn plc affiliates may render portfolio management, research and/or trade services to US clients of AAML or abrdn Inc.

Portfolio Management of the Acquired Funds

DEX

The personnel of DMC (or its affiliates) who have primary responsibility for the day-to-day management of DEX are Åsa Annerstedt, Adam H. Brown, Liu-Er Chen, Chris Gowlland, Jens Hansen, Allan Saustrup Jensen, Claus Juul, Nikhil G. Lalvani, Benjamin Leung, Stefan Löwenthal, John P. McCarthy, Klaus Petersen, Scot Thompson, Michael G. Wildstein, and Jürgen Wurzer.

Listed below are the biographies for each member of the portfolio management team.

Åsa Annerstedt

Vice President, Portfolio Manager

Åsa Annerstedt is a portfolio manager for the firm’s Global Equity team. She joined Macquarie Asset Management (MAM) in June 2018. Annerstedt has been a portfolio manager since 2013. Previously, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master’s degree in finance and international trade from Lund University in Sweden.

Ms. Annerstedt has been a co-portfolio manager of DEX since March 2019.

Adam H. Brown, CFA

Managing Director, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Asset Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Asset Management (MAM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a bachelor’s degree in accounting from the University of Florida.

Mr. Brown has been a co-portfolio manager of DEX since July 2016.

Liu-Er Chen, CFA

Managing Director, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Asset Management (MAM) in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China, and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Mr. Chen has been a co-portfolio manager of DEX since June 2007.

Chris Gowlland, CFA

Senior Vice President, Head of Equity Quantitative Research

Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm’s multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm’s equity department. Prior to joining Macquarie Asset Management (MAM) in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Mr. Gowlland has been a co-portfolio manager of DEX since July 2019.

Jens Hansen

Managing Director, Chief Investment Officer — Global Equity Team

Jens Hansen heads the firm’s Global Equity team and is a portfolio manager for the team’s strategies. He joined Macquarie Asset Management (MAM) in June 2018. Hansen has been a portfolio manager since 2001. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade.

Mr. Hansen has been a co-portfolio manager of DEX since March 2019.

Allan Saustrup Jensen, CFA, CAIA®

Vice President, Portfolio Manager

Allan Saustrup Jensen joined Macquarie Asset Management (MAM) in May 2020 as a portfolio manager for the firm’s Global Equity team. He has more than 20 years of experience in the asset management industry. Prior to joining MAM, he spent five years at European Capital Partners as a fund manager. From 2010 to 2015, Jensen was a trader at European Value Partners. Prior to that, he spent four years at UBS Wealth Management as a portfolio manager. He began his investment career at Nordea Bank. Jensen attended Copenhagen Business School where he earned a Graduate Diploma in finance.

Mr. Jensen has been a co-portfolio manager of DEX since May 2020.

Claus Juul

Vice President, Portfolio Manager

Claus Juul is a portfolio manager for the firm’s Global Equity team. He joined Macquarie Asset Management (MAM) in June 2018. Juul has been a portfolio manager since 2004. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master’s degree in economics and business administration.

Mr. Juul has been a co-portfolio manager of DEX since March 2019.

Nikhil G. Lalvani, CFA

Managing Director, Senior Portfolio Manager, Team Leader

Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Asset Management (MAM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since January 2019.

Benjamin Leung, CFA

Managing Director, Co-Head of Systematic Investments, Head of Research

Benjamin Leung is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. In addition to the day-to-day management of the global portfolios, he is also the head of research, responsible for driving the continual evolution of the systematic investment process. Leung joined the MSI team in May 2005 as a quantitative analyst, where his responsibilities included the development and maintenance of various quantitative models. Following his successful efforts to expand the quantitative capability to international markets, he formed the foundation of the current systematic investment approach. Prior to joining the MSI team, he worked as a software engineer for Macquarie’s Investment Banking Group Information Services Division in Sydney. Leung received a Bachelor of Engineering with Honours and a Masters in Commerce from the University of New South Wales.

Mr. Leung has been a co-portfolio manager of DEX since January 2021.

Stefan Löwenthal, CFA

Managing Director, Chief Investment Officer — Global Multi Asset Team

Stefan Löwenthal is the chief investment officer for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of Applied Sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Mr. Löwenthal has been a co-portfolio manager of DEX since September 2020.

John P. McCarthy, CFA

Managing Director, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager for the Macquarie Asset Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Asset Management (MAM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of DEX since December 2012.

Klaus Petersen, CFA

Managing Director, Senior Portfolio Manager

Klaus Petersen is a senior portfolio manager for the firm’s Global Equity team. He joined Macquarie Asset Management (MAM) in June 2018. Petersen has been a portfolio manager since 2006. Previously, he worked for ATP, Denmark’s largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).

Mr. Petersen has been a co-portfolio manager of DEX since March 2019.

Scot Thompson

Managing Director, Co-Head of Systematic Investments, Portfolio Manager

Scot Thompson is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. His responsibilities include the day-to-day management of the global portfolios, oversight of the trading function, development of new strategies, and client engagement. From June 2003 to August 2014, Thompson was the equities head of product, responsible for product design, development, and client relationships for the firm’s Australian and global equities product range. Before that, he was a member of the firm’s private equity fund-of-fund and performance analytics teams. Prior to joining Macquarie in November 2001 as a quantitative performance analyst, he worked on the performance analytics team for Cogent Investment Administration, where he was responsible for investment performance and attribution reporting for a variety of clients over all asset classes. Thompson also worked in civil engineering before moving to finance, working for several Australian companies as a project manager focusing on underground installations, quarrying, and mining. He received a Bachelor of Civil Engineering from the University of Sydney and a Master of Applied Finance from Macquarie University.

Mr. Thompson has been a co-portfolio manager of DEX since January 2021.

Michael G. Wildstein, CFA

Senior Managing Director, Head of US Credit and Insurance

Michael G. Wildstein is head of US credit and insurance for Macquarie Asset Management Fixed Income (MFI). He manages corporate credit-related portfolios. Before joining the team, he was a senior corporate bond analyst for MFI, focused on the telecommunications sector for high-grade and high yield portfolios. Prior to joining Macquarie Asset Management (MAM) in March 2007 as a senior research analyst, Wildstein spent five years at Merrill Lynch Investment Managers in various roles that included portfolio manager for the core bond team, corporate bond research analyst, and corporate bond trader. Prior to this, Wildstein worked in finance, corporate strategy, and business development with several firms including RCN Corporation and AT&T Local Services. He earned an MBA from Drexel University and a bachelor’s degree from the University of Tampa.

Mr. Wildstein has been a co-portfolio manager of DEX since September 2020.

Jürgen Wurzer, CFA

Senior Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team

Jürgen Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, and portfolio and risk management at several educational institutions.

Mr. Wurzer has been a co-portfolio manager of DEX since September 2020.

DDF

The personnel of DMC (or its affiliates) who have primary responsibility for the day-to-day management of DDF are Kristen E. Bartholdson, Adam H. Brown, Chris Gowlland, Erin Ksenak, Nikhil G. Lalvani, Benjamin Leung, Stefan Löwenthal, John P. McCarthy, Scot Thompson, Robert A. Vogel, Michael G. Wildstein, and Jürgen Wurzer. Messrs. Brown, Gowlland, Lalvani, Leung, Löwenthal, McCarthy, Thompson, Wildstein and Wurzer also serve on the portfolio management team for DEX and their biographical information is unchanged except with respect to duration served as a co-portfolio manager of the respective Acquired Fund. Mr. Brown has served as a co-portfolio manager of DDF since July 2016; Mr. Gowlland has served as a co-portfolio manager of DDF since June 2020; Mr. Lalvani has served as a co-portfolio manager of DDF since October 2006; Mr. Leung has served as a co-portfolio manager of DDF since January 2021; Mr. Löwenthal has served as a co-portfolio manager of DDF since October 2020; Mr. McCarthy has served as a co-portfolio manager of DDF since December 2012; Mr. Thompson has served as a co-portfolio manager of DDF since January 2021; Mr. Wildstein has served as a co-portfolio manager of DDF since September 2020; and Mr. Wurzer has served as a co-portfolio manager of DDF since October 2020.

The biographical information for Mmes. Bartholdson and Ksenak and Mr. Vogel is presented below.

Kristen E. Bartholdson

Managing Director, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Asset Management (MAM) in 2006 as an equity analyst, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Ms. Bartholdson has been a co-portfolio manager of DDF since December 2008.

Erin Ksenak

Senior Vice President, Portfolio Manager

Erin Ksenak is a portfolio manager on the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Asset Management (MAM) in May 2017 as an equity analyst for the US Large Cap Value Equity team, she worked at Affinity Investment Advisors from 2014 to April 2017 as a portfolio manager for the domestic and international equity investment team. Before that, Ksenak worked at Miller Investment Management as a research associate. From 2009 to 2014, she worked at Morgan Stanley Investment Management (later known as Echo Point Investment Management) as a senior research analyst. Ksenak graduated summa cum laude from Fordham University with a bachelor’s degree in finance.

Ms. Ksenak has been a co-portfolio manager of DDF since December 2020.

Robert A. Vogel Jr., CFA

Managing Director, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Asset Management (MAM) in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

Mr. Vogel has been a co-portfolio manager of DDF since March 2005.

Portfolio Management of the Acquiring Fund

The Acquiring Fund is managed by abrdn’s Global Equity team. The Global Equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Acquiring Fund. As of the date of filing this Proxy Statement/Prospectus, the following individuals have primary responsibility for the day-to-day management of the Acquiring Fund’s portfolio:

Dominic Byrne – Head of Global Equities – Dominic Byrne is Head of Global Equities and is portfolio manager on abrdn’s global and responsible range of equity funds. He joined the firm in 2000 as part of the UK Equity Team at Standard Life (which merged in August 2017 with the Adviser’s parent company to form what is now abrdn plc). In December 2008, he joined the Global Equity Team and has managed a range of global equity strategies. In 2018, he was appointed Deputy Head of Global Equities and in 2020, he became Head of Global Equity. He graduated with a Meng in Engineering Science and is a CFA® charterholder.

Bruce Stout – Senior Investment Director, Global Equities – Currently, a Senior Investment Director on the Global Equity Team. He joined abrdn in 2001, via the acquisition of Murray Johnstone. Bruce has held a number of roles including Investment Manager on the Emerging Markets Team.  Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Martin Connaghan – Investment Director, Global Equities – Currently, an Investment Director on the Global Equity Team at abrdn.  Mr. Connaghan joined Murray Johnstone in 1998, which was subsequently acquired by abrdn in 2001. He has held a number of roles, including Trader and ESG Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London. He primarily focuses on global and global income mandates.

Josh Duitz – Deputy Head of the Global Equities Team – Currently, Deputy Head of the Global Equities Team, Mr. Duitz is responsible for managing Aberdeen Global Infrastructure Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Dynamic Dividend Fund and the Aberdeen Dynamic Dividend Fund (AIFRX, ASGI, AOD, AGD and ADVDX). He joined abrdn in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager. Previously, Mr. Duitz worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, he worked for Arthur Andersen where he was a senior auditor.

Other Service Providers

The other service providers for the Funds are as follows. The other service providers for the Acquiring Fund will be the service providers to the Combined Fund.

	Service Providers to DEX	Service Providers to DDF	Service Providers to the Acquiring Fund
Administrator	The Bank Of New York Mellon	The Bank Of New York Mellon	abrdn Inc.
Sub-Administrator	N/A	N/A	State Street Bank and Trust Company
Custodian	The Bank Of New York Mellon	The Bank Of New York Mellon	State Street Bank and Trust Company
Transfer Agent, Dividend Paying Agent and Registrar	Computershare, Inc.	Computershare, Inc.	Computershare Trust Company, N.A.
Fund Accounting Services Provider	The Bank Of New York Mellon	The Bank Of New York Mellon	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	PricewaterhouseCoopers LLP	KPMG LLP
Fund Counsel	Stradley Ronon Stevens & Young, LLP	Stradley Ronon Stevens & Young, LLP	Dechert LLP
Counsel to the Independent Directors/Trustees	Willkie Farr & Gallagher LLP	Willkie Farr & Gallagher LLP	Faegre Drinker Biddle & Reath LLP

Capitalization

The table below sets forth the capitalization of each Acquired Fund and the Acquiring Fund as of July 18, 2022, and the pro forma capitalization of the Combined Fund as if the Reorganizations had occurred on that date.

	DEX	DDF	Acquiring Fund	Adjustments		Pro Forma Combined Fund
Net Assets	$91,719,530	$68,021,014	$133,761,396	None		$293,501,940
Common Shares Outstanding (a)	10,620,970.68	7,611,158.16	12,549,581.97	(3,245,166.13	)(b)	27,536,544.68
Net Asset Value Per Common Share	$8.64	$8.94	$10.66	$(17.58	)(b)	$10.66

(a)	Based on the number of outstanding common shares as of July 18, 2022.
(b)	Reflects the conversion of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganizations.

AGREEMENT BETWEEN DMC AND ABRDN INC.

DMC and abrdn Inc. have entered into the Purchase Agreement pursuant to which abrdn Inc. will acquire the Business if the Reorganizations are approved, and satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, DMC has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of DMC in and to the books and records relating to the Business; (ii) all records required to be maintained to substantiate the track record of the Business; and (iii) all goodwill of the Business as a going concern. Such transfers hereinafter are referred to collectively as the “Asset Transfer.” None of the Directors/Trustees, including the Independent Directors/Trustees, have any interest in the Reorganization, and each Acquired Fund Board, including all of the Independent Directors and Independent Trustees, as applicable, voting separately, unanimously approved the Reorganization.

Section 15(f) of the 1940 Act is a non-exclusive safe harbor provision that permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the investment adviser that results in an “assignment” (as defined in the 1940 Act) of an investment advisory contract with such registered investment company, provided that two conditions are satisfied. First, during the three-year period after such transaction, at least 75% of the members of the investment company’s board of directors/trustees may not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Second, an “unfair burden” must not be imposed on such registered investment company as a result of such transaction or any express or implied terms, conditions, or understandings relating to such transaction during the two-year period after the date on which any such transaction occurs. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

DMC intends to qualify for the “safe harbor” provided by Section 15(f), and consequently: (i) for a period of three years after the Closing Date, at least 75% of the trustees of the Combined Fund will not be “interested persons” (as defined in the 1940 Act) of AAML, abrdn Inc. or DMC, and (ii) for a period of two years after the Closing Date, no “unfair burden” as defined in the 1940 Act will be imposed on the Combined Fund as a result of the Reorganizations or any express or implied terms, conditions, or understandings applicable thereto.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund

General. The Acquired Funds each offer one class of shares: common shares. The Acquiring Fund offers one classes of shares: common shares. As a general matter, with respect to the Acquiring Fund and the Acquired Fund, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote.

The Acquiring Fund’s Agreement and Declaration of Trust authorizes an unlimited number of shares, no par value per share. If the Reorganizations are consummated, the Acquiring Fund will issue common shares to the shareholders of common stock of the Acquired Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of the assets of the Acquired Fund, in each case as of the date of the Reorganization. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Preferred Shares and Other Securities. Currently, neither the Acquired Funds nor the Acquired Fund have issued preferred shares.

The Declaration of Trust or Articles of Amendment and Restatement of each Fund provides that the Board of the Fund may, subject to the fundamental policies of the Fund and the requirements of the 1940 Act, authorize and issue such other securities (or series thereof) of the Trust or Fund as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees or Directors see fit, including preferred shares of beneficial interest, debt securities or other senior securities.

Under the requirements of the 1940 Act, the Acquiring Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Acquiring Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Acquiring Fund, if any, plus the aggregate liquidation preference of the preferred shares.

The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Acquiring Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

The rights of any existing or future lenders to receive payments of interest on and repayments of principal of any borrowings under any credit agreements in which the Acquiring Fund has entered or may enter are or will be senior to the rights of holders of preferred shares with respect to the payment of dividends and other distributions and upon liquidation. Under such borrowing programs, the Acquiring Fund would not be permitted to declare dividends and other distributions with respect to preferred phares or redeem preferred shares unless, at such time, the Acquiring Fund met certain asset coverage requirements and no event of default or other circumstance existed under the credit agreement that would limit or otherwise block payments on the preferred shares.

Immediately after the issuance of any preferred shares, the preferred shares will rank equally with all the Acquiring Fund’s other preferred shares that might be issued in the future as to payment of dividends and the distribution of Fund assets upon dissolution, liquidation or winding-up of the Acquiring Fund’s affairs. Any preferred shares that the Acquiring Fund may issue in the future will be, senior as to dividends and distributions to the Acquiring Fund’s common shares.

Distributions. The Funds have similar dividend policies with respect to the payment of dividends on their shares. Distributions of investment company taxable income for each Fund are declared and paid on a monthly basis and capital gains distributions, if any, are paid at least annually.

Outstanding Common Shares as of July 18, 2022

Outstanding Common Shares
DEX	10,620,970.682
DDF	7,611,158.16
Acquiring Fund	12,549,582

Purchase and Sale

Each Fund’s common shares are listed on the NYSE. The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol “AGD” and will continue to be so listed following the Reorganization. The common shares of the Acquired Funds are listed on the NYSE under the ticker symbol “DEX” (Delaware Enhanced Global Dividend and Income Fund) and “DDF” (Delaware Investments® Dividend and Income Fund, Inc.) and each Acquired Fund would be delisted from the NYSE following the Reorganization.

Purchase and sale procedures for the common shares of each of the Funds are similar. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Share Price Data

The Funds’ common shares have traded both at a premium and at a discount to the Funds’ NAV per common share. There can be no assurance that the Funds’ common shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to NAV. It is not possible to state whether Combined Fund shares will trade at a discount or premium to NAV, or what the extent of any such discount or premium might be.

The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per common share along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.

DEX

	Market Price ($)		Net Asset Value ($)		Premium/discount to net asset value (%)
Quarter Ended	High	Low	High	Low	High	Low
August 31, 2022	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
May 31, 2022	9.16	7.59	10.42	9.15	(10.40)	(17.06)
February 28, 2022	10.33	9.01	11.19	10.17	(6.64)	(11.76)
November 30, 2021	10.62	9.78	11.39	10.65	(6.59)	(9.26)
August 31, 2021	10.99	10.27	11.45	11.12	(2.79)	(8.19)
May 31, 2021	10.47	9.55	11.31	10.64	(7.35)	(10.58)
February 28, 2021	9.87	9.47	10.96	10.50	(6.83)	(11.07)
November 30, 2020	9.80	8.55	10.49	9.52	(5.96)	(11.32)
August 31, 2020	9.32	5.85	10.55	7.44	(5.59)	(26.45)
May 31, 2020	9.82	5.85	10.55	7.44	(5.59)	(26.45)
February 29, 2020	10.76	9.36	11.31	10.21	(3.77)	(9.28)

DDF

	Market Price ($)		Net Asset Value ($)		Premium/discount to net asset value (%)
Quarter Ended	High	Low	High	Low	High	Low
August 31, 2022	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
May 31, 2022	10.87	8.98	10.77	9.27	4.79	(4.59)
February 28, 2022	11.72	10.34	11.23	10.16	7.87	(1.29)
November 30, 2021	11.41	10.68	11.17	10.53	4.55	(0.85)
August 31, 2021	12.07	10.54	11.11	10.58	10.70	(0.83)
May 31, 2021	11.53	9.66	11.13	10.03	5.03	(4.70)
February 28, 2021	9.74	9.01	10.29	9.66	(4.00)	(7.01)
November 30, 2020	8.94	7.52	9.73	8.50	(5.51)	(11.99)
August 31, 2020	9.44	8.18	9.40	8.40	4.61	(7.80)
May 31, 2020	13.53	5.81	10.07	6.39	36.22	(16.71)
February 29, 2020	16.23	11.00	11.38	9.60	43.11	(14.64)

Acquiring Fund

	Market Price ($)		Net Asset Value ($)		Premium/discount to net asset value (%)
Quarter Ended	High	Low	High	Low	High	Low
July 31, 2022	9.33	7.57	8.74	7.11	6.75	3.13
April 30, 2022	11.77	10.16	12.97	11.48	(9.25)	(11.50)
January 31, 2021	12.35	11.21	13.28	12.47	(5.87)	(10.32)
October 31, 2021	12.51	11.51	13.26	12.41	(4.94)	(7.33)
July 31, 2021	12.38	11.40	13.30	12.77	(6.21)	(10.73)
April 30, 2021	11.64	10.65	13.00	12.05	(10.46)	(12.56)
January 31, 2020	10.92	8.69	12.55	10.29	(12.99)	(15.55)
October 31, 2020	9.77	8.58	11.17	10.16	(12.53)	(15.55)
July 31, 2020	9.25	7.94	10.73	9.28	(10.71)	(14.44)
April 30, 2020	10.75	5.94	12.00	7.49	(9.89)	(20.69)
January 31, 2020	10.67	9.86	11.92	11.13	(10.49)	(12.36)

On August 1, 2022, DEX’s NAV per share was $9.05 and the last reported sale price of a common share on the NYSE was $7.88, representing a discount to NAV of 12.93%. On August 1, 2022, DDF’s NAV per share was $9.42 and the last reported sale price of a common share on the NYSE was $9.46, representing a premium to NAV of 0.42%. On August 1, 2022, the Acquiring Fund’s NAV per share was $11.12 and the last reported sale price of a common share on the NYSE was $9.90, representing a discount to NAV of 10.97%.

Performance Information

The performance table below illustrates the past performance of an investment in shares of the Acquired Fund and Acquiring Fund by setting forth the average total returns for the Acquired Funds for the respective fiscal years ended November 30, 2021, and for the Acquiring Fund for the fiscal year ended October 31, 2021. A Fund’s past performance does not necessarily indicate how its shares will perform in the future and the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares is not reflected in the below.

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value			Inception
	Ten Years	Five Years	One Year	Ten Years	Five Years	One Year	Date
DEX	8.14%	7.42%	9.95%	7.64%	9.24%	9.39%	June 29, 2007
DDF	11.23%	7.46%	18.39%	12.73%	10.69%	30.69%	March 26, 1993
Acquiring Fund	10.4%	13.9%	36.4%	9%	16%	49.8%	July 26, 2006

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on a Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

NET ASSET VALUE OF COMMON SHARES

Common shares of the Acquiring Fund are listed on the NYSE. The NAV of the common shares of the Acquiring Fund is computed based upon the value of the Fund’s total assets. NAV is generally determined daily by the Acquiring Fund’s custodian as of the close of the regular trading session on each day that the NYSE is open for business. The NAV of the common shares of the Acquiring Fund is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses or dividends), and dividing the result by the number of common shares outstanding of the Fund. The Acquiring Fund reserves the right to calculate the NAV more frequently if deemed desirable.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the NYSE (usually 4:00pm ET). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Fund’s Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower, or occasionally, higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and US treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Trustees.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Acquiring Fund’s NAV was last calculated (for example, movements in certain US securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean of the bid price and ask price of such currencies against the US dollar, as quoted by a major bank.

When an Acquiring Fund common shareholder sells common shares, he or she will typically receive the market price for such common shares, which may be less than the NAV of such common shares.

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN

The dividend reinvestment plan (the “Plan”) of the Acquiring Fund, described below, will be the dividend reinvestment plan of the Combined Fund.

The Acquiring Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent” or “Computershare”) in the Acquiring Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in US dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Acquiring Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Trustees of the Acquiring Fund declare an income dividend or a capital gains distribution payable either in the Acquiring Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Acquiring Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Acquiring Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Acquiring Fund shares at such time, or if the Acquiring Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Acquiring Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of an Acquiring Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Acquiring Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Acquiring Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Acquiring Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Acquiring Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her US bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Acquiring Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Acquiring Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Acquiring Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

ANTI-TAKEOVER AND CERTAIN PROVISIONS OF THE ACQUIRING FUND’S AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

The Agreement and Declaration of Trust and By-Laws of the Acquiring Fund contain provisions, which are described below in this section, that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Acquiring Fund; (ii) the Acquiring Fund’s freedom to engage in certain transactions or (iii) the ability of the Acquiring Fund’s trustees or shareholders to amend the Agreement and Declaration of Trust and By-Laws or effectuate changes in the Acquiring Fund’s management. These provisions of the Agreement and Declaration of Trust and By-Laws of the Acquiring Fund may be regarded as “anti-takeover” provisions.

The Board of the Acquiring Fund is divided into three (3) classes, with the terms of one (1) class expiring at each annual meeting of shareholders or special meeting in lieu thereof. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two (2) years the replacement of a majority of the Board of the Acquiring Fund. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Acquiring Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Acquiring Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Acquiring Fund’s outstanding shares and their affiliates or associates, unless two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Acquiring Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Acquiring Fund or any subsidiary of the Acquiring Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Acquiring Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Acquiring Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Acquiring Fund or any subsidiary thereof, in exchange for securities of the Acquiring Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (v) the purchase by the Acquiring Fund, or any entity controlled by the Acquiring Fund, of any common shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred common shares.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Agreement and Declaration of Trust and By-Laws described above could have the effect of discouraging a third party from seeking to obtain control of the Acquiring Fund in a tender offer or similar transaction.

The Board of the Acquiring Fund has determined that provisions with respect to the Board of the Acquiring Fund and the shareholder voting requirements are in the best interests of the shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

The Agreement and Declaration of Trust provides that the Acquiring Fund will fully indemnify (except in the case of certain disabling conduct) each of its trustees, officers and employees, and any investment adviser or sub-adviser in connection with their service with the Acquiring Fund. The Agreement and Declaration of Trust also provides for advancement of expenses (including counsel fees) to such indemnified persons subject to certain conditions set forth in the Agreement and Declaration of Trust.

CONVERSION TO OPEN-END FUND

The Acquiring Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Acquiring Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Acquiring Fund’s portfolio likely would prohibit the Acquiring Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Acquiring Fund’s investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. In the event of conversion, the common shares would cease to be listed on the NYSE or on another national securities exchange or market system. The Board of Trustees of the Acquiring Fund believes, however, that the closed-end structure is desirable, given the Acquiring Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Acquiring Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Acquiring Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Acquiring Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

APPRAISAL RIGHTS

Shareholders of the Acquired Fund and the Acquiring Fund do not have appraisal rights in connection with the proposed transactions.

FINANCIAL HIGHLIGHTS

DEX

The information for the six months ended May 31, 2022, is unaudited. The information for the other periods shown has been audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended November 30, 2021, and the Report of the Independent Registered Public Accounting Firm thereon appear in the DEX’s Annual Report for the fiscal year ended November 30, 2021, which is available at https://www.delawarefunds.com/products/closed-end-funds and upon request.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended 5/31/22[1]	Year ended
	(Unaudited)	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$10.65	$10.40	$11.03	$10.88	$13.08	$11.43
Income (loss) from investment operations:
Net investment income[2]	0.12	0.29	0.30	0.38	0.50	0.44
Net realized and unrealized gain (loss)	(0.82)	0.68	(0.11)	0.87	(1.61)	1.84
Total from investment operations	(0.70)	0.97	0.19	1.25	(1.11)	2.28
Less dividends and distributions from:
Net investment income	(0.13)	(0.57)	(0.33)	(0.40)	(0.38)	(0.51)
Net realized gain	(0.24)	—	—	—	(0.56)	—
Return of capital	—	(0.15)	(0.49)	(0.70)	(0.15)	(0.12)
Total dividends and distributions	(0.37)	(0.72)	(0.82)	(1.10)	(1.09)	(0.63)
Net asset value, end of period	$9.58	$10.65	$10.40	$11.03	$10.88	$13.08
Market value, end of period	$8.25	$9.78	$9.60	$10.12	$9.60	$11.98

Total return based on:[3]
Net asset value	(6.24)%	9.95%	3.35%	13.53%[4]	(8.38)%	21.03%
Market value	(12.08)%	9.39%	3.97%	18.05%[4]	(11.74)%	31.30%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$107,114	$119,424	$123,753	$132,453	$137,831	$207,106
Ratio of expenses to average net assets[5,6,7,8]	2.39%	2.26%	2.47%	3.52%	3.02%	2.38%
Ratio of net investment income to average net assets[9]	2.34%	2.59%	3.00%	3.53%	4.06%	3.50%
Portfolio turnover	27%	56%	62%	135%[10]	34%	40%
Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$34,100	$54,000	$45,600	$60,600	$65,600	$82,000
Asset coverage per $1,000 of debt outstanding at end of period	$4,141	$3,212	$3,714	$3,186	$3,101	$3,526

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return based on net asset value will be lower than total return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.02% lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2022, and the years ended November 30, 2021, 2020, 2019, 2018, and 2017 were 1.37%, 1.34%, 1.29%, 1.43%, 1.31%, and 1.12%, respectively.
[7]	The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2022, and the years ended November 30, 2021, 2020, 2019, 2018, and 2017 were 0.48%, 0.28%, 0.45%, 1.00%, 0.81%, and 0.56%, respectively.
[8]	The ratio of interest expense to average net assets for the six months ended May 31, 2022, and the years ended November 30, 2021, 2020, 2019, 2018, and 2017 were 0.35%, 0.40%, 0.63%, 1.45%, 1.15%, and 0.80%, respectively.
[9]	The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2022, and the years ended November 30, 2021, 2020, 2019, 2018 and 2017 were 1.69%, 1.85%, 2.12%, 2.43%, 2.85%, and 2.47%, respectively.
[10]	The Fund’s portfolio turnover rate increased substantially during this year ended November 30, 2019, due to the enhanced income strategy by engaging in dividend capture trading.

DDF

The information for the six months ended May 31, 2022, is unaudited. The information for the other periods shown has been audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended November 30, 2021, and the Report of the Independent Registered Public Accounting Firm thereon appear in the DDF’s Annual Report for the fiscal year ended November 31, 2021, which is available at https://www.delawarefunds.com/products/closed-end-funds and upon request.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended 5/31/22[1]	Year ended
	(Unaudited)	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$10.54	$9.57	$10.99	$11.09	$12.09	$10.96

Income (loss) from investment operations
Net investment income[2]	0.10	0.25	0.26	0.31	0.28	0.34
Net realized and unrealized gain (loss)	(0.06)	1.49	(0.83)	0.68	0.01	1.27
Total from investment operations	0.04	1.74	(0.57)	0.99	0.29	1.61

Less dividends and distributions from:
Net investment income	(0.12)	(0.77)	(0.44)	(1.09)	(0.95)	(0.48)
Net realized gain	(0.58)	—	—	—	(0.34)	—
Return of capital	—	—	(0.41)	—	—	—
Total dividends and distributions	(0.70)	(0.77)	(0.85)	(1.09)	(1.29)	(0.48)
Net asset value, end of period	$9.88	$10.54	$9.57	$10.99	$11.09)	$12.09
Market value, end of period	$9.75	$10.82	$8.90	$14.09	$12.42	$10.85

Total return based on:[3]
Net asset value	(0.18)%	18.39%	(4.95)%	7.51%[4]	2.55%	15.49%
Market value	(4.04)%	30.69%	(31.05)%	23.07%	27.97%	17.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75,228	$80,233	$72,838	$84,481	$85,244	$92,916
Ratio of expenses to average net assets[5,6,7,8]	1.80%	1.75%	2.12%	3.15%	2.48%	2.09%
Ratio of net investment income to average net assets[9]	1.99%	2.35%	2.78%	2.88%	2.37%	2.94%
Portfolio turnover	16%	38%	56%	52%	29%	36%
Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$24,000	$29,500	$25,900	$35,000	$40,000	$40,000
Asset coverage per $1,000 of debt outstanding at end of period	$4,134	$3,720	$3,812	$3,414	$3,131	$3,323

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return based on net asset value will be lower than total return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.18% lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2022, and the years ended November 30, 2021, 2020, 2019, 2018, and 2017 were 0.94%, 1.02%, 1.08%, 1.26%, 0.86%, and 0.87%, respectively.
[7]	The ratio of interest expense to average net assets for the six months ended May 31, 2022 and the years ended November 30, 2021, 2020, 2019, 2018, and 2017 were 0.50%, 0.36%, 0.61%, 1.35%, 1.23%, and 0.84%, respectively.
[8]	The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2022, and the years ended November 30, 2021, 2020, 2019, 2018, and 2017 were 0.36%, 0.27%, 0.43%, 0.95%, 0.85%, and 0.58%, respectively.
[9]	The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2022, and the years ended November 30, 2021, 2020, 2019, 2018, and 2017 were 1.43%, 1.73%, 1.99%, 2.03%, 1.64%, and 2.05%, respectively.

The Acquiring Fund

The information for the six months ended April 30, 2022, is unaudited. The information for the other periods shown since 2018 has been audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended October 31, 2021, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2021, which is available at https://www.abrdnagd.com/ and upon request. Prior to 2018, the information provided was audited by a different independent registered public accounting firm.

	For the Six-Month Period Ended April 30, 2022		For the Fiscal Years Ended October 31,
	(unaudited)		2021	2020	2019	2018(a)	2017
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$12.95		$10.16	$11.14	$10.80	$11.43	$9.96
Net investment income	0.30	(b)	0.82 (b)	0.70 (b)	0.76 (b)	0.61 (b)	0.75
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	(1.37)		2.75	(0.90)	0.36	(0.46)	1.50
Total from investment operations applicable to common shareholders	(1.07)		3.57	(0.20)	1.12	0.15	2.25
Distributions to common shareholders from:
Net investment income	(0.39)		(0.78)	(0.76)	(0.78)	(0.77)	(0.77)
Tax return of capital	–		–	(0.02)	–	(0.01)	(0.01)
Total distributions	(0.39)		(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value per common share, end of period	$11.49		$12.95	$10.16	$11.14	$10.80	$11.43
Market price, end of period	$10.16		$12.01	$8.58	$9.78	$9.25	$10.64

Total Investment Return Based on(c):
Market price	(12.46)%		49.84%	(4.43)%	14.71%	(6.37)%	36.68%
Net asset value	(8.19	)%(d)	36.44%	(0.65)%	11.91%	1.76%	24.13%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$144,152		$162,528	$127,512	$139,776	$135,582	$143,431
Net operating expenses, net of fee waivers	1.17	%(e)	1.18%	1.18%	1.21%	1.19%	1.21%
Net operating expenses, excluding fee waivers	1.32	%(e)	1.31%	1.36%	1.34%	1.27%	– (f)
Net operating expenses, net of fee waivers and excluding interest expense	1.16	%(e)	1.17%	1.17%	1.16%	1.16%	1.17%
Net investment income	4.78	%(e)	6.56%	6.59%	7.06%	5.20%	6.87%
Portfolio turnover	32	%(g)	71%	105%	119%	80%	89%
Line of credit payable outstanding (000 omitted)	$7,062		$311	$–	$211	$–	$2,920
Asset coverage ratio on revolving credit facility at period end(h)	2,141%		52,338%	–	66,335%	–	– (i)
Asset coverage per $1,000 on line of credit payable at period end	$21,411		$523,384	$–	$663,350	$–	$48,124

(a)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.

(b)	Net investment income is based on average shares outstanding during the period.

(c)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(d)	The total return shown above includes the impact of financial statement adjustments to the NAV per share.

(e)	Annualized.

(f)	Effective on May 4, 2018, the Fund entered into an expense limitation agreement with Aberdeen Asset Managers Limited, the Fund’s investment adviser. Prior to this, there was no such agreement in place.

(g)	Not annualized.

(h)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Line of Credit.

(i)	The Fund did not disclose asset coverage ratio on line of credit payable in prior years.

Amounts listed as “–” are $0 or round to $0.

INFORMATION ABOUT THE REORGANIZATIONS

The below discussion applies to the Reorganization Agreements pertaining to DEX and DDF, respectively.

Pursuant to the Reorganization Agreements (forms of which are attached as Appendix A to this Proxy Statement/Prospectus), each Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all or substantially all of the respective Acquired Fund’s liabilities and obligations in exchange solely for newly issued common shares of the Acquiring Fund, which will be distributed by each Acquired Fund to its shareholders in the form of a liquidating distribution. Acquiring Fund common shares issued to the Acquired Fund shareholders will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund’s outstanding common shares immediately prior to the Reorganization. Each shareholder of the Acquired Fund will receive the number of Acquiring Fund common shares corresponding to his or her proportionate interest in the common shares of the Acquired Fund (with cash in lieu of fractional shares, which may be taxable). The Reorganization, together with related acts necessary to consummate the same, shall occur at the principal office of the Acquiring Fund or via electronic exchange of documents on or around mid-February 2023 and after satisfaction or waiver of the conditions precedent to the Closing, immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree. As soon as practicable after the Closing Date for the Reorganization, the Acquired Fund will dissolve pursuant to Delaware law.

The distribution of Acquiring Fund common shares to the Acquired Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholder accounts Acquiring Fund common shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Acquired Fund will represent the respective pro rata number of Acquiring Fund common shares due to such shareholder.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of the Reorganization Agreements. The below discussion applies to the Reorganization Agreements pertaining to DEX and DDF, respectively. The forms of Reorganization Agreement are attached as Appendix A to the Proxy Statement/Prospectus.

Valuation of Common Shares

The net asset value per Acquiring Fund share shall be computed as of the time at which the Acquired Fund and the Acquiring Fund calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (the “Effective Time”), after the declaration and payment of any dividends and/or other distributions on that date. At the closing of each Reorganization, each Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. Please see “Synopsis” above for further information regarding the Funds’ valuation procedures.

Calculation of Number of Acquiring Fund Shares

As of the Effective Time, each Acquired Fund share outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund shares in an amount equal to the ratio of the net asset value per share of the respective Acquired Fund to the net asset value per share of the Acquiring Fund. No fractional Acquiring Fund shares will be distributed unless such shares are to be held in a dividend reinvestment plan account. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Conditions

Under the terms of each Reorganization Agreement, the Reorganizations are conditioned upon, among other things, approval of the Proposal by the shareholders of the respective Acquired Funds and each Fund’s receipt of certain routine certificates and legal opinions.

Termination

Each Reorganization Agreement may be terminated (i) by mutual agreement of the parties at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of the Acquiring Fund and the Board of an Acquired Fund, make proceeding with a Reorganization Agreement inadvisable; (ii) if one party breaches any representation, warranty or agreement contained in the Reorganization Agreements to be performed at or before the Closing Date and it is not cured within 30 days; or (iii) if the Agreement referred to in “AGREEMENT BETWEEN DMC AND ABRDN INC.” above is validly terminated.

Expenses of the Reorganizations

AAML and abrdn Inc. and their affiliates and DMC and its affiliates will bear expenses incurred in connection with the Reorganizations, whether or not a Reorganization is consummated. The expenses of the Reorganizations are estimated to be $865,000. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the applicable Acquired Fund with respect to the portfolio transitioning conducted before the Reorganizations and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganizations.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

Treatment as a Tax Free Reorganization

The Reorganizations are intended to qualify as a tax-free reorganization for federal income tax purposes under section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Funds and the Acquiring Fund each will receive an opinion from Dechert LLP, dated as of the Closing Date, regarding the characterization of the Reorganizations as a “reorganization” within the meaning of section 368(a) of the Code. The opinion of Dechert LLP will be based on US federal income tax law in effect on the Closing Date. In rendering its opinion, Dechert LLP will also rely upon certain representations of the management of the Acquired Funds and the Acquiring Fund and assume, among other things, that the Reorganizations will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein.

As a reorganization, the US federal income tax consequences of the Reorganizations can be summarized as follows:

•	The transfer of the Acquired Funds’ assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Funds followed by the distribution by the Acquired Funds of Acquiring Fund shares to the Acquired Funds’ shareholders in exchange for their Acquired Fund shares in liquidation of the Acquired Funds pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a “reorganization” within the meaning of section 368(a)(1) of the Code;

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Funds’ assets solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Funds;

•	No gain or loss will be recognized by the Acquired Funds upon the transfer of the Acquired Funds’ assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all or substantially all liabilities or upon the distribution of the Acquiring Fund shares to the Acquired Funds’ shareholders in exchange for their Acquired Fund shares, except that the Acquired Funds may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code;

•	No gain or loss will be recognized by the Acquired Funds’ shareholders upon the exchange of the Acquired Funds’ shares for Acquiring Fund shares (except with respect to cash received in lieu of fractional shares);

•	The aggregate tax basis for the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganizations will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund shareholder immediately prior to the Reorganizations (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

•	The holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

•	Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of Acquired Funds’ taxable years, the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor; and

•	The holding period of the Acquired Funds’ assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Funds’ (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund asset).

The Funds have not sought a tax ruling from the IRS. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganizations are consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Capital Loss Carryforwards

As of the fiscal year ended November 30, 2021, the Acquired Funds had the following capital loss carryforwards: $0 for each Acquired Fund. As of the fiscal year ended October 31, 2021, the Acquiring Fund had $14,214,753 of capital loss carryforwards. The Acquiring Fund’s ability to carry forward and use the Acquired Funds or its own pre-Reorganization capital losses may be limited following the Reorganizations under the loss limitation rules of sections 382, 383 and 384 of the Code. Either Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganizations and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Further, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gain. Any remaining pre-acquisition losses will offset capital gains realized after the Reorganizations and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a Fund may be subject to tax sooner, or incur more taxes as a result of the transactions that would take place as part of the Reorganization, than they would have had the Reorganizations not occurred.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Funds and the Acquiring Fund at the time of the Reorganizations and thus cannot be calculated precisely at this time.

Cash in lieu of Fractional Shares

If an Acquired Fund shareholder receives cash in lieu of a fractional share of Acquiring Fund, the Acquired Fund shareholder will be treated as having received the fractional share of Acquiring Fund pursuant to the Reorganizations and then as having sold that fractional share of Acquiring Fund for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of Acquiring Fund. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the date of Reorganization, the holding period for the shares (including the holding period of Acquired Fund surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

Distribution of Income and Gains

The Acquired Funds’ respective tax years are expected to end as a result of the Reorganization. The Acquired Funds generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Reorganization, in order to maintain its treatment as a RIC during its tax year ending with the date of the Reorganizations and to eliminate any US federal income tax on its taxable income in respect of such tax year.

Moreover, if the Acquiring Fund has investment company taxable income or net realized capital gain, but has not distributed such income or gain prior to the Reorganizations and you acquire shares of the Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquiring Fund may, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganizations when the Acquiring Fund holds appreciated securities, you may receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain.

Tracking Your Basis and Holding Period; State and Local Taxes

After the Reorganizations of the Acquired Funds, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares of the Combined Fund for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganizations in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganizations because the discussion above only relates to the federal income tax consequences

VOTING INFORMATION AND REQUIREMENTS

Record Date

Shareholders of record of the Acquired Funds as of the close of business on August 11, 2022, the record date (the “Record Date”), are entitled to notice of and to vote at the Special Meeting. Shareholders on the Record Date will be entitled to one vote for each share held fractional shares held shall be entitled to a vote of such fraction.

Proxies

Shareholders of record as of the Record Date may vote by attending the Special Meeting or may authorize a proxy to vote their shares by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. Please note that if you are a holder in “street name” and wish to vote at the Special Meeting, you must obtain a legal proxy from your broker or bank, which may take several days.

You may revoke your proxy at any time before the Special Meeting by (i) written notice delivered to the Acquired Fund prior to the exercise of the proxy; (ii) execution of a subsequent proxy; or (ii) by attending and voting at the Special Meeting.

If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Proposal.

Quorum

A quorum of shareholders must be present for any business to be conducted at the Special Meeting. A majority of the shares of each Acquired Fund entitled to vote present in person or represented by proxy at the Special Meeting shall constitute a quorum.

Broker Non-Votes and Abstentions

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. The Proposal is considered “non-routine,” so brokers will not have discretionary voting power with respect to the Proposal, and the Acquired Fund does not expect to receive any broker non-votes.

Abstentions will be included for purposes of determining whether a quorum is present at the Meeting and will be treated as votes present at the Meeting, but will not be treated as votes cast.

Adjournments

With respect to DEX, the Special Meeting, whether or not a quorum is present, may be adjourned from time to time by a majority of the votes cast by those shareholders entitled to vote at the Special Meeting present in person or by proxy, or by the chair of the Board of DEX, the president of DEX in the absence of the chair of the Board of DEX, or, in their absence, any vice president or other authorized officer of DEX to a date not more than 60 days after the original date of the Special Meeting without notice other than announcement at the Special Meeting.

With respect to DDF, the Special Meeting, whether or not a quorum is present, may be adjourned from time to time by a majority of the votes cast by those shareholders present in person or by proxy, or by the chairman of the Special Meeting to a date not more than 120 days after the original record date without notice other than announcement at the Special Meeting.

Information about the Virtual Meeting

Each Acquired Fund wants to assure its shareholders of its commitment to ensuring that the Special Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of each Acquired Fund’s Board of Directors/Trustees and management.  To support these efforts, each Acquired Fund will:

•	Provide for Special Meeting attendees to begin logging into the Special Meeting at 1:50pm ET on November 9, 2022, ten minutes in advance of the Special Meeting.

•	Permit participating shareholders to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Post responses to questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints on each Acquired Fund’s webpage.

•	Provide the ability for participating shareholders of record to vote or revoke their prior vote by following the instructions available on the meeting website during the Special Meeting. Shares for which a shareholder is the beneficial owner, but not the shareholder of record, also may be voted electronically during the Special Meeting but only if the shareholder obtains a signed proxy (a “legal proxy”) from the record holder (stock brokerage, bank, or other nominee) giving the shareholder the right to vote the shares

Shareholders of an Acquired Fund who held Acquired Fund shares on the Record Date in their own name directly with the Acquired Fund and wish to participate in and vote at the Special Meeting, should email their full name and address to AST at [attendameeting@astfinancial.com]. Each shareholder will then be provided with credentials to participate in the Special Meeting. Each shareholder will be able to vote by entering the control number found on the enclosed proxy card. Shareholders of an Acquired Fund who held Acquired Fund shares on the Record Date through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Special Meeting will need to obtain a legal proxy from their intermediary reflecting the Acquired Fund’s name, the number of Acquired Fund shares held and their name and email address. Each shareholder may forward an email from their intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at [attendameeting@astfinancial.com] with “Legal Proxy” in the subject line. Each shareholder will then be provided with credentials to participate in the Special Meeting, as well as a unique control number to vote their shares. All requests to participate in and/or vote at the Special Meeting must be received by AST no later than 12:00pm ET on November 8, 2022.

Householding

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Acquired Fund who share an address, unless the Acquired Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct the Acquired Fund otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Acquired Fund at the address and phone number set forth above.

Shareholder Communications

Shareholders who wish to communicate to the full Board of an Acquired Fund may address correspondence to Thomas L. Bennett, Board Chair for the Fund, c/o the Fund at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. Shareholders may also send correspondence to any individual Trustee c/o the Fund at 100 Independence, 610 Market Street, Philadelphia, PA 1910-2354.

Without opening any such correspondence, Acquired Fund management will promptly forward all such correspondence to the addressed recipient(s).

Vote Required for each Proposal

The Proposal for the DDF Reorganization will require the affirmative vote of a majority of DDF’s outstanding shares entitled to vote. The Proposal for the DEX Reorganization will require the vote of the holders of a majority of the shares cast at the Meeting.

SHAREHOLDER INFORMATION

As of July 18, 2022, to each Fund’s knowledge, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of any Fund’s outstanding common shares, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders.

DEX

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
Saba Capital Management, L.P./Saba Capital Management GP, LLC/Boaz R. Weinstein(1) 405 Lexington Avenue 58th Floor New York, NY 10174	Common Shares/Beneficial Owner	985,528	9.25%	3.58%
Sit Investment Associates, Inc. 3300 IDS Center(2) 80 South Eighth Street Minneapolis, MN 55402	Common Shares/Beneficial Owner	716,765	6.39%	2.60%
First Trust Portfolios L.P./ First Trust Advisors L.P. /The Charger Corporation(3) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares/Beneficial Owner	838,347	6.98%	3.04%

(1) Based solely upon information presented in a Schedule 13G/A filed July 12, 2022, jointly by Saba Capital Management, L.P./Saba Capital Management GP, LLC/Boaz R. Weinstein.

(2) Based solely upon information presented in a Schedule 13G/A filed February 10, 2022, by Sit Investment Associates, Inc.

(3) Based solely upon information presented in a Schedule 13G/A filed January 21, 2022, jointly by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P.

DDF

There are no shareholders of DDF that beneficially owned more than 5% of the Fund’s outstanding common shares as of July 18, 2022.

The Acquiring Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
First Trust Portfolios L.P./ First Trust Advisors L.P. /The Charger Corporation(1) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares/Beneficial Owner	1,792,489	14.28%	6.51%
Advisors Asset Management, Inc. 18925 Base Camp Road(2) Monument, Colorado 80132	Preferred Shares/Beneficial Owner	639,173	5.093%	2.32%

(1) Based solely upon information presented in a Schedule 13G/A filed July 11, 2022, jointly by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P.

(2) Based solely upon information presented in a Schedule 13G filed May 10, 2022, by Advisors Asset Management, Inc.(1)

Security Ownership of Management

As of July 18, 2022, the officers and trustees of DEX, in the aggregate, owned less than 1% of the outstanding shares of DEX. As of July 18, 2022, the officers and directors of DDF, in the aggregate, owned less than 1% of the outstanding shares of DDF. As of July 18, 2022, the officers and trustees of the Acquiring Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquiring Fund.

SHAREHOLDER PROPOSALS

Any proposals should be sent to the respective Acquired Fund, directed to the attention of its respective Secretary, at the Acquired Fund’s address of listed above. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Exchange Act, other applicable law and the respective Acquired Fund’s governing instruments.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about [ ], 2022. Shareholders of an Acquired Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

OTHER BUSINESS

Each Acquired Fund Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [ ], 2023, by and between abrdn Global Dynamic Dividend Fund, a Delaware statutory trust (the “Acquiring Fund”), and Delaware Investments® Dividend and Income Fund, Inc., a Maryland corporation (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). [Delaware Management Company, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust, joins this Agreement solely for purposes of paragraphs 8.2, 11.1, 11.2 and 11.3 and abrdn Inc., a Delaware corporation registered under the Investment Advisers Act of 1940, joins this Agreement solely for purposes of paragraphs 5.12, 8.2, 11.1, 11.2 and 11.3.]

The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund, no par value per share (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each registered closed-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquired Fund is authorized to issue its shares of capital stock and the Acquiring Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund and of the Board of Directors of the Acquired Fund have authorized and approved the Reorganization; and

WHEREAS, concurrently with the execution of this Agreement, each of Delaware Management Company, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust and the investment adviser to the Acquired Fund (“Seller”) and abrdn Inc. (“Purchaser”), entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Purchaser agreed to acquire, and Seller agreed to sell, certain assets relating to the Seller's business with respect to the Acquired Fund; and

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.          The Reorganization. Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.          Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can be legally transferred, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in paragraph 2.5), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). For the avoidance of doubt, Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation. For the avoidance of doubt, Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

1.3.          Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms of its prospectus or as presented in the Proxy Statement/Prospectus (as defined in paragraph 5.6) in connection with the Reorganization. The Acquiring Fund will assume all or substantially all liabilities of the Acquired Fund set forth in the Acquired Fund’s statement of assets and stated liabilities as of the Effective Time delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 6.2(b) (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities of the Acquired Fund shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund.

1.4.          Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 (cash may be distributed in lieu of fractional Acquiring Fund Shares, as set forth in paragraph 2.3), pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders (together with any cash distributed to Acquired Fund Shareholders in lieu thereof, pursuant to paragraph 2.3) shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.          Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.          Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, any state corporate registry, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date (as defined in paragraph 3.1) and such later date as the Acquired Fund’s existence is terminated.

1.7.          Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8.          Termination. Promptly after the distribution of Acquiring Fund Shares pursuant to paragraph 1.4, the Acquired Fund shall take, in accordance with Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”) all steps as may be necessary or appropriate to effect a complete deregistration, liquidation and dissolution of the Acquired Fund.

2.	VALUATION

2.1.          Net Asset Value per Acquired Fund Share. The net asset value per Acquired Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund adopted by the Acquired Fund’s Board of Directors provided, however, in the event of any inconsistency, the parties hereto may confer and mutually agree on the valuation.

2.2.          Net Asset Value per Acquiring Fund Share. The net asset value per Acquiring Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees provided, however, in the event of any inconsistency, the parties hereto may confer and mutually agree on the valuation.

2.3.          Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with Section 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with Section 2.2. [No fractional Acquiring Fund Shares will be distributed unless such shares are to be held in a Dividend Reinvestment Plan account.] In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4.          Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1.          Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Acquiring Fund or via the electronic exchange of documents on or around mid-February 2023 and after satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Section 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing), immediately after the close of regular trading on the New York Stock Exchange, or at such other place (including via electronic exchange of documents) and/or on such other date as to which the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.          Transfer and Delivery of Assets. The Acquired Fund shall direct The Bank of New York Mellon (“BNY”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by BNY, on behalf of the Acquired Fund, to State Street Bank and Trust Company (“State Street”), as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. BNY, on behalf of the Acquired Fund, shall deliver to State Street, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of BNY and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as State Street, as custodian of the Acquiring Fund, deems appropriate.

3.3.          Share Records. The Acquired Fund shall direct Computershare Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.          Postponement of Effective Time. In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Directors of the Acquired Fund and the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.          Failure To Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips and shall use its reasonable best efforts to deliver any such assets to the custodian as soon as reasonably practicable.

4.	REPRESENTATIONS AND WARRANTIES

4.1.          Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund as of the date hereof in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)          The Acquired Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Amendment and Restatement and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)          The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)          At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund.

(d)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(e)          The shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used for a period of six (6) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)          The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Maryland law or a material violation of its Articles of Amendment and Restatement and Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)          All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)          Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i)          The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at November 30, 2022, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)          Since November 30, 2022, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, except as otherwise disclosed to by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)          At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted, in writing, with respect to such returns.

(l)           The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m)         The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code in respect of each taxable year since its commencement of operations (including the taxable year ending on the closing date) and expects to continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(n)          The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit by any federal, state or local taxing authority and there are no actual or proposed tax deficiencies with respect to the Acquired Fund that have been presented to the Acquired Fund in writing.

(o)          All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(p)          The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)          The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2.          Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund as of the date hereof in a written instrument executed by an officer of the Acquiring Fund, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)          The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Articles of Amendment and Restatement and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)          The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect.

(c)          The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(d)          At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted, in writing, with respect to such returns.

(e)          The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(f)          The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its common shares of beneficial interest. To the actual knowledge of its officers, the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquiring Fund is not under audit by any federal, state or local taxing authority and there are no actual or proposed tax deficiencies with respect to the Acquiring Fund that have been presented to the Acquiring Fund in writing.

(g)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(h)          The shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(i)           The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Articles of Amendment and Restatement and Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(j)           Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(k)          The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at October 31, 2022, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(l)           Since October 31, 2022, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, except as otherwise disclosed to by the Acquiring Fund. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(m)         The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and, subject to the approval of the shareholders of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)          The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s Shares.

(o)          The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.          Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the forgoing, the Acquired Fund will manage its portfolio with the same approximate level of trading, turnover and leverage consistent with past practice, except to the extent agreed in advance with the Acquiring Fund.

5.2.          No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.          Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.          Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.          Shareholder Meeting. The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6.          Proxy Statement/Prospectus. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Proxy Statement/Prospectus on Form N-14 (the “Proxy Statement/Prospectus”) in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.          Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.          Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable; provided, that neither the Acquiring Fund nor the Acquired Fund shall be obligated to waive any condition precedent.

5.9.          Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10.       Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.       Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

5.12.       Section 15(f). The Acquiring Fund and Purchaser shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations thereunder.

6.	CONDITIONS PRECEDENT

6.1.          Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)           All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)           The Acquiring Fund shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)           The Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i)          The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)         The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)        The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv)        The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Articles of Amendment and Restatement or its Amended and Restated By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(vi)        The Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii)       To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2.          Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)           All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and known Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Principal Financial Officer or Treasurer of the Acquired Fund.

(c)            The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d)            The Acquired Fund shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e)            The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)            The Acquiring Fund, shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Acquired Fund (which may reasonably rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i)          The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)         The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)        The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Articles of Amendment and Restatement or its Amended and Restated By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(iv)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Maryland);

(v)         The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)        The outstanding shares of the Acquired Fund are registered under the 1933 Act and its registration is in full force and effect; and

(vii)       To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.          Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)            The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Directors of the Acquired Fund and (ii) the requisite shareholders of the Acquired Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund.

(b)           Each of the conditions to Closing (as defined in the Purchase Agreement) set forth in Section 7 of the Purchase Agreement have been satisfied and the transactions contemplated by the Purchase Agreement will close concurrently with the Closing.

(c)            The Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquired Fund.

(d)           The Registration Statement on Form N-14 of the Acquiring Fund shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

(e)            On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(f)            At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund or the Acquiring Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(g)           All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(h)           BNY shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(i)             The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

(j)             The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(k)            The parties hereto shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

(i)          The transfer of the Acquired Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities of the Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in liquidation of Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(ii)         No gain or loss will be recognized by Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities of Acquired Fund;

(iii)        No gain or loss will be recognized by Acquired Fund upon the transfer of the Acquired Fund Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iv)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(v)         The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(vi)        The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(vii)       Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of Acquired Fund’s taxable year, the tax basis of the Acquired Fund Assets acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

(viii)      The holding period of the Acquired Fund Assets in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

(ix)        The Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund, may waive the conditions set forth in this paragraph 6.3(k).

7.	INDEMNIFICATION

7.1.          Indemnification by the Acquiring Fund. The Acquiring Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its directors, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

7.2.          Indemnification by the Acquired Fund. The Acquired Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s directors, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

7.3.          Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Articles of Amendment and Restatement of the Acquired Fund disclaiming such shareholder and director liability for acts or obligations of the Acquired Fund.

7.4.          Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquiring Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund.

8.	BROKERAGE FEES AND EXPENSES

8.1.          No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.          Expenses of Reorganization. All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by the Purchaser and the Seller as agreed between them, without regard to whether the Reorganization is consummated, as set forth in the Purchase Agreement or otherwise agreed in writing. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization.

9.	AMENDMENTS AND TERMINATION

9.1.          Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of either the Acquired Fund and the Acquiring Fund; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Directors of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquired Fund without the approval of the Board of Directors of the Acquired Fund and the Board of Trustees of the Acquiring Fund and the Acquired Fund Shareholders and, further provided, that the officers of the Acquired Fund and the Acquiring Fund may change the Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees.

9.2.          Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of the Acquiring Fund and the Board of Directors of the Acquired Fund, make proceeding with the Agreement inadvisable. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to: a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date which breach would give rise to the failure of a condition set forth in Sections 6.1, 6.2 or 6.3, if not cured within 30 days after being provided notice by the non-breaching party. Notwithstanding the foregoing, if Purchaser validly terminates the Purchase Agreement, the Acquiring Fund shall be entitled to terminate this Agreement by providing written notice to the Acquired Fund, and if Seller validly terminates the Purchase Agreement, the Acquired Fund shall be entitled to terminate this Agreement by providing written notice to the Acquiring Fund. In the event of any such termination, in the absence of willful default or breach, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or their respective Trustees, Directors or officers, to the other party or its Trustees, Directors or officers.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

Delaware Investments® Dividend and Income Fund, Inc.

610 Market Street

Philadelphia, PA 19106-2354
Attention: David F. Connor, Esq.

With copies (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7018
Attention: Michael Mabry, Esq. and E. Taylor Brody, Esq.

If to the Acquiring Fund:

abrdn Global Dynamic Dividend Fund
1900 Market Street, Suite 200

Philadelphia, PA 19103
Attention: Lucia Sitar, Esq.

With copies (which shall not constitute notice) to:

Dechert LLP
1900 K Street NW
Washington, D.C. 20006
Attention: Thomas C. Bogle, Esq. and William J. Bielefeld, Esq.

11.	PUBLICITY AND CONFIDENTIALITY

11.1.       Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Acquired Fund, the Acquiring Fund, Purchaser and Seller mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

11.2.       The Acquired Fund, Acquiring Fund, Purchaser and Seller (for purposes of the paragraph 11.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

11.3.       In the event of a termination of this Agreement, the Acquiring Fund, the Acquired Fund Purchaser and Seller agree that they along with their board members, employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

12.	MISCELLANEOUS

12.1.       Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

12.2.       Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

12.3.       Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.4.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

12.5.       Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

12.6.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

12.7.       Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.	ABRDN GLOBAL DYNAMIC DIVIDEND FUND

By:	By:
Name:	Name:
Title:	Title:

DELAWARE MANAGEMENT COMPANY, A SERIES OF MACQUARIE INVESTMENT MANAGEMENT BUSINESS TRUST agrees to the provisions of paragraphs 8.2, 11.1, 11.2 and 11.3 herein:	ABRDN INC. agrees to the provisions of paragraphs 5.12, 8.2, 11.1, 11.2 and 11.3 herein:

By:	By:
Name:	Name:
Title:	Title:

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [ ], 2023, by and between abrdn Global Dynamic Dividend Fund, a Delaware statutory trust (the “Acquiring Fund”), and Delaware Enhanced Global Dividend and Income Fund, a Delaware statutory trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). [Delaware Management Company, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust, joins this Agreement solely for purposes of paragraphs 8.2, 11.1, 11.2 and 11.3 and abrdn Inc., a Delaware corporation registered under the Investment Advisers Act of 1940, joins this Agreement solely for purposes of paragraphs 5.12, 8.2, 11.1, 11.2 and 11.3.]

The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund, no par value per share (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each registered closed-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund and of the Board of Trustees of the Acquired Fund have authorized and approved the Reorganization; and

WHEREAS, concurrently with the execution of this Agreement, each of Delaware Management Company, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust and the investment adviser to the Acquired Fund (“Seller”) and abrdn Inc. (“Purchaser”), entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Purchaser agreed to acquire, and Seller agreed to sell, certain assets relating to the Seller’s business with respect to the Acquired Fund; and

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.          The Reorganization. Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.          Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, that can legally be transferred, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in paragraph 2.5), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). For the avoidance of doubt, Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation. For the avoidance of doubt, Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

1.3.          Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms of its prospectus or as presented in the Proxy Statement/Prospectus (as defined in paragraph 5.6) in connection with the Reorganization. The Acquiring Fund will assume all or substantially all liabilities of the Acquired Fund set forth in the Acquired Fund’s statement of assets and stated liabilities as of the Effective Time delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 6.2(b) (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities of the Acquired Fund shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund.

1.4.          Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 (cash may be distributed in lieu of fractional Acquiring Fund Shares, as set forth in paragraph 2.3), pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders (together with any cash distributed to Acquired Fund Shareholders in lieu thereof, pursuant to paragraph 2.3) shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.          Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.          Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, any state corporate registry, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date (as defined in paragraph 3.1) and such later date as the Acquired Fund’s existence is terminated.

1.7.          Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8           Termination. Promptly after the distribution of Acquiring Fund Shares pursuant to paragraph 1.4, the Acquired Fund shall take, in accordance with Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”) all steps as may be necessary or appropriate to effect a complete deregistration, liquidation and dissolution of the Acquired Fund.

2.	VALUATION

2.1.          Net Asset Value per Acquired Fund Share. The net asset value per Acquired Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund adopted by the Acquired Fund’s Board of Trustees provided, however, in the event of any inconsistency, the parties hereto may confer and mutually agree on the valuation.

2.2.          Net Asset Value per Acquiring Fund Share. The net asset value per Acquiring Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees provided, however, in the event of any inconsistency, the parties hereto may confer and mutually agree on the valuation.

2.3.          Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with Section 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with Section 2.2. [No fractional Acquiring Fund Shares will be distributed unless such shares are to be held in a Dividend Reinvestment Plan account.] In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4.          Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1.          Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Acquiring Fund or via the electronic exchange of documents on or around mid-February 2023 and after satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Section 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing), immediately after the close of regular trading on the New York Stock Exchange, or at such other place (including via electronic exchange of documents) and/or on such other date as to which the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.          Transfer and Delivery of Assets. The Acquired Fund shall direct The Bank of New York Mellon (“BNY”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by BNY, on behalf of the Acquired Fund, to State Street Bank and Trust Company (“State Street”), as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. BNY, on behalf of the Acquired Fund, shall deliver to State Street, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of BNY and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as State Street, as custodian of the Acquiring Fund, deems appropriate.

3.3.          Share Records. The Acquired Fund shall direct Computershare Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.          Postponement of Effective Time. In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.          Failure To Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips and shall use its reasonable best efforts to deliver any such assets to the custodian as soon as reasonably practicable.

4.	REPRESENTATIONS AND WARRANTIES

4.1.          Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund as of the date hereof in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)            The Acquired Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)            The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)            At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund.

(d)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(e)            The shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used for a period of six (6) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)           Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at November 30, 2022, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)            Since November 30, 2022, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, except as otherwise disclosed to by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)            At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted, in writing, with respect to such returns.

(l)             The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m)           The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code in respect of each taxable year since its commencement of operations (including the taxable year ending on the closing date) and expects to continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(n)           The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit by any federal, state or local taxing authority and there are no actual or proposed tax deficiencies with respect to the Acquired Fund that have been presented to the Acquired Fund in writing.

(o)           All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(p)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)           The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2.          Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund as of the date hereof in a written instrument executed by an officer of the Acquiring Fund, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)            The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)            The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect.

(c)            The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(d)            At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted, in writing, with respect to such returns.

(e)            The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(f)            The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its common shares of beneficial interest. To the actual knowledge of its officers, the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquiring Fund is not under audit by any federal, state or local taxing authority and there are no actual or proposed tax deficiencies with respect to the Acquiring Fund that have been presented to the Acquiring Fund in writing.

(g)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(h)            The shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(i)             The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(j)             Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(k)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at October 31, 2022, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(l)            Since October 31, 2022, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, except as otherwise disclosed to by the Acquiring Fund. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(m)            The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and, subject to the approval of the shareholders of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)            The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s Shares.

(o)            The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.          Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the forgoing, the Acquired Fund will manage its portfolio with the same approximate level of trading, turnover and leverage consistent with past practice, except to the extent agreed in advance with the Acquiring Fund.

5.2.          No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.          Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.          Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.          Shareholder Meeting. The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6.          Proxy Statement/Prospectus. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Proxy Statement/Prospectus on Form N-14 (the “Proxy Statement/Prospectus”) in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.          Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.          Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable; provided, that neither the Acquiring Fund nor the Acquired Fund shall be obligated to waive any condition precedent.

5.9.          Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10.       Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.        Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

5.12.       Section 15(f). The Acquiring Fund and Purchaser shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations thereunder.

6.	CONDITIONS PRECEDENT

6.1.          Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)            All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)            The Acquiring Fund shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)            The Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)            The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)          The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv)          The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Amended and Restated Declaration of Trust or its Amended and Restated By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(vi)          The Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii)         To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2.          Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)            All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)           The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and known Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Principal Financial Officer or Treasurer of the Acquired Fund.

(c)            The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d)            The Acquired Fund shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e)           The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)            The Acquiring Fund, shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Acquired Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquired Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)           The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)           The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Amended and Restated Declaration of Trust or its Amended and Restated By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(iv)          To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(v)           The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)          The outstanding shares of the Acquired Fund are registered under the 1933 Act and its registration is in full force and effect; and

(vii)         To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.          Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)            The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of the Acquired Fund and (ii) the requisite shareholders of the Acquired Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund.

(b)           Each of the conditions to Closing (as defined in the Purchase Agreement) set forth in Section 7 of the Purchase Agreement have been satisfied and the transactions contemplated by the Purchase Agreement will close concurrently with the Closing.

(c)            The Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquired Fund.

(d)           The Registration Statement on Form N-14 of the Acquiring Fund shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

(e)            On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(f)            At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund or the Acquiring Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(g)            All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(h)           BNY shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(i)            The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

(j)            The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(k)            The parties hereto shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

(i)            The transfer of the Acquired Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities of the Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in liquidation of Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(ii)           No gain or loss will be recognized by Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities of Acquired Fund;

(iii)          No gain or loss will be recognized by Acquired Fund upon the transfer of the Acquired Fund Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iv)          No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(v)           The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(vi)          The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(vii)         Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of Acquired Fund’s taxable year, the tax basis of the Acquired Fund Assets acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

(viii)        The holding period of the Acquired Fund Assets in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

(ix)          The Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund, may waive the conditions set forth in this paragraph 6.3(k).

7.	INDEMNIFICATION

7.1.          Indemnification by the Acquiring Fund. The Acquiring Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its trustees, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

7.2.          Indemnification by the Acquired Fund. The Acquired Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

7.3.          Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquired Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4.          Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquiring Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund.

8.	BROKERAGE FEES AND EXPENSES

8.1.          No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.          Expenses of Reorganization. All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by the Purchaser and the Seller as agreed between them, without regard to whether the Reorganization is consummated, as set forth in the Purchase Agreement or otherwise agreed in writing. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization.

9.	AMENDMENTS AND TERMINATION

9.1.          Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of either the Acquired Fund and the Acquiring Fund; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Trustees of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquired Fund without the approval of the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund and the Acquired Fund Shareholders and, further provided, that the officers of the Acquired Fund and the Acquiring Fund may change the Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees.

9.2.          Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund, make proceeding with the Agreement inadvisable. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to: a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date which breach would give rise to the failure of a condition set forth in Sections 6.1, 6.2 or 6.3, if not cured within 30 days after being provided notice by the non-breaching party. Notwithstanding the foregoing, if Purchaser validly terminates the Purchase Agreement, the Acquiring Fund shall be entitled to terminate this Agreement by providing written notice to the Acquired Fund, and if Seller validly terminates the Purchase Agreement, the Acquired Fund shall be entitled to terminate this Agreement by providing written notice to the Acquiring Fund. In the event of any such termination, in the absence of willful default or breach, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or their respective Trustees or officers, to the other party or its Trustees or officers.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

Delaware Enhanced Global Dividend and Income Fund

610 Market Street

Philadelphia, PA 19106-2354
Attention: David F. Connor, Esq.

With copies (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7018
Attention: Michael Mabry, Esq. and E. Taylor Brody, Esq.

If to the Acquiring Fund:

abrdn Global Dynamic Dividend Fund
1900 Market Street, Suite 200

Philadelphia, PA 19103
Attention: Lucia Sitar, Esq.

With copies (which shall not constitute notice) to:

Dechert LLP
1900 K Street NW
Washington, D.C. 20006
Attention: Thomas C. Bogle, Esq. and William J. Bielefeld, Esq.

11.	PUBLICITY AND CONFIDENTIALITY

11.1.       Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Acquired Fund, the Acquiring Fund, Purchaser and Seller mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

11.2.       The Acquired Fund, Acquiring Fund, Purchaser and Seller (for purposes of the paragraph 11.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

11.3.       In the event of a termination of this Agreement, the Acquiring Fund, the Acquired Fund Purchaser and Seller agree that they along with their board members, employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

12.	MISCELLANEOUS

12.1.       Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

12.2.       Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

12.3.       Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.4.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

12.5.       Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

12.6.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

12.7.       Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND	ABRDN GLOBAL DYNAMIC DIVIDEND FUND

By:	By:
Name:	Name:
Title:	Title:

DELAWARE MANAGEMENT COMPANY, A SERIES OF MACQUARIE INVESTMENT MANAGEMENT BUSINESS TRUST agrees to the provisions of paragraphs 8.2, 11.1, 11.2 and 11.3 herein:	ABRDN INC. agrees to the provisions of paragraphs 5.12, 8.2, 11.1, 11.2and 11.3 herein:

By:	By:
Name:	Name:
Title:	Title:

Delaware Enhanced Global Dividend and Income Fund PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2022 The undersigned, revoking all Proxies heretofore given, hereby appoints Emilia P. Wang, Kathryn R. Williams and Catherine DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders of the above-mentioned Fund to be held online via live webcast, on November 9, 2022 at 2:00pm ET and at any and all postponements or adjournments thereof (the “Meeting”), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll free (800) 893-5865. Representatives are available to assist you Monday through Friday 9:00am to 10:00pm ET. Important Notice Regarding the Availability of Proxy Materials: The Notice of the Special Meeting and Proxy Statement/Prospectus are available at delawarefunds.com/cef-proxy. Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative Vote on the internet VOTER PROFILE: Voter ID: 123456789 Security ID: 123456789 Shares to Vote: ** confidential Household ID: 000000 **please call the phone number below for more information VOTE REGISTERED TO: REG1 REG2 REG3 REG4 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 123456789101 SIGN, DATE AND VOTE ON THE REVERSE SIDE Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day. Vote by phone vote.proxyonline.com (800) 893-5865 Toll Free Vote by mail Postage-Paid Envelope Mail your signed and voted proxy back in the postage paid envelope provided. PROXY CARD

Delaware Enhanced Global Dividend and Income Fund THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR” THE PROPOSAL. This proxy is solicited on behalf of the Board of Trustees. The Board of Trustees recommends you vote FOR the following: TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● PROPOSAL: FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Delaware Enhanced Global Dividend and Income Fund (“DEX”) to abrdn Global Dynamic Dividend Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all or substantially all liabilities of DEX and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of DEX and complete liquidation of DEX. ○ ○ ○ THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. _______________________________________________________________ Signature (and title if applicable) Date _______________________________________________________________ Signature (if held jointly) Date PROXY CARD

953839 Delaware Investments Dividend and Income Fund, Inc. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2022 The undersigned, revoking all Proxies heretofore given, hereby appoints Emilia P. Wang, Kathryn R. Williams and Catherine DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders of the above-mentioned Fund to be held online via live webcast, on November 9, 2022 at 2:00pm ET and at any and all postponements or adjournments thereof (the “Meeting”), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll free (800) 893-5865. Representatives are available to assist you Monday through Friday 9:00am to 10:00pm ET. Important Notice Regarding the Availability of Proxy Materials: The Notice of the Special Meeting and Proxy Statement/Prospectus are available at delawarefunds.com/cef-proxy. Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative Vote on the internet VOTER PROFILE: Voter ID: 123456789 Security ID: 123456789 Shares to Vote: ** confidential Household ID: 000000 **please call the phone number below for more information VOTE REGISTERED TO: REG1 REG2 REG3 REG4 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 123456789101 SIGN, DATE AND VOTE ON THE REVERSE SIDE Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day. Vote by phone vote.proxyonline.com (800) 893-5865 Toll Free Vote by mail Postage-Paid Envelope Mail your signed and voted proxy back in the postage paid envelope provided. PROXY CARD

4628630v.1 Delaware Investments Dividend and Income Fund, Inc. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR” THE PROPOSAL. This proxy is solicited on behalf of the Board of Directors. The Board of Directors recommends you vote FOR the following: TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● PROPOSAL: FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Delaware Investments Dividend and Income Fund, Inc. (“DDF”) to abrdn Global Dynamic Dividend Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all or substantially all liabilities of DDF and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of DDF and complete liquidation of DDF. ○ ○ ○ THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. _______________________________________________________________ Signature (and title if applicable) Date _______________________________________________________________ Signature (if held jointly) Date PROXY CARD

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

August 11, 2022

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

AND

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.

WITH AND INTO

ABRDN GLOBAL DYNAMIC DIVIDEND FUND

[ ], 2022

This Statement of Additional Information (“SAI”) is available to shareholders of abrdn Global Dynamic Dividend Fund (the “Fund”) and Delaware Enhanced Global Dividend and Income Fund (“DEX”) and Delaware Investments® Dividend and Income Fund (“DDF” and, each an “Acquired Fund” and, together, the “Acquired Funds”) in connection with the proposed reorganization of each Acquired Fund into the Fund. With respect to each reorganization, the Agreement and Plan of Reorganization provides for: (1) the transfer of all of the assets of the Acquired Fund to the Fund, in exchange solely for shares of the Fund  (although cash may be distributed in lieu of fractional shares); (2) the assumption by the Fund of all or substantially all liabilities of the Acquired Fund; (3) the distribution of common shares of the Fund to the shareholders of the Acquired Fund; and (4) the complete liquidation of the Acquired Fund (each, a “Reorganization” and together, the “Reorganizations”). The Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated [ ], 2022, and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganization (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by writing to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, by calling 1-800-522-5465. You may also obtain a copy of the Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

General	3
Investment Objectives, Policies And Risks of the Fund	3
Investment Restrictions of the Fund	12
Management of the Fund	13
Portfolio transactions and brokerage allocation	21
Repurchase of Common Shares	23
Material U.S. federal income tax considerations	23
Proxy voting policy and proxy voting record	31
Incorporation by reference	31
Financial statements and supplemental financial information	32
Legal counsel	33
Additional information	33
Appendix A—Description of securities ratings	A-1
Appendix B—Proxy voting guidelines	B-1

General

Prior to June 30, 2022, abrdn Global Dynamic Dividend Fund was known as Aberdeen Global Dynamic Dividend Fund.

Investment Objectives, Policies And Risks of the Fund

The following information supplements the information contained in the Proxy Statement/Prospectus concerning the investment objectives and policies of the Fund. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by the Fund’s Board of Trustees (the “Board”), without the approval of shareholders.

The following disclosure supplements the discussion of the Fund’s investment objectives, principal investment strategies and principal risks that appears in the Proxy Statement/Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must refer also to the Proxy Statement/Prospectus for a complete presentation of the matters disclosed below. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Common Stocks

The Fund invests primarily in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors of the issuer and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stock may be cumulative, causing dividends and distributions to accrue even if not declared by the issuer’s board of directors or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

3

Foreign Securities

Although it is not required to, under normal circumstances, the Fund invests a significant portion of its assets in securities of issuers located in approximately ten to thirty foreign countries (in addition to the United States). The Fund invests in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts (“ADRs”)) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser’s misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the United States or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored.

Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

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Emerging Market Securities

The Fund may invest up to 25% of its assets in securities of issuers located in emerging markets. The Fund uses the MSCI Emerging Markets Index methodology to determine which countries are considered emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Real Estate Investment Trusts

The Fund may invest in REITs. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. REIT income distributions received by the Fund generally will not be treated as tax-advantaged dividends.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that seek to track or replicate a desired index, such as a sector, market or global segment. ETF shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

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Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund invests in government debt securities, including those of U.S. issuers, emerging market issuers and of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (ii) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”)), or their equivalent as determined by the Adviser. These securities are commonly referred to as “junk bonds.” The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Illiquid Securities

Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

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Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which the warrant is held.

Other Investments

The Fund may use a variety of other investment instruments in pursuing its investment objectives. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.

Investment Techniques

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options.

A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a “covered” call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the SEC currently requires that, to “cover” or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security’s market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

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The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s NAV to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund’s securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that the Adviser’s judgment in this respect will be correct.

Under current regulation, when the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Portfolio Turnover

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund’s annual rate of portfolio turnover. It is expected that the annual portfolio turnover rate of the Fund will likely exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

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Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a “cross-hedge,” denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 10% of the Fund’s total assets.

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

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A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Futures Contracts and Options on Futures Contracts

Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts and may be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, to increase total return or to hedge against changes in interest rates, securities prices, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) with regard to the operation of the Fund and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Under current regulations, the Fund must segregate liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to segregate liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By segregating assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Defensive Positions

During periods of adverse market or economic conditions, the Fund may hold certain securities for less than 61 days and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During such market circumstances, the Fund may not pay tax-advantaged dividends.

Equity-Linked Securities

The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

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Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The Fund’s ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. Under current regulations, when entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Under current regulations, inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s exposure, the Fund and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

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Investment Restrictions of the Fund

The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund’s outstanding common shares, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

1.	Borrow money, except as permitted by the 1940 Act. The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices;

2.	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

3.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

4.	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

5.	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements;

6.	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

7.	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments;

8.	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; or invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); and

9.	Sell a security short if, as a result of such sale, the current value of securities sold short by that Fund would exceed 10% of the value of that Fund’s total assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable. The Fund has no current intention to take short positions in securities. However, if the Fund does take any short positions, it will maintain sufficient segregated liquid assets to cover the short position.

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Management of the Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Adviser is 1900 Market Street, Suite 200, Philadelphia, PA 19103, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Adviser or their affiliates as of the date of this SAI. Trustees serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

Trustees

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Stephen Bird** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class III Trustee	Term as Trustee expires 2023; Trustee since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	26	None.

Independent Trustees

P. Gerald Malone c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board; Class II Trustee	Term expires 2025; Trustee since 2018	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	26	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.

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Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Nancy Yao Maasbach c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2023; Trustee since 2018	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. Ms. Maasbach has also been a member of the Council on Foreign Relations since 2015. Director of The Asia Tigers Fund, Inc. from 2016 to 2018.	7	None.

John Sievwright c/o abrdn Inc 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2024; Trustee since 2018	Mr. Sievwright is a Non-Executive Director of Burford Capital Ltd (since May 2020) and Revolut Limited, a UK-based digital banking firm (since August 2021). Previously he was a Non-Executive Director for the following UK companies: NEX Group plc (2017-2018) (financial); and ICAP plc (2009-2016) (financial).	8	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.

* The “Fund Complex” consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (which consists of 17 portfolios) and abrdn ETFs (which consists of 3 portfolios).

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** Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act as a result of his role with the Adviser.

Officers

The information contained under the heading “OFFICERS” in the Fund’s definitive proxy statement on Schedule 14A for its 2022 annual meeting of shareholders, filed with the SEC on March 24, 2022 (“Proxy Statement”) is incorporated herein by reference.

Experience of Trustees

The information contained under the heading “Additional Information About the Trustees” in the Fund’s Proxy Statement is incorporated herein by reference.

Compensation

The following table sets forth information regarding compensation of Trustees by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2021. Officers of the do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended October 31, 2021	Total Compensation From Fund and Fund Complex Paid To Trustees*
Nancy Yao Maasbach	$10,298	$242,695
P. Gerald Malone	$13,510	$487,092
John Sievwright	$12,097	$150,293
Stephen Bird	N/A	$0

*              See the “Trustees” table for the number of Funds within the Fund Complex that each Trustee services.

Board and Committee Structure

The Board is currently composed of three trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”), and one Interested Trustee, Stephen Bird. The Fund’s Charter provides that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the Trustees of the Fund in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I in 2024, Class II in 2025 and Class III in 2023.

The Board has appointed Mr. Malone, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

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The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board’s Committee structure. The Committee is comprised entirely of Independent Trustees. Each Committee member is also “independent” within the meaning of the NYSE listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

The Board has an Audit and Valuation Committee consisting of all the Independent Trustees. In addition, the members of the Audit and Valuation Committee are also “independent,” as defined in the Fund’s written Audit and Valuation Committee Charter. The members of the Audit and Valuation Committee are Ms. Maasbach, Mr. Malone and Mr. Sievwright. Mr. Sievwright serves as the Chair of the Audit and Valuation Committee and the Audit Committee Financial Expert.

The Audit and Valuation Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit and Valuation Committee assists the Board in fulfilling its responsibilities for oversight of the integrity of the Fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the Fund’s independent registered public accounting firm and the Fund’s compliance with legal and regulatory requirements. The Audit and Valuation Committee approves, and recommend to the Board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit and Valuation Committee also approves all audit and permissible non- audit services provided to the Fund by the independent registered public accounting firm and all permissible non- audit services provided by the Fund’s independent registered public accounting firm to the Investment Adviser and service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit and Valuation Committee is also responsible for monitoring the valuation of portfolio securities and other investments. During the fiscal year ended October 31, 2021, the Audit and Valuation Committee met 5 times.

Service providers to the Fund, primarily the Investment Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Board has a Nominating and Corporate Governance Committee (the “Nominating Committee”) consisting of all the Independent Trustees. The members of the Nominating Committee are Ms. Maasbach, Mr. Malone and Mr. Sievwright. Mr. Malone serves as the Chair of the Nominating Committee.

The Nominating Committee is responsible for overseeing Board governance and related Trustee practices, including selecting and recommending candidates to fill vacancies on the Board. The Nominating Committee will consider Trustee candidates recommended by shareholders of the Fund. Recommendations for consideration by a Nominating Committee should be sent to the Chair of the Nominating Committee in writing together with the appropriate biographical information concerning each such recommended nominee. In addition, shareholders may themselves nominate individuals for election to a Board of Trustees for the Fund if they follow the advance notice provisions in the Funds’ By-Laws.

In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) be highly accomplished in his or her respective field; (4) have relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board and enhance his or her knowledge of the Fund’s business. The Nominating Committee met two times during the fiscal year ended October 31, 2021.

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Board and Committee Meetings in Fiscal Year 2021

During the Fund’s fiscal year ended October 31, 2021, the Board held four regular meetings and three special meetings; the Audit and Valuation Committee held four meetings; and the Nominating and Corporate Governance Committee held two meetings.

Risk Oversight

The information contained under the heading “BOARD AND COMMITTEE STRUCTURE—Board Oversight of Risk Management” in the Fund’s Proxy Statement is incorporated herein by reference.

Shareholder Communications

Shareholders who wish to communicate with Trustees with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Trustees c/o abrdn Inc. (the “Administrator”), the Fund’s administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.relations@abrdn.com.

Trustee Beneficial Ownership of Securities

As of July 18, 2022, the Fund’s trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its trustees and executive officers.

As of December 31, 2021, the dollar range of equity securities owned beneficially by each Trustee in the Fund and in all registered investment companies overseen by the trustee within the same family of investment companies as the Fund appears in the chart below. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Trustee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in the Family of Investment Companies(2)
Independent Trustees:
Nancy Yao Maasbach	C	D
P. Gerald Malone	C	E
John Sievwright	C	D
Interested Trustee:
Stephen Bird	C	E

(1) “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2) “Family of Investment Companies” means those registered investment companies that are advised by the Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 31, 2021, none of the Independent Trustees or their immediate family members owned any shares of the Adviser or principal underwriter of the Fund or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter.

Codes of Ethics

The Fund and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act governing the personal securities transactions of their respective personnel. Under each code of ethics, personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund), subject to certain general restrictions and procedures. Copies of these Codes of Ethics are on the EDGAR Database on the SEC’s internet site at www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

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Beneficial Ownership

Based on, among other things, reports filed with the SEC by a shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act), the following table shows certain information concerning persons who, to the Fund’s knowledge, may be deemed beneficial owners of 5% or more of the Fund because they possessed or shared voting or investment power with respect to the Fund’s shares:

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned
First Trust Portfolios L.P./ First Trust Advisors L.P. /The Charger Corporation(1) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares/Beneficial Owner	1,792,489	14.28%
Advisors Asset Management, Inc. 18925 Base Camp Road(2) Monument, Colorado 80132	Preferred Shares/Beneficial Owner	639,173	5.093%

(1) Based solely upon information presented in a Schedule 13G/A filed July 11, 2022, jointly by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P.

(2) Based solely upon information presented in a Schedule 13G filed May 10, 2022, by Advisors Asset Management, Inc.

The Adviser

Aberdeen Asset Managers Limited serves as the Adviser to the Fund and is located at Bow Bells House, 1 Bread Street, London, United Kingdom EC4M 9HH. The Adviser is an indirect wholly-owned subsidiary of abrdn plc, which manages or administers approximately $617.2 billion in assets as of December 31, 2021. abrdn plc and its affiliates (collectively, “abrdn”) provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market.

Advisory Agreements

The Fund and the Adviser are parties to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund retains the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and limitations, and to manage the day-to-day business and affairs of the Fund (except with respect to matters in the charge of the Fund’s chief compliance officer or other service providers retained by the Fund), for the period and on the terms set forth in the Advisory Agreement.

Under the terms of the Advisory Agreement, the Adviser (i) will provide, or arrange for the provision of, a continuous investment program and overall investment strategies for the Fund; (ii) is authorized to appoint one or more qualified subadvisers to provide the Fund with certain services required by the Agreement; (iii) shall have overall supervisory responsibility for the general management and investment of the Fund’s assets, determine the allocation of assets among the Subadvisers, if any, and have full investment discretion to make all determinations with respect to the investment of Fund assets; (iv) shall research and evaluate each subadviser, if any; and (v) shall provide to the Fund’s Board of Trustees such periodic reports concerning the Fund’s business and investments as the Board of Trustees shall reasonably request..

In rendering investment advisory services, the Adviser may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Adviser. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement must comply with the provisions of the Investment Adviser Act of 1940, as amended, the 1940 Act, the Securities Act of 1933, as amended, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser do business or has clients. No remuneration is paid by the Fund with regards to the MOU/personnel sharing arrangements.

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The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and optional cash purchase plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

For services under the Advisory Agreement, the Adviser is paid a fee computed daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily Managed Assets. During periods when the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

The Adviser has entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through June 30, 2024. In connection with the Reorganizations, the Expense Limitation Agreement shall be extended through one year from the date of the closing of the Reorganizations, or June 30, 2024, whichever is later. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund and following the consummation of one or both Reorganizations, the Combined Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses), from exceeding 1.16% of the average daily net assets of the Fund or the Combined Fund, as applicable, on an annualized basis.

The Adviser may request and receive reimbursement from the Fund or Combined Fund, as applicable, of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund or Combined Fund, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board of the Fund or Combined Fund, as applicable, on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

The Advisory Agreement continues for an initial term of two (2) years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients.

For the fiscal years ended October 31, 2019, 2020 and 2021, the Adviser earned gross advisory fees of $1,348,422, $1,326,597 and $1,576,935, respectively.

The Advisory Agreement provides that the Adviser will not be liable to the Fund for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets in the absence of willful misfeasance, bad faith or gross negligence on the par of the Adviser or a reckless disregard of its duties, provided, however, that nothing in the Agreement shall relieve the Adviser from any of its obligations under applicable law, including, without limitation, the federal and state securities law. The Agreement also states that the Adviser shall indemnify the Fund and is officers and Trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement or violation of applicable law, including, without limitation, the federal and state securities laws.

The Administrator

abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as administrator to the Fund. Under the administration agreement, abrdn Inc. is generally responsible for managing the administrative affairs of the Fund.

For administration related services, abrdn Inc. is entitled to receive a fee that is computed monthly and paid quarterly at an annual rate of 0.08% of the Fund’s average daily net assets.

For the fiscal period from June 1, 2020 to October 31, 2020, abrdn Inc. and the fiscal year ended October 31, 2021, abrdn Inc. earned $44,454 and $126,155, respectively from the Fund for administration services. Prior to June 1, 2020, State Street Bank and Trust Company (“State Street”) served as administrator to the Fund.

State Street serves as sub-administrator of the Fund and is paid by abrdn Inc. out of the fees it receives as the Fund’s administrator.

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Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street serves as custodian (the “Custodian”) for the Fund. State Street also provides accounting services to the Fund. State Street serves as the Fund’s dividend paying agent, transfer agent and registrar.

Independent Registered Public Accountant

KPMG LLP is the Fund’s independent registered public accountant. KPMG provides audit services and consultation with respect to the preparation of filings with the SEC.

Investor Relations Provider

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Portfolio Management

The information contained under “Item 8. Portfolio Managers of Closed-End Management Investment Companies” of the Fund’s Form N-CSR, which contains the Annual Report for the fiscal year ended October 31, 2021 is incorporated herein by reference.

Potential Conflicts of Interest of the Adviser

Because the Advisers manage and/or administer assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Advisers receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, the Advisers have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Advisers have proprietary investments in certain accounts or where the portfolio manager or other employees of the Advisers have personal investments in certain accounts. The Advisers have an incentive to favor these accounts over the Fund. Because the Advisers manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Advisers could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

The Advisers manage and/or administer assets for accounts other than the Fund, including private accounts and private funds. The Advisers also currently serve as investment advisers or administrators to other registered, open and closed-end management investment companies (the Fund and all other accounts managed by the Advisers or their affiliates, including private and registered funds, are collectively referred to as “abrdn-managed funds”). The Fund may invest in the same credit obligations as the abrdn-managed funds, although their investments may include different obligations of the same issuer. For example, the Fund might invest in Senior Loans issued by a borrower and one or more abrdn-managed funds might invest in the borrower’s junior debt. In addition, the Advisers also manage certain accounts (including CLOs) that invest in certain types of credit obligations in which the Fund may also invest. Investment opportunities appropriate for both the Fund and another abrdn-managed fund generally will be allocated between the Fund and the other abrdn-managed fund in a manner that the Advisers believe to be fair and equitable under the circumstances, in accordance with the Advisers’ trade allocation policies and procedures.

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Conflicts of interest may arise where the Fund and other funds or accounts managed or administered by the Advisers simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other fund or account (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other funds or accounts managed by the Advisers, such other funds or accounts may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other funds or accounts were to lose their respective investments as a result of such difficulties, the Advisers may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Advisers will seek to act in the best interests of each of the funds and accounts (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other abrdn-managed funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

Although the professional staff of the Advisers will devote as much time to the management of the Fund as the Advisers deem appropriate to perform their duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Advisers may have conflicts in allocating their time and services among the Fund and other funds managed or administered by the Advisers. The Advisers and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Advisers and their professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Advisers and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Advisers.

The Advisers or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Advisers for other clients, and the Advisers will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Advisers may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Portfolio transactions and brokerage allocation

The Adviser has responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Board.

As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices.

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The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Fund may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. The Adviser has freedom as to the markets in and the broker-dealers through which they seek this result, except where mandates have restrictions in place.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser. SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. Effective with the implementation of MiFID II, abrdn absorbs all research costs and generally no longer relies on the “safe harbor” under Section 28(e) of the Exchange Act.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual Fund) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner in accordance with the Advisers’ trade allocation policies and procedures.

In purchasing and selling investments for the Fund, it is the policy of the Adviser to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Adviser may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a sub-adviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

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The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser does not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Fund nor the Adviser have an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’ brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Adviser also received research services for the fiscal year ended October 31, 2021 are in the table below:

Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
$132,602,295	$59,961

During the fiscal years ended October 31, 2021, 2020 and 2019, the following brokerage commissions were paid by the Fund:

Year ended October 31,
($000 omitted)
2021	2020	2019
$91	$104	$126

During the fiscal year ended October 31, 2021, the Fund did not hold any investments in securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund’s annual rate of portfolio turnover. It is expected that the annual portfolio turnover rate of the Fund will likely exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

The rate of portfolio turnover in the fiscal years ended October 31, 2021, and October 31, 2020 was 71% and 105%, respectively.

Repurchase of Common Shares

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2021, the Fund did not repurchase any shares through the Program.

Material U.S. federal income tax considerations

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue  Service  (the  “IRS”),  possibly  with  retroactive  effect.  No  attempt  is  made  to  present  a  detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

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In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, RIC, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, or investor with “applicable financial statements” within the meaning of section 451(b) of the Code. Furthermore, this discussion does not reflect possible application of the alternative  minimum  tax.  Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A “U.S. holder” is a beneficial owner that is for U.S. federal income tax purposes:

•   a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•   a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•   an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•   a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable U.S. Department of Treasury (“Treasury”) regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund has elected to be treated as, and intends to qualify each year for the special tax treatment afforded, a RIC under Subchapter M of the Code. As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Fund must  derive  in  each  taxable  year  at  least  90%  of  its  gross  income  (including  tax-exempt  interest)  from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies  and (2) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its gross income is described in (1) above.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

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For purposes of the income test, the character and source of the Fund’s distributive share of items of income, gain and loss derived through any entity properly treated as a partnership for U.S. federal income tax purposes (other than qualified publicly traded partnerships), including, in general, any unregistered fund, generally will be determined as if the Fund realized its distributive share of such tax items directly. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by any such partnership.

If the Fund qualifies  as a RIC and distributes  to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is  generally equal  to  the sum  of  (1) 98%  of  the  Fund’s  ordinary  income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

Failure to Qualify as a RIC

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on all of its taxable income and gains, and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would be taxed to shareholders as dividend income. Such distributions would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be  able  to  treat  such  distributions  as  “qualified  dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. Current earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares and then to the extent remaining, if any, to pay distributions on common shares. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification and the annual distribution requirements for that year and distribute any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to a RIC that qualified as such under the Code for at least one year prior to disqualification and that requalifies as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it at the time the Fund requalified as a RIC that are recognized within the subsequent five years, unless the Fund made an election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC. The remainder of this discussion assumes the Fund will qualify for taxation as a RIC.

Taxation of Certain Fund Investments

Investments in Partnerships

The Fund may invest in unregistered funds and other entities properly treated as partnerships for U.S. federal income tax purposes (other than qualified publicly traded partnerships).  An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is generally not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partners receive cash distributions with respect to such items. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to the Fund (including in circumstances where investments by an underlying partnership, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of assets that it would otherwise have continued to hold in order to generate cash for distributions to Fund shareholders.  In addition, the Fund may have to dispose of an investment in a partnership, or devise other methods of cure (such as holding the investment through a taxable subsidiary), to the extent the partnership earns income of a type that is not qualifying income for purposes of the gross income test or holds assets that could cause the Fund not to satisfy the RIC asset diversification tests.

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The Fund may invest a portion of the assets allocated to the Private Infrastructure Opportunities indirectly through one or more wholly owned subsidiaries formed in one or more jurisdictions and treated as corporations for U.S. federal income tax purposes (each, a “Blocker Corporation,” and together, the “Blocker Corporations”). The Fund may invest indirectly through a Blocker Corporation if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code.

For example, the Fund may hold equity interests in an operating company conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes) through a taxable domestic Blocker Corporation because such an investment, if made directly, would produce income that is not qualifying income for a RIC. Any Blocker Corporation organized in the United States will generally be subject to U.S. federal, state and local income tax at corporate rates on its taxable income, which taxes (and any other taxes borne by subsidiaries) would adversely affect the returns from investments held through the Blocker Corporation. In general, in order to comply with the diversification requirements under Subchapter M of the Code, the Fund may not invest more than 25% of the value of its assets in the stock of one or more Blocker Corporations that are engaged in the same or similar or related trades or businesses.

Other Considerations

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions  and  otherwise  satisfied  the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain investments in the future.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income; (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment; (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (4) convert long-term capital gain into short-term capital gain or ordinary income; (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); (6) cause the Fund to recognize income or gain without a corresponding receipt of cash; (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (8) adversely alter the characterization of certain complex financial transactions; and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities at disadvantageous times in order to make the relevant distributions.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Fund’s payment of such taxes may be eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

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Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.

If a Fund acquires any equity interest in certain foreign investment entities (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. Amounts included in income each year by a Fund arising from a QEF election will be qualifying income for purposes of the income test described above even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Section 163(j) of the Code limits the deductibility of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income (50% for taxable years beginning in 2019 or 2020). The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. Under applicable Treasury regulations, all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

Taxation for U.S. Shareholders

Distributions paid to you by the Fund from its investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if properly reported by the Fund) may qualify (1) in the case of corporate shareholders, for the dividends received deduction under section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, such as REITs, or (2) in the case of individual shareholders, as qualified dividend income eligible to be taxed at the federal income tax rates applicable to net capital gain under section 1(h)(11) of the Code to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met at both the Fund and shareholder levels. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (for example, generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the shares with respect to which such dividend is paid are readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the shareholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of certain preferred shares, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). A shareholder’s holding period may be reduced for purposes of this rule if the shareholder engages in certain risk reduction transactions with respect to the shares. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate shareholders) or for treatment as “qualified dividend income” (in the case of individual shareholders). Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund (as described below), will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned the Fund’s shares.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of your shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain to you. After the close of its taxable year, the Fund will provide you with information on the federal income tax status of the dividends and distributions you received from the Fund during the year.

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For taxable years beginning before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are generally eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates, provided certain holding period requirements are met with respect to the REIT stock. If the Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to the Fund’s investments in a qualified publicly traded partnership will currently not qualify for the deduction that would be available to a non-corporate shareholder were the stockholder to own such qualified publicly traded partnership directly. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in the qualified publicly traded partnership.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Sales and other dispositions of the Fund’s shares (including upon a termination of the Fund) generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, equal to the difference between the amount realized and your adjusted basis in the shares sold or exchanged (taking into account any reductions in such basis resulting from prior returns of capital), and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss.

Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the same rate applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at the long-term capital gain rates. Capital losses are subject to certain limitations.

For purpose of determining (1) whether the annual distribution requirement to maintain RIC status is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A shareholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a shareholder elects not to participate in the Plan, such shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions generally will be taxable, as discussed above, regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

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If a shareholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the shareholder generally will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. Under certain circumstances, however, if a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder may be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the basis of the shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Backup Withholding

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Medicare Tax

An additional 3.8% tax is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Fund’s taxable distributions and gains on the sale of Fund shares to shareholders may be subject to this additional tax.

U.S. Federal Income Tax Considerations for Non-U.S. Shareholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of Fund shares.

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. holder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary assumes that at all times the Fund’s common shares will be “regularly traded” for purposes of section 897 of the Code and does not address (1) any Non-U.S. holder that holds, at any time, more than 5% of the Fund’s shares, directly or under ownership attribution rules applicable for purposes of section 897 of the Code (a “5% holder”), or (2) any Non-U.S. holder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States. A 5% holder may be subject to adverse consequences, including obligations to file U.S. tax returns and to pay tax at the rates applicable to U.S. persons, with respect to Fund distributions that are attributable to USRPIs (as defined below) or gain on the disposition of Fund shares. Such holders should consult their tax advisors regarding an investment in the Fund.

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As indicated above, the Fund has elected to be treated, and intends to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. holders will, except as discussed below, generally be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. holder will be required to provide the Fund with the applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The Fund generally will not be required to withhold tax on any amounts paid to a Non-U.S. holder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided in each case that such amounts are properly reported by the Fund and the shareholder complies with applicable certification requirements relating to its non-U.S. status. The Fund may choose not to report such amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. holder, and gains realized by a Non-U.S. holder upon the sale of the Fund’s shares, will, except as described below, generally not be subject to U.S. federal income or withholding tax unless the Non-U.S. holder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. holder may be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. holder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. holder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. holder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. holder will be allowed as a credit against such Non-U.S. holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

Special rules may apply to Non-U.S. holders who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and, subject to certain exceptions, any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses  in  a  trade  or  business. Certain of the Fund’s investments may constitute interests in United States real property holding corporations or other USRPIs. In  general,  if  the  Fund  is  a  United  States  real  property  holding  corporation (determined without regard to certain exceptions), distributions (including capital gain dividends) by the Fund that are attributable to (1) gains realized on the disposition of USPRIs by the Fund and (2) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands  will generally be subject to U.S. federal withholding tax as an ordinary income dividend (i.e., subject to withholding tax at a 30% rate (or lower treaty rate)).

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

The Fund generally must obtain information sufficient to identify the status of each of its shareholders under sections 1471-1474 of the Code and the Treasury and IRS guidance issued thereunder (collectively, “FATCA”) or under an applicable intergovernmental agreement (an “IGA”) entered into by the United States and a foreign jurisdiction to implement FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Treasury have issued proposed regulations, on which taxpayers may currently rely, providing that the gross proceeds of share redemptions or exchanges and capital gain dividends the Fund pays will not be subject to FATCA withholding. You are encouraged to consult with your own tax adviser regarding the possible implications of FATCA on your investment in Fund shares, including investments through an intermediary. In addition, some foreign countries have implemented and others are considering, and may implement, laws similar in purpose and scope to FATCA.

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The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

Proxy voting policy and proxy voting record

The Board has delegated the day-to-day responsibility to the Adviser to vote the Fund’s proxies. Proxies are voted by the Adviser pursuant to the Board approved proxy guidelines, a copy of which as currently in effect as of the date of this SAI is attached hereto as Appendix B.  Also attached hereto in Appendix B is the Adviser’s Listed Company Stewardship Guidelines, which among other things, expands upon how the Adviser approaches environmental, social and governance issues when engaging with company management and voting proxies.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ending June 30 is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465, or (ii) on the SEC’s website at http://www.sec.gov.

Incorporation by reference

This SAI is part of a registration statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this SAI.

The documents listed below are incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents:

●	the Semi-Annual Report to shareholders of DEX for the fiscal period ended May 31, 2022 (Investment Company Act File No. 811-22050; Accession Number 0001206774-22-001933);

●	the Annual Report to shareholders of DEX for the fiscal year ended November 30, 2021 (Investment Company Act File No. 811-22050; Accession Number 0001206774-22-000347);

●	the Semi-Annual Report to shareholders of DDF for the fiscal period ended May 31, 2022 (Investment Company Act File No. 811-07460; Accession Number 0001206774-22-001934);

●	the (Investment Company Act File No. 811-07460; Accession Number 0001206774-22-001934);

●	the Annual Report to shareholders of DDF for the fiscal year ended November 30, 2021 (Investment Company Act File No. 811-07460; Accession Number 0001206774-22-000346);

●	the Semi-Annual Report to shareholders of the Fund for the fiscal period ended April 30, 2022 (Investment Company Act File No. 811-21901; Accession No. 0001104659-22-078669);

●	the Annual Report to shareholders of the Fund for the fiscal year ended October 31, 2021 (Investment Company Act File No. 811-21901; Accession 0001104659-22-002771);

●	the definitive proxy statement on Schedule 14A for the Fund’s 2022 annual meeting of shareholders, filed with the SEC on March 24, 2022; and (Investment Company Act File No. 811-21901; Accession No. 0001104659-22-037546); and

●	the description of common shares on Form 8-A (Investment Company Act File No. 811-21901; Accession No. 0001144204-06-019964) filed with the SEC on May 11, 2006.

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Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Fund:

By Phone:	1-800-522-5465
By Mail:	abrdn Global Dynamic Dividend Fund
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	https://www.abrdnagd.com/

for DEX:

By Phone:	(800) 523-1918
By Mail:	Delaware Enhanced Global Dividend and Income Fund
610 Market Street
Philadelphia, PA 19106
By Internet:	delawarefunds.com

for DDF:

By Phone:	(800) 523-1918
By Mail:	Delaware Investment Dividend and Income Fund, Inc.
610 Market Street
Philadelphia, PA 19106
By Internet:	delawarefunds.com

The Funds are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Financial statements and supplemental financial information

The Fund’s financial statements for the fiscal year ended October 31, 2021, together with the report thereon of KPMG LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting, and the unaudited financial statements for the fiscal period ended April 30, 2022 are incorporated in this SAI by reference to the Fund’s 2021 Annual Report and April 30, 2022 Semi-Annual Report.

The Fund shall be the accounting and performance survivor in the Reorganization.

A table showing the fees and expenses of the Fund and Acquired Fund and the fees and expenses of the Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Fees and Expense Table” of the Proxy Statement/ Prospectus.

It is anticipated that approximately 30% of DDF’s holdings and approximately 30% of DEX’s holdings will be sold by such Acquired Funds before the closing of the Reorganization in order to pay back each Acquired Fund’s outstanding leverage. Based on the DDF and DEX holdings as of May 31, 2022, the Combined Fund expects to sell approximately 65% and 68% of each Acquired Fund's portfolio, respectively, following the closing of the Reorganiztions. The resulting proceeds of sales made by the Combined Fund after the Reorganization will be invested in accordance with the Combined Fund’s principal investment strategies (which are those of the Acquiring Fund). A schedule of investments of each of DEX and DDF as of May 31, 2022 is included below and is annotated to reflect the anticipated sale of a portion of each Acquired Fund’s portfolio holdings in connection with the Reorganizations. Notwithstanding the foregoing, changes may be made to each Acquired Fund’s portfolio in advance of the Reorganization and/or to the Fund’s portfolio following the Reorganizations.

There are differences in the valuation and accounting policies of the Acquired Fund as compared to those of the Fund.

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For purposes of determining an Acquired Fund’s net asset value, corporate, sovereign, and convertible fixed income securities are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Acquiring Fund values such securities at the bid price provided by third-party pricing vendors. If a Reorganization is approved by shareholders, and assuming that each Acquired Fund’s holdings at the closing of the Reorganizations are the same as on July 22, 2022, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the Reorganizations are consummated. For example, assuming the transfer of the Acquired Funds’ portfolio holdings to the Acquiring Fund, if the Acquiring Fund’s valuation procedures were used to value the Acquired Funds’ combined corporate, sovereign, and convertible fixed income security holdings as of July 22, 2022 the value of the Combined Fund’s shares is estimated to be reduced by approximately 0.12%.

In addition, for purposes of determining a Fund’s net asset value, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund’s valuation time are valued by applying valuation factors to the last quoted sale price. The Acquired Funds and the Fund differ with respect to the circumstances in which such valuation factors are applied. The impact of this difference on the value of a DEX shareholder’s investment immediately after the DEX Reorganization is consummated is uncertain and could be positive or negative depending on market conditions and could be material. It is expected that this difference will not impact the value of a DDF shareholder’s investment immediately after the DDF Reorganization is consummated since DDF, at this time, does not hold foreign equity securities that close prior to the Fund’s valuation time.

Legal counsel

Counsel to the Fund is Dechert LLP.

Additional information

The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. The Fund will provide without charge to each person, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this SAI or the Prospectus. Information contained on the Fund’s website at http:/www.abrdnacp.com or the Acquired Funds’ website at delawarefunds.com/closed-end is not incorporated by reference into this SAI or the Proxy Statement/Prospectus and should not be considered to be part of this SAI or the Proxy Statement/Prospectus.

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Appendix A—Description of securities ratings

S&P GLOBAL RATINGS DEBT RATINGS

A.	Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise we impute; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P Global Ratings. AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

A-1

CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR - Indicates that a rating has not been assigned or is no longer assigned.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.	Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer

NR - Indicates that a rating has not been assigned or is no longer assigned

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B.	Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa —Obligations rated Aa are judged to be of high quality and are subject to very low credit risk

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

* Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets. AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC - Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

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GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — Default is a real possibility.

RD — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix B—Proxy voting guidelines

abrdn U.S. Registered Advisers
Summary of Proxy Voting Guidelines
Effective as of March 2022

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the abrdn Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the abrdn Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the abrdn Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the abrdn Advisers voted proxies. In addition, Rule 204-2 requires the abrdn Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the abrdn Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The abrdn Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The abrdn Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the abrdn Advisers’ investment teams, and are based on their knowledge of the company and discussions with management – abrdn Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. However, voting decisions for exchange traded funds are made strictly in accordance with ISS’s proxy voting guidelines which are reviewed and approved on an annual basis.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, abrdn Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, abrdn Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by abrdn invests in other funds managed by abrdn.

For cases involving potential conflicts of interest, abrdn Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of abrdn Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters tailored to abrdn’s assessment and approach, but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such a decisions which will be made publicly available in our voting disclosures. In instances where we become aware of an issuer filing or intending to file additional soliciting materials after abrdn has received ISS’ voting recommendation but before the proxy voting submission deadline, and the information is received sufficiently in advance of the submission deadline, abrdn will assess whether the new information is considered material to the voting decision, and whether a change in vote is warranted. This will also apply to automated pre-populated votes.

In order to make proxy voting decisions, an abrdn analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be final voting decision instructed through ISS applied to all funds for which abrdn have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

B-1

There may be certain circumstances where abrdn may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that abrdn will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the abrdn custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent abrdn from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

●	where a portfolio manager owns the holding in a personal account

●	An investee company that is also a segregated client

●	An investee company where an executive director or officer of our company is also a director of that company

●	An investee company where an employee of abrdn is a director of that company

●	A significant distributor of our products

●	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

This policy has been developed by the abrdn corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group. abrdn’s Stewardship Policy is published on our website.

To the extent that an abrdn Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the abrdn Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the abrdn Advisers’ clients. Clients that have not granted abrdn voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each abrdn Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its abrdn Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the abrdn Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, abrdn will vote the Plan assets in accordance with abrdn’s Proxy Voting Policy and in line with DOL guidance.

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ABRDN’S LISTED COMPANY STEWARDSHIP GUIDELINES

Dated October 2019

In our view, good governance and stewardship are vital to safeguard the way in which a company is managed and to ensure that it operates responsibly in relation to its customers employees, shareholders, and the wider community. We also believe that markets and companies which adopt best practices in corporate governance and risk management – including the management of environment and social risks – are more likely to deliver sustainable, long-term investment performance.

Our expectations

Our listed company stewardship guidelines over the following pages provide a framework for investment analysis, engagement and proxy voting for companies worldwide. As global investors, we are particularly aware that the structures and frameworks for governance vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company’s individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the guidelines set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.

We have a clear perception of what constitutes best practice globally – as set out in this document – but we will reflect our close understanding of individual companies in our approach to applying these standards.

Our approach to stewardship

As defined in our Stewardship Principles we seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long-term outcomes for our clients and we will actively take steps as stewards and owners to protect and enhance the value of our clients’ assets.

Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company’s specific approach to governance, how value is created through business success and how investors’ interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, dynamically involved in dialogue with management and non-executive directors, fully understanding the material risks and opportunities – including those relating to environmental and social factors and helping to shape the future success of the business.

We will:

●	take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest

●	seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest

●	seek to exercise shareholder rights on behalf of our clients and engage with companies on their behalf in a manner consistent with their long-term best interests

●	seek to influence the development of high standards of corporate governance and corporate responsibility in relation to environmental and social factors

●	communicate our Listed Company Stewardship Principles to clients, companies and other interested parties

●	be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements

●	be transparent in reporting our engagement and voting activities.

abrdn is committed to exercising responsible ownership with a conviction that companies adopting improving practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf. Our fund managers and analysts regularly meet with the management and non-executive directors of companies in which we invest.

1.	Companies should be run to generate long-term sustainable business success

Shareholder returns are a reflection of underlying business performance, and should not be the sole objective of management and the board. We expect management and boards to focus on delivering underlying business performance and on exploiting the opportunities for value creation within their business. Success through this approach will be reflected over the long term in positive returns for shareholders.

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Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process: we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their managements can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.

2.	Companies should maintain and protect investor rights

The interests of minority shareholders must be protected. Any major, or majority, investor should not enjoy preferential treatment. The nature of relations – particularly any related party transactions – with parent or related companies, or other major investors, must be disclosed fully. The structure of ownership or control should minimise the potential for abuse of public shareholders.

Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have an opportunity to vote on significant corporate activity such as major transactions, and on substantial non pre-emptive share issuance. Where a transaction is with a related party, only independent shareholders should have a vote.

Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate such proposed developments.

Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the pre-existing strategy, and should be subject to shareholder approval.

Related party transactions must be agreed on arm’s length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

We encourage companies to have conservative rather than efficient balance sheets, consistent with their long-term success. Capital structures should be as simple as possible: multiple share classes should be avoided and one share should carry one vote. Companies with multiple share classes seeking to raise new capital should not expect our unconditional support.

Companies should not issue significant portions of shares unless offering these pro rata to existing shareholders.

Non pre-emptive share issuance should be kept to less than 5% a year, and should not be made to related parties without a clear explanation and a vote of independent shareholders.

There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

3.	Companies should communicate openly and clearly

A company’s board should present a fair, balanced and understandable assessment of the company’s position and prospects – financial and non-financial – and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosure (TCFD), the International Integrated Reporting Council (IIRC) and the Sustainability Accounting Standards Board (SASB).

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Directors and management should make themselves available for discussions with major shareholders. We expect to have appropriate dialogue with those individuals charged with overseeing the companies in which we invest, to share our perspectives and to gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. Directors who decline appropriate requests for meetings without a clear justification or are unavailable within an appropriate timescale cannot expect that we will unconditionally support their re-election.

Honest and open reporting, including sharing bad news early, engenders trust and longer-term investment. Any public disclosure by a company should be fair and balanced, accurately reflecting the operational performance of the business and making clear any material developments.

Updates on performance, where a development marks a material change from the expectations that a company has established with its investors, should not be delayed to the next regular reporting deadline. Instead, they should be made promptly, as soon as the company itself has an understanding of the situation.

Where we have confidence that this happens and will be done going forward, we will support the removal of quarterly reporting requirements. Relevant ad hoc disclosure in this way is more useful to long-term investors and builds trust much more effectively than relying on the regularity of quarterly reporting.

The introduction of global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses.

We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm abrdn supports the continued development of high quality global accounting standards.

An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings.

We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years. We will vote against the appointment of auditors that have tenure of more than 20 years. The audit fee needs to be sufficient to pay for an appropriately in-depth assurance process. We will generally oppose moves to make savings in this respect because the costs, in terms of damage to audit effectiveness and confidence in the company’s accounts, are much more substantial.

The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when the individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage an audit tender process and change of audit firm where an engagement has lasted for an extended period. The relationship with the auditor should be mediated through independent directors, most likely in the form of the audit committee or equivalent. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

Companies should be consistent in their public statements, and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate – and we expect a clear explanation of why such donations are an appropriate use of corporate funds.

4.	Companies should be led and overseen by effective and genuinely independent boards

Running businesses effectively for the long term requires collaboration and cooperation. No individual or small group should have unfettered powers. Nor should they have dominant influence over the way a business is run or over major decisions about its operations or future. This means we believe that there should be a division of roles at the top of the organisation, typically between a CEO and an independent chair. The roles of CEO and Chair are different. Put most simply, they amount to running the company and running the board respectively. The board is best able to hold the CEO accountable for business performance and the delivery of value where oversight and board leadership are independent. Where these roles are combined, we will consider the particular circumstances of the company and the scope of the lead independent director role before agreeing to support any such approach.

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Directors should feel that they are accountable to investors. Therefore they should regularly stand for re-election; the abrdn expectation is that this should be at a minimum frequency of every three years in order for that accountability to feel genuine. Lengthier board mandates – while not uncommon in some markets – risk divorcing directors from an appropriate sense of accountability, and so will not generally receive our support. For this reason of individual accountability to shareholders, we cannot support the election of directors who are not personally identified but are proposed as corporations. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

Effective decision-making needs a mix of skills around the boardroom table and debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board.

These include industry knowledge, experience from other sectors and relevant geographic knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Regular board appraisals will help the board ensure it has the necessary mix of skills, and quality of individuals, to address the developing challenges it faces. Individual directors also need sufficient time to carry out their role effectively: we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

It is our view that gender diversity on the board, in leadership positions and throughout the business, has positive impact on decision-making and overall performance of a company. We will take voting action at the general meetings of companies that do not demonstrate adequate consideration of the benefits of gender diversity.

Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group-think. Thoughtful and proactive succession planning is therefore needed to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspectives. Long-serving directors, particularly on boards that have not benefited from recent refreshment, are unlikely to enjoy our support.

Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) remuneration, audit and nomination processes. These committees should report openly on an annual basis about their activities and key decisions taken.

5.	Companies need to manage key opportunities and risks actively and effectively

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.

The effective management of risks extends to long-term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact’s four areas of focus in assessing how companies are performing in this area. Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.

Environmental responsibility

It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.

We expect that companies will:

●	comply with all environmental laws and regulations, or recognised international best practice as a minimum

●	identify, manage and reduce their environmental impacts

●	understand the impact of climate change along the company value chain

●	develop group-level climate policies and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.

B-6

Employee relations

Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company’s license to operate.

We expect companies to comply with all employment laws and regulations and adopt the International Labour Organization’s (ILO) convention as a minimum. In particular, companies will:

●	take affirmative steps to ensure that they uphold decent labour standards

●	adopt strong health and safety policies and programmes to implement such policies

●	adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies

●	adopt policies and programmes for investing in employee training and development

●	adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company’s purpose

●	ensure policies are in place for a company’s suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains

●	report regularly on its policy and implementation of managing human capital.

Human rights and international operations

Companies that operate in or source their goods from countries with a record of human rights abuse risk the safety of their staff and operations. In addition, companies may face reputational damage should they be associated with, or contribute to, the human rights abuses of such countries. We expect that companies, wherever they operate, will:

●	recognise international human rights standards, such as the UN Declaration of Human Rights

●	take affirmative steps to ensure that they have strong policies in place to respect human rights

●	introduce systems and processes to ensure company actions do not violate or infringe upon the human rights of its stakeholders, including employees, business partners and civil society

●	where appropriate, use the UN Guiding Principles on Business and Human Rights to help develop systems and mechanisms to manage human rights within business operations

●	be transparent and report on how human rights are managed and measured within business operations.

Business ethics

As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. At the same time, a company’s failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can affect its reputation and image. We expect companies to:

●	adopt best practice in relation to the impact on communities in which they operate

●	adopt stringent policies in relation to anti-bribery and corruption, to ensure high standards of business conduct are maintained

●	monitor, measure and regularly report on how these policies are implemented and managed

●	Boards should have active oversight of internal controls to safeguard the company’s assets. Companies should invest appropriately in internal audit teams and processes. Just as with the external audit, the head of internal audit should be in direct dialogue with the independent directors, most likely in the form of the audit committee or equivalent.

6.	Pay structures should be long term and aligned with the corporate strategy

We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies. The remuneration committee should comprise at least three independent non-executive directors with appropriate experience, knowledge of the business, independence and status. Remuneration committees should have a formal and transparent procedure for developing policies on executive remuneration and for determining the remuneration packages of individual directors. No executive director should be involved in setting their own remuneration.

B-7

Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes to expectations for those receiving the remuneration, as well as external stakeholders. The remuneration committee should clearly demonstrate regard for the company’s employees, for wider society and be cognisant of the company’s licence to operate when considering policy and the overall level of remuneration.

A company’s annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The remuneration committee should provide a clear description of the application of the policy and the outcomes achieved.

We expect details of any use of discretion to be disclosed by the remuneration committee. Its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances.

Directors’ service contracts should have notice periods which do not exceed 12 months unless there is special justification. We oppose the award of additional remuneration above contractual entitlements in the event of early termination or a change in control of the company.

A company should structure performance-related pay to incentivise and reward management in a manner that is aligned with the company’s sustainable performance and risk appetite over the long term.

The performance measures used to determine performance- related pay should be disclosed and should:

●	incentivise participants to achieve above-average performance through the use of challenging targets

●	seek to measure significant improvements in the underlying financial performance of the company.

In addition, we:

●	oppose provisions for early release of rewards unless the spirit of the performance condition has been, or is likely to be, achieved

●	oppose retesting of performance conditions when grants of conditional awards are being made on a regular basis

●	encourage vesting of awards three years or longer after the period of grant

●	where vesting periods are less than 5 years, an additional holding period should be included so that the combination of vesting and holding periods is not less than 5 years

●	encourage sliding-scale performance measures

●	encourage retention of vested shares over the long term

●	oppose the repricing of share incentives that have been conditionally awarded to directors.

We oppose the use of total shareholder return and other share price-based performance measures if they are not underpinned by a challenging measure of underlying financial performance.

Where not commercially sensitive, we expect the targets set for incentive awards to be disclosed.

We oppose ex-gratia and other payments and financial awards to directors and former directors that are not within the terms of the company’s stated remuneration policy, unless such payments have been the subject of prior approval by shareholders.

B-8

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

May 31, 2022 (Unaudited)

	Principal amount°	Value (US $)
Convertible Bonds — 11.84%~
Basic Industry — 0.22%
Ivanhoe Mines 144A 2.50% exercise price $7.43, maturity date 4/15/26 #(a)	189,000	$237,573
		237,573
Capital Goods — 0.27%
Kaman 3.25% exercise price $65.26, maturity date 5/1/24(a)	306,000	293,760
		293,760
Communications — 1.31%
Cable One 1.125% exercise price $2,275.83, maturity date 3/15/28(a)	476,000	405,552
DISH Network 3.375% exercise price $65.17, maturity date 8/15/26(a)	567,000	428,842
Liberty Broadband 144A 1.25% exercise price $900.01, maturity date 9/30/50 #(a)	406,000	384,757
Liberty Latin America 2.00% exercise price $20.65, maturity date 7/15/24(a)	203,000	182,171
		1,401,322
Consumer Cyclical — 0.76%
Cheesecake Factory 0.375% exercise price $77.83, maturity date 6/15/26(a)	587,000	479,097
Ford Motor 0.00% exercise price $17.31, maturity date 3/15/26 ^(a)	249,000	260,703
fuboTV 3.25% exercise price $57.78, maturity date 2/15/26(a)	256,000	79,360
		819,160
Consumer Non-Cyclical — 3.09%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24(a)	216,000	213,516
Chefs’ Warehouse 1.875% exercise price $44.20, maturity date 12/1/24(a)	507,000	554,507
Chegg 4.266% exercise price $107.55, maturity date 9/1/26 ^(a)	621,000	484,380
Coherus Biosciences 1.50% exercise price $19.26, maturity date 4/15/26(a)	344,000	241,491
Collegium Pharmaceutical 2.625% exercise price $29.19, maturity date 2/15/26(a)	288,000	243,936
Integra LifeSciences Holdings 0.50% exercise price $73.67, maturity date 8/15/25(a)	407,000	421,576
Ionis Pharmaceuticals 0.125% exercise price $83.28, maturity date 12/15/24(a)	322,000	283,521
Jazz Investments I 2.00% exercise price $155.81, maturity date 6/15/26(a)	164,000	191,200
Neurocrine Biosciences 2.25% exercise price $75.92, maturity date 5/15/24(a)	106,000	138,150
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24(a)	624,000	538,637
		3,310,914
Electric — 0.43%
NextEra Energy Partners 144A 0.357% exercise price $75.95, maturity date 11/15/25 #, ^(a)	143,000	146,289
NRG Energy 2.75% exercise price $44.15, maturity date 6/1/48(a)	262,000	316,496
		462,785

3

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)
Convertible Bonds~ (continued)
Energy — 0.42%
Helix Energy Solutions Group 6.75% exercise price $6.97, maturity date 2/15/26(a)	409,000	$445,728
		445,728
Financials — 0.81%
FTI Consulting 2.00% exercise price $101.38, maturity date 8/15/23	233,000	393,118
Repay Holdings 144A 2.575% exercise price $33.60, maturity date 2/1/26 #, ^(a)	609,000	475,020
		868,138
Industrials — 0.55%
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #(a)	175,000	529,171
Danimer Scientific 144A 3.25% exercise price $10.79, maturity date 12/15/26 #(a)	78,000	54,678
		583,849
Real Estate Investment Trusts — 0.42%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23(a)	333,000	335,997
Summit Hotel Properties 1.50% exercise price $11.99, maturity date 2/15/26(a)	124,000	116,684
		452,681
Technology — 2.72%
Block 0.125% exercise price $121.01, maturity date 3/1/25(a)	226,000	243,091
InterDigital 144A 3.50% exercise price $77.49, maturity date 6/1/27 #(a)	491,000	522,178
Microchip Technology 1.625% exercise price $46.43, maturity date 2/15/27(a)	171,000	353,970
ON Semiconductor 1.625% exercise price $20.72, maturity date 10/15/23(a)	172,000	505,878
Palo Alto Networks 0.75% exercise price $266.35, maturity date 7/1/23(a)	189,000	361,399
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22(a)	260,000	247,988
RingCentral 4.55% exercise price $360.43, maturity date 3/1/25 ^(a)	343,000	294,980
Vishay Intertechnology 2.25% exercise price $31.30, maturity date 6/15/25(a)	250,000	245,666
Wolfspeed 144A 0.25% exercise price $127.22, maturity date 2/15/28 #(a)	156,000	139,491
		2,914,641
Transportation — 0.84%
Seaspan 144A 3.75% exercise price $13.01, maturity date 12/15/25 #(a)	352,000	406,208
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26(a)	567,000	493,574
		899,782
Total Convertible Bonds
(cost $12,361,477)		12,690,333

Corporate Bonds — 39.06%~
Automotive — 1.17%
Allison Transmission 144A 5.875% 6/1/29 #(a)	580,000	582,448
Ford Motor Credit 3.375% 11/13/25(a)	495,000	474,507
Goodyear Tire & Rubber 5.25% 7/15/31(a)	220,000	200,607
		1,257,562
Banking — 1.36%
Banco Continental 144A 2.75% 12/10/25 #(a)	200,000	179,260

4

	Principal amount°		Value (US $)
Corporate Bonds~ (continued)
Banking (continued)
Banco Nacional de Panama 144A 2.50% 8/11/30 #(a)		200,000	$164,400
BBVA Bancomer 144A 5.125% 1/18/33 #, µ(a)		200,000	179,578
Development Bank of Kazakhstan 144A 10.95% 5/6/26 #(a)	KZT	100,000,000	183,752
NBK SPC 144A 1.625% 9/15/27 #, µ(a)		240,000	216,349
Popular 6.125% 9/14/23(a)		530,000	538,480
			1,461,819
Basic Industry — 3.51%
AngloGold Ashanti Holdings 3.75% 10/1/30(a)		200,000	173,540
Antofagasta 144A 5.625% 5/13/32 #(a)		200,000	204,450
Avient 144A 5.75% 5/15/25 #(a)		153,000	154,858
Boise Cascade 144A 4.875% 7/1/30 #(a)		13,000	12,086
Chemours 144A 5.75% 11/15/28 #(a)		285,000	281,704
Corp Nacional del Cobre de Chile 144A 3.15% 1/14/30 #(a)		250,000	227,199
First Quantum Minerals 144A 7.50% 4/1/25 #(a)		345,000	348,301
Freeport-McMoRan 5.45% 3/15/43(a)		325,000	320,105
INEOS Quattro Finance 2 144A 3.375% 1/15/26 #(a)		400,000	370,974
Koppers 144A 6.00% 2/15/25 #(a)		394,000	380,953
New Gold 144A 7.50% 7/15/27 #(a)		275,000	257,987
Novelis 144A 4.75% 1/30/30 #(a)		280,000	266,055
OCP 144A 3.75% 6/23/31 #(a)		200,000	166,546
Olin
5.00% 2/1/30(a)		310,000	302,797
5.125% 9/15/27(a)		293,000	293,634
			3,761,189
Capital Goods — 2.20%
Ardagh Packaging Finance 144A 5.25% 8/15/27 #(a)		330,000	276,142
Cemex 144A 5.20% 9/17/30 #(a)		200,000	188,120
Intertape Polymer Group 144A 4.375% 6/15/29 #(a)		320,000	329,800
Madison IAQ 144A 5.875% 6/30/29 #(a)		240,000	188,208
Sealed Air 144A 5.00% 4/15/29 #(a)		215,000	213,818
Terex 144A 5.00% 5/15/29 #(a)		330,000	307,907
TK Elevator US Newco 144A 5.25% 7/15/27 #(a)		465,000	454,012
TransDigm 144A 6.25% 3/15/26 #(a)		233,000	237,306
UltraTech Cement 144A 2.80% 2/16/31 #(a)		200,000	164,346
			2,359,659
Communications — 2.35%
Altice France 144A 5.50% 10/15/29 #(a)		420,000	365,131
Altice France Holding 144A 6.00% 2/15/28 #(a)		255,000	213,500
Consolidated Communications
144A 5.00% 10/1/28 #(a)		135,000	118,421
144A 6.50% 10/1/28 #(a)		205,000	178,272
Digicel International Finance 144A 8.75% 5/25/24 #(a)		200,000	190,637
Frontier Communications Holdings
144A 5.875% 10/15/27 #(a)		295,000	289,445
144A 6.75% 5/1/29 #(a)		240,000	211,935
Millicom International Cellular 144A 4.50% 4/27/31 #(a)		200,000	173,033
Ooredoo International Finance 144A 5.00% 10/19/25 #(a)		200,000	207,635
Sprint Capital 6.875% 11/15/28		20,000	22,650
T-Mobile USA
2.625% 4/15/26(a)		155,000	146,533
3.375% 4/15/29(a)		155,000	143,829
3.50% 4/15/31(a)		111,000	101,496
VTR Comunicaciones 144A 4.375% 4/15/29 #(a)		200,000	153,515
			2,516,032

5

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)
Corporate Bonds~ (continued)
Consumer Cyclical — 3.67%
Boyd Gaming 4.75% 12/1/27(a)	306,000	$297,974
Caesars Entertainment 144A 6.25% 7/1/25 #(a)	535,000	542,608
Carnival
144A 5.75% 3/1/27 #(a)	550,000	488,934
144A 7.625% 3/1/26 #(a)	400,000	375,776
Hilton Domestic Operating 144A 4.00% 5/1/31 #(a)	220,000	202,004
Hilton Worldwide Finance 4.875% 4/1/27(a)	355,000	357,698
Hutama Karya Persero 144A 3.75% 5/11/30 #(a)	400,000	379,942
Royal Caribbean Cruises 144A 5.50% 4/1/28 #(a)	639,000	540,405
Scientific Games International 144A 7.25% 11/15/29 #(a)	190,000	189,126
Six Flags Entertainment 144A 4.875% 7/31/24 #(a)	170,000	167,270
Wyndham Hotels & Resorts 144A 4.375% 8/15/28 #(a)	413,000	390,774
		3,932,511
Consumer Non-Cyclical — 1.08%
Central American Bottling 144A 5.25% 4/27/29 #(a)	200,000	191,178
JBS USA LUX
144A 6.50% 4/15/29 #(a)	295,000	299,782
144A 6.75% 2/15/28 #(a)	35,000	36,169
Pilgrim’s Pride 144A 4.25% 4/15/31 #(a)	215,000	199,480
Post Holdings
144A 5.625% 1/15/28 #(a)	325,000	322,563
144A 5.75% 3/1/27 #(a)	100,000	102,149
		1,151,321
Electric — 0.16%
Azure Power Energy 144A 3.575% 8/19/26 #(a)	192,740	173,466
		173,466
Energy — 5.77%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #(a)	260,000	249,426
144A 7.00% 11/1/26 #(a)	125,000	125,484
Callon Petroleum 144A 8.00% 8/1/28 #(a)	280,000	288,971
CNX Midstream Partners 144A 4.75% 4/15/30 #(a)	120,000	107,229
CNX Resources
144A 6.00% 1/15/29 #(a)	285,000	283,718
144A 7.25% 3/14/27 #(a)	135,000	141,453
Crestwood Midstream Partners 144A 6.00% 2/1/29 #(a)	303,000	286,494
EQM Midstream Partners 144A 4.75% 1/15/31 #(a)	425,000	369,508
Galaxy Pipeline Assets Bidco 144A 2.16% 3/31/34 #(a)	235,411	206,780
Genesis Energy
7.75% 2/1/28(a)	400,000	386,120
8.00% 1/15/27(a)	295,000	291,488
Geopark 144A 5.50% 1/17/27 #(a)	200,000	181,000
Hilcorp Energy I
144A 6.00% 4/15/30 #(a)	240,000	233,840
144A 6.25% 4/15/32 #(a)	50,000	48,834
Murphy Oil 6.375% 7/15/28(a)	485,000	498,580
NuStar Logistics
5.625% 4/28/27(a)	327,000	328,710
6.00% 6/1/26(a)	69,000	69,730
Occidental Petroleum
6.45% 9/15/36(a)	125,000	140,000
6.60% 3/15/46(a)	340,000	384,642
6.625% 9/1/30(a)	170,000	190,791
PDC Energy 5.75% 5/15/26(a)	328,000	329,786
Qatar Energy 144A 2.25% 7/12/31 #(a)	200,000	177,804
Southwestern Energy
5.375% 2/1/29(a)	35,000	35,291
5.375% 3/15/30(a)	155,000	157,120
7.75% 10/1/27(a)	180,000	190,260
Tengizchevroil Finance Co. International 144A(a) 2.625% 8/15/25 #(a)	400,000	353,200
Weatherford International 144A 8.625% 4/30/30 #(a)	135,000	129,303
		6,185,562
Financials — 1.69%
Ally Financial 8.00% 11/1/31(a)	205,000	240,997
Bank of Georgia JSC 144A 6.00% 7/26/23 #(a)	200,000	200,684
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #(a)	320,000	276,277

6

	Principal amount°	Value (US $)
Corporate Bonds~ (continued)
Financials (continued)
Corp Inmobiliaria Vesta 144A 3.625% 5/13/31 #(a)	200,000	$166,420
Hightower Holding 144A 6.75% 4/15/29 #(a)	180,000	152,213
Midcap Financial Issuer Trust 144A 6.50% 5/1/28 #(a)	405,000	345,841
MSCI 144A 3.625% 11/1/31 #(a)	265,000	240,428
XP 144A 3.25% 7/1/26 #(a)	200,000	182,374
		1,805,234
Healthcare — 2.95%
Bausch Health 144A 6.25% 2/15/29 #(a)	510,000	317,855
Centene 4.625% 12/15/29(a)	205,000	202,331
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #(a)	210,000	190,113
Community Health Systems 144A 4.75% 2/15/31 #(a)	180,000	145,546
DaVita 144A 4.625% 6/1/30 #(a)	245,000	213,326
Encompass Health 5.75% 9/15/25(a)	361,000	365,455
HCA
5.875% 2/15/26(a)	136,000	142,971
7.58% 9/15/25(a)	159,000	172,872
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #(a)	220,000	199,417
Ortho-Clinical Diagnostics 144A 7.25% 2/1/28 #(a)	138,000	146,300
Service Corp International 4.00% 5/15/31(a)	515,000	479,594
Tenet Healthcare
144A 4.25% 6/1/29 #(a)	295,000	277,565
144A 6.125% 10/1/28 #(a)	310,000	303,149
		3,156,494
Insurance — 1.22%
HUB International 144A 5.625% 12/1/29 #(a)	305,000	284,975
NFP 144A 6.875% 8/15/28 #(a)	240,000	209,625
Sagicor Financial 144A 5.30% 5/13/28 #(a)	200,000	192,231
USI 144A 6.875% 5/1/25 #(a)	632,000	622,831
		1,309,662
Media — 3.87%
AMC Networks 4.25% 2/15/29(a)	655,000	600,337
CCO Holdings
144A 4.50% 8/15/30 #(a)	310,000	280,375
4.50% 5/1/32(a)	70,000	61,681
144A 5.125% 5/1/27 #(a)	205,000	202,328
144A 5.375% 6/1/29 #(a)	235,000	228,584
CSC Holdings
144A 3.375% 2/15/31 #(a)	480,000	390,118
144A 5.00% 11/15/31 #(a)	325,000	256,847
Cumulus Media New Holdings 144A 6.75% 7/1/26 #(a)	190,000	185,112
Directv Financing 144A 5.875% 8/15/27 #(a)	225,000	212,564
Gray Television 144A 4.75% 10/15/30 #(a)	610,000	537,084
Nielsen Finance
144A 4.50% 7/15/29 #(a)	75,000	71,039
144A 4.75% 7/15/31 #(a)	250,000	239,959
Sirius XM Radio 144A 4.00% 7/15/28 #(a)	490,000	455,124
Terrier Media Buyer 144A 8.875% 12/15/27 #(a)	265,000	240,953
VZ Secured Financing 144A 5.00% 1/15/32 #(a)	200,000	181,294
		4,143,399
Natural Gas — 0.37%
ENN Energy Holdings 144A 4.625% 5/17/27 #(a)	200,000	204,538
Infraestructura Energetica Nova 144A 3.75% 1/14/28 #(a)	200,000	186,415
		390,953
Real Estate — 0.21%
VICI Properties
144A 3.875% 2/15/29 #(a)	35,000	31,509
144A 5.75% 2/1/27 #(a)	195,000	194,832
		226,341
Retail — 1.73%
Asbury Automotive Group
144A 4.625% 11/15/29 #(a)	285,000	263,540
4.75% 3/1/30(a)	135,000	122,810
Bath & Body Works
6.875% 11/1/35(a)	300,000	272,453
6.95% 3/1/33(a)	199,000	175,427
CP Atlas Buyer 144A 7.00% 12/1/28 #(a)	115,000	94,512
Levi Strauss & Co. 144A 3.50% 3/1/31 #(a)	262,000	230,577

7

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°		Value (US $)
Corporate Bonds~ (continued)
Retail (continued)
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #(a)		210,000	$172,559
Murphy Oil USA 144A 3.75% 2/15/31 #(a)		270,000	245,574
PetSmart 144A 7.75% 2/15/29 #(a)		290,000	273,387
			1,850,839
Services — 1.97%
Aramark Services 144A 5.00% 2/1/28 #(a)		435,000	424,243
GFL Environmental 144A 3.75% 8/1/25 #(a)		105,000	102,257
Iron Mountain 144A 4.50% 2/15/31 #(a)		565,000	507,617
NESCO Holdings II 144A 5.50% 4/15/29 #(a)		205,000	185,365
Prime Security Services Borrower 144A 5.75% 4/15/26 #(a)		405,000	401,049
United Rentals North America 3.875% 2/15/31(a)		270,000	245,597
Univar Solutions USA 144A 5.125% 12/1/27 #(a)		250,000	245,214
			2,111,342
Technology & Electronics — 0.44%
Go Daddy Operating 144A 3.50% 3/1/29 #(a)		290,000	268,170
SS&C Technologies 144A 5.50% 9/30/27 #(a)		205,000	205,409
			473,579
Transportation — 1.78%
Delta Air Lines 7.375% 1/15/26(a)		382,000	411,116
Laredo Petroleum 144A 7.75% 7/31/29 #(a)		195,000	192,432
Mileage Plus Holdings 144A 6.50% 6/20/27 #(a)		270,000	274,406
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #, ^(a)		193,333	124,011
Seaspan 144A 5.50% 8/1/29 #(a)		320,000	286,803
United Airlines
144A 4.375% 4/15/26 #(a)		100,000	96,656
144A 4.625% 4/15/29 #(a)		125,000	117,438
VistaJet Malta Finance 144A 6.375% 2/1/30 #(a)		470,000	400,299
			1,903,161
Utilities — 1.56%
Calpine
144A 5.00% 2/1/31 #(a)		520,000	464,423
144A 5.25% 6/1/26 #(a)		65,000	63,522
Clean Renewable Power Mauritius 144A 4.25% 3/25/27 #(a)		196,000	175,457
Consorcio Transmantaro 144A 5.20% 4/11/38 #(a)		200,000	187,936
PG&E 5.25% 7/1/30(a)		165,000	152,521
Sociedad de Transmision Austral 144A 4.00% 1/27/32 #(a)		200,000	178,781
Vistra
144A 7.00% 12/15/26 #, µ, ψ(a)		290,000	278,613
144A 8.00% 10/15/26 #, µ, ψ(a)		170,000	169,027
			1,670,280
Total Corporate Bonds
(cost $44,881,345)			41,840,405

Sovereign Bonds — 6.28%Ä
Albania — 0.15%
Albania Government International Bond 3.50% 11/23/31(a)	EUR	191,000	163,801
			163,801
Angola — 0.17%
Angolan Government International Bond 9.375% 5/8/48(a)		200,000	179,606
			179,606
Armenia — 0.14%
Republic of Armenia International Bond 144A 3.60% 2/2/31 #(a)		200,000	146,768
			146,768
Brazil — 0.18%
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/27(a)	BRL	1,000,000	193,792
			193,792
Chile — 0.10%
Bonos de la Tesoreria de la Republica en pesos 144A 2.80% 10/1/33 #(a)	CLP	85,000,000	73,881
5.00% 3/1/35(a)	CLP	35,000,000	37,921
			111,802

8

	Principal amount°		Value (US $)
Sovereign Bonds Ä (continued)
Colombia — 0.43%
Colombia Government International Bonds 4.125% 2/22/42(a)		217,000	$158,742
5.20% 5/15/49(a)		200,000	158,634
Columbian Government Bond 7.00% 6/30/32(a)	COP	703,600,000	145,486
			462,862
Dominican Republic — 0.62%
Dominican Republic International Bonds
144A 4.875% 9/23/32 #(a)		550,000	475,114
144A 5.50% 2/22/29 #(a)		200,000	189,739
			664,853
Honduras — 0.24%
Honduras Government International Bond 144A 5.625% 6/24/30 #(a)		350,000	251,208
			251,208
Indonesia — 0.13%
Indonesia Treasury Bond 6.125% 5/15/28(a)	IDR	2,154,000,000	144,070
			144,070
Ivory Coast — 0.59%
Ivory Coast Government International Bonds
144A 6.125% 6/15/33 #(a)		600,000	538,842
144A 6.875% 10/17/40 #(a)	EUR	100,000	88,699
			627,541
Morocco — 0.48%
Morocco Government International Bond 144A 2.375% 12/15/27 #(a)		600,000	515,976
			515,976
North Macedonia — 0.16%
North Macedonia Government International Bond 144A 1.625% 3/10/28 #(a)	EUR	200,000	174,204
			174,204
Pakistan — 0.11%
Pakistan Water & Power Development Authority 7.50% 6/4/31(a)		200,000	115,826
			115,826
Panama — 0.23%
Panama Bonos del Tesoro 3.362% 6/30/31(a)		200,000	178,900
Panama Government International Bond 144A 3.75% 4/17/26 #(a)		67,000	66,263
			245,163
Paraguay — 0.68%
Paraguay Government International Bonds
144A 2.739% 1/29/33 #		200,000	160,865
144A 4.95% 4/28/31 #		400,000	390,778
5.60% 3/13/48(a)		200,000	175,075
			726,718
Peru — 0.38%
Peruvian Government International Bond 2.392% 1/23/26(a)		433,000	410,141
			410,141
Senegal — 0.25%
Senegal Government International Bond 144A 6.25% 5/23/33 #(a)		300,000	263,700
			263,700
South Africa — 0.48%
Republic of South Africa Government International Bonds
4.85% 9/30/29(a)		200,000	186,402
5.65% 9/27/47(a)		400,000	324,488
			510,890
Uruguay — 0.17%
Uruguay Government International Bond 9.875% 6/20/22(a)	UYU	7,307,000	183,091
			183,091
Uzbekistan — 0.59%
Republic of Uzbekistan International Bonds
144A 3.90% 10/19/31 #(a)		200,000	158,910
144A 5.375% 2/20/29 #(a)		500,000	473,885
			632,795
Total Sovereign Bonds
(cost $7,920,166)			6,724,807

Supranational Banks — 0.74%
Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #(a)		400,000	368,756

9

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

		Principal amount°	Value (US $)
Supranational Banks (continued)
Central American Bank For Economic Integration 144A 2.00% 5/6/25 #(a)		200,000	$189,990
European Investment Bank 5.50% 1/23/23(a)	MXN	4,734,000	233,086
Total Supranational Banks
(cost $846,686)			791,832

	Number of shares
Common Stocks — 66.43%~
Communication Services — 5.73%
Alphabet Class A †(b)	38	86,459
Alphabet Class C †(b)	37	84,389
America Movil ADR Class L(a)	3,932	83,909
AT&T(a)	18,865	401,636
Baidu ADR †(a)	1,103	154,806
Comcast Class A(a)	3,200	141,696
Grupo Televisa ADR(a)	9,346	95,423
Interpublic Group(a)	537	17,308
KDDI(a)	44,000	1,533,258
LG Uplus(a)	5,829	65,254
Meta Platforms Class A †(a)	134	25,948
NAVER(a)	346	80,543
Orange(a)	80,430	1,005,754
Publicis Groupe(a)	15,000	819,333
SK Telecom(a)	6,936	320,114
Telefonica Brasil ADR(a)	4,970	53,378
Tencent Holdings(a)	12,000	554,185
TIM ADR(a)	3,015	44,984
Turkcell Iletisim Hizmetleri(a)	12,891	15,199
Verizon Communications(a)	9,946	510,130
VK GDR =, †(a)	1,295	895
Warner Bros Discovery †(a)	1,066	19,668
Weibo ADR †(a)	922	20,284
Yandex Class A †(a)	1,288	1,515
		6,136,068
Consumer Discretionary — 9.37%
adidas AG(a)	8,890	1,760,460
Alibaba Group Holding †(a)	3,600	44,156
Alibaba Group Holding ADR †(a)	2,912	279,698
Amazon.com †(a)	59	141,847
Americanas(a)	15,101	64,055
ANTA Sports Products(a)	12,200	139,145
Arcos Dorados Holdings Class A(a)	4,348	34,001
Astra International(a)	308,300	155,408
Bath & Body Works(a)	2,473	101,442
Best Buy(a)	1,301	106,760
Buckle(a)	1,179	38,742
eBay(a)	1,004	48,865
Ethan Allen Interiors(a)	2,006	46,660
Genuine Parts(b)	1,700	232,441
H & M Hennes & Mauritz Class B(a)	66,030	910,199
Home Depot(a)	1,389	420,520
JD.com ADR(a)	5,540	310,905
JD.com Class A(a)	571	16,445
LG Electronics(a)	616	52,279
Lowe’s(b)	819	159,951
NIKE Class B(a)	893	106,133
PulteGroup(a)	3,200	144,832
Ross Stores(a)	1,227	104,320
Sodexo(a)	23,060	1,719,061
Sturm Ruger & Co. (a)	134	9,097
Swatch Group(a)	7,880	2,024,220
Tesla †(a)	64	48,529
TJX(b)	6,289	399,792
Tractor Supply(a)	686	128,529
Trip.com Group ADR †(a)	1,739	38,362
Ulta Beauty †(a)	199	84,197
Yum China Holdings(a)	3,550	162,951
		10,034,002
Consumer Staples — 13.37%
Altria Group(a)	3,241	175,306
Archer-Daniels-Midland(a)	1,600	145,312
Asahi Group Holdings(a)	12,600	424,780
BRF ADR †(a)	10,989	35,385
Coca-Cola Femsa ADR(a)	1,476	88,043
Conagra Brands(a)	7,500	246,675
Danone(b)	27,750	1,630,462
Diageo(a)	50,560	2,341,367
Essity Class B(a)	63,260	1,659,563
Fomento Economico Mexicano ADR(a)	639	47,823
General Mills(a)	2,500	174,625
Hengan International Group(a)	7,500	37,227
Kao(a)	37,600	1,517,611
Koninklijke Ahold Delhaize(a)	58,100	1,603,304
Nestle(b)	22,200	2,707,881
Philip Morris International(a)	1,807	191,994
Procter & Gamble(a)	900	133,092
Seven & i Holdings(a)	23,700	995,976
Tingyi Cayman Islands Holding(a)	22,000	38,969
Tsingtao Brewery Class H(a)	10,000	86,400
Uni-President China Holdings(a)	49,000	39,589
		14,321,384
Energy — 2.73%
Chevron(a)	635	110,909

10

	Number of shares	Value (US $)
Common Stocks~ (continued)
Energy (continued)
China Petroleum & Chemical Class H(a)	122,000	$58,923
ConocoPhillips(a)	3,591	403,485
Devon Energy(a)	1,273	95,348
EOG Resources(a)	369	50,538
Exxon Mobil(a)	3,456	331,776
Gazprom PJSC ADR =(a)	22,925	10,767
Kinder Morgan(a)	7,733	152,263
LUKOIL PJSC ADR =(a)	916	599
Marathon Petroleum(a)	1,590	161,846
Petroleo Brasileiro ADR(a)	7,879	109,360
Reliance Industries GDR 144A #(a)	13,560	911,232
Rosneft Oil PJSC GDR =(a)	24,551	11,979
TotalEnergies ADR(b)	2,500	147,000
Viper Energy Partners(a)	1,846	61,952
Williams(a)	8,232	305,078
		2,923,055
Financials — 3.58%
Akbank TAS(a)	36,846	18,779
Allstate(a)	1,000	136,690
American Financial Group(a)	989	139,746
American International Group(a)	4,500	264,060
Ameriprise Financial(a)	390	107,745
Banco Bradesco ADR(a)	14,732	62,611
Banco Santander Brasil ADR(a)	5,102	36,275
Bangkok Bank(a)	14,400	55,126
Bank Central Asia(a)	435,700	231,580
BlackRock(a)	196	131,140
Blackstone(b)	1,118	131,689
Diamond Hill Investment Group(a)	142	26,574
Discover Financial Services(a)	1,715	194,635
Fidelity National Financial(a)	517	21,869
Grupo Financiero Banorte Class O(a)	8,076	52,210
ICICI Bank ADR(a)	11,547	222,280
Invesco(a)	4,949	95,714
Itau Unibanco Holding ADR(a)	15,411	84,452
MetLife(a)	5,691	383,516
Moelis & Co. Class A(a)	1,042	48,891
New Residential Investment(a)	4,215	47,629
OneMain Holdings(a)	1,814	79,925
Ping An Insurance Group Co. of China Class H(a)	16,000	102,559
Principal Financial Group(a)	2,105	153,518
Prudential Financial(a)	1,429	151,831
S&P Global(a)	162	56,616
Samsung Life Insurance(a)	947	52,126
Sberbank of Russia PJSC ADR =(a)	6,857	282
Synchrony Financial(a)	3,071	113,750
Truist Financial(a)	6,800	338,232
US Bancorp(a)	5,400	286,578
XP Class A †(a)	355	8,027
		3,836,655
Healthcare — 10.52%
AbbVie(b)	3,089	455,226
AmerisourceBergen(a)	1,244	192,559
Amgen(a)	790	202,825
BeiGene ADR †(a)	158	21,681
Bristol-Myers Squibb(b)	2,631	198,509
Cardinal Health(a)	3,600	202,752
Cigna(a)	500	134,145
CVS Health(b)	1,400	135,450
Fresenius Medical Care AG & Co.(a)	28,960	1,760,938
Gilead Sciences(a)	1,705	110,569
Johnson & Johnson(a)	2,680	481,140
Merck & Co.(a)	5,202	478,740
Molina Healthcare †(a)	298	86,486
Novo Nordisk Class B(a)	19,080	2,113,713
Pfizer(a)	7,118	377,539
Roche Holding(b)	4,770	1,623,153
Smith & Nephew(a)	152,250	2,480,623
UnitedHealth Group(b)	130	64,581
Viatris(a)	11,886	145,841
		11,266,470
Industrials — 5.07%
Caterpillar(a)	1,100	237,435
Honeywell International(a)	1,400	271,068
Intertek Group(a)	18,960	1,107,371
Knorr-Bremse(a)	11,910	812,932
Lockheed Martin(a)	709	312,038
Makita(a)	34,500	944,137
Raytheon Technologies(a)	2,500	237,800
Securitas Class B(a)	141,780	1,512,028
		5,434,809
Information Technology — 11.92%
Adobe †(a)	149	62,056
Advanced Micro Devices †(a)	640	65,190
Amadeus IT Group †(a)	42,660	2,648,936
Apple(a)	5,195	773,224
Applied Materials(a)	583	68,380
Broadcom(b)	850	493,111
Cisco Systems(b)	9,099	409,910
Dropbox Class A †(a)	2,584	53,851
Enphase Energy †(a)	38	7,075
Fidelity National Information Services(b)	2,800	292,600

11

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Number of shares	Value (US $)
Common Stocks~ (continued)
Information Technology (continued)
Getnet Adquirencia e Servicos para Meios de Pagamento ADR(a)	637	$1,191
Hon Hai Precision Industry(a)	51,000	198,553
HP(a)	4,289	166,585
Intel(a)	4,100	182,122
International Business Machines(a)	2,386	331,272
KLA(a)	353	128,792
Kyndryl Holdings †(a)	57	703
Lam Research(a)	248	128,967
MediaTek(a)	17,000	530,060
Microsoft(a)	2,419	657,654
Monolithic Power Systems(a)	283	127,460
NetApp(a)	1,713	123,250
NVIDIA(a)	595	111,098
Oracle(a)	2,300	165,416
Paychex(a)	1,222	151,320
QUALCOMM(a)	1,059	151,670
Samsung Electronics(a)	16,308	888,425
SAP(a)	15,870	1,580,885
SK Hynix(a)	8,762	764,869
SK Square †(a)	7,074	270,450
Sohu.com ADR †(a)	2,260	32,657
Taiwan Semiconductor Manufacturing(a)	56,000	1,080,448
Western Union(a)	6,420	116,459
		12,764,639
Materials — 3.18%
Air Liquide(a)	13,970	2,442,192
BHP Group ADR(a)	745	52,642
Cemex ADR †(a)	6,204	28,973
CF Industries Holdings(a)	745	73,584
Cia de Minas Buenaventura ADR(a)	4,888	41,743
Dow(a)	1,485	100,950
DuPont de Nemours(a)	3,500	237,475
Grupo Mexico Class B(a)	18,589	91,781
Nucor(a)	228	30,201
Rio Tinto ADR(a)	506	37,160
Sociedad Quimica y Minera de Chile ADR(a)	1,583	168,067
Vale ADR(b)	5,481	98,932
		3,403,700
Media — 0.00%
Century Communications =, †(a)	125,000	0
		0
Real Estate — 0.36%
Equity Residential(a)	3,500	268,905
Iron Mountain(a)	934	50,342
VICI Properties(a)	2,368	73,053
		392,300
Utilities — 0.60%
Edison International(a)	4,200	293,622
Entergy(a)	1,600	192,512
Kunlun Energy(a)	52,000	44,796
NRG Energy(a)	352	16,206
Vistra(a)	3,755	99,019
		646,155
Total Common Stocks
(cost $73,620,228)		71,159,237

Convertible Preferred Stock — 2.37%
2020 Mandatory Exchangeable Trust 144A 6.50% exercise price $47.09, maturity date 5/16/23 #(a)	223	142,227
Algonquin Power & Utilities 7.75% exercise price $18.00, maturity date 6/15/24(a)	4,686	216,072
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37(a)	3,664	185,728
Bank of America 7.25% exercise price $50.00 ω(a)	268	337,621
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28(a)	8,410	413,856
Elanco Animal Health 5.00% exercise price $38.40, maturity date 2/1/23(a)	6,166	234,308
Lyondellbasell Advanced Polymers 6.00% exercise price $52.33 ω(a)	361	285,190
RBC Bearings 5.00% exercise price $226.60, maturity date 10/15/24(a)	3,166	308,685
UGI 7.25% exercise price $52.57, maturity date 6/1/24(a)	4,100	412,255
Total Convertible Preferred Stock
(cost $2,795,710)		2,535,942

Exchange-Traded Funds — 0.92%
iShares MSCI EAFE ETF(a)	1,220	85,412

12

	Number of shares	Value (US $)
Exchange-Traded Funds (continued)
iShares Trust iShares ESG Aware MSCI EAFE ETF(a)	9,280	$650,714
Vanguard FTSE Developed Markets ETF(a)	5,420	246,664
Total Exchange-Traded Funds
(cost $1,000,180)		982,790

	Principal amount°
Leveraged Non-Recourse Security — 0.00%
JPMorgan Fixed Income Auction Pass Through Trust Series 2007-B 144A 0.002% 1/15/87 #, ♦(a)	500,000	500
Total Leveraged Non-Recourse Security
(cost $425,000)		500

	Number of shares
Short-Term Investments — 3.55%
Money Market Mutual Funds — 3.55%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.72%)(a)	949,743	949,743
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.60%)(a)	949,743	949,743
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.71%)(a)	949,743	949,743
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.71%)(a)	949,743	949,743
Total Short-Term Investments
(cost $3,798,972)		3,798,972
Total Value of Securities—131.19%
(cost $147,649,764)		$140,524,818

°	Principal amount shown is stated in USD.

~	Securities have been classified by type of business. Aggregate classification by country of origin has been presented in “Security type / sector and country allocations” on page 1.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2022, the aggregate value of Rule 144A securities was $40,294,777, which represents 37.62% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at May 31, 2022. Rate will reset at a future date.

ψ	Perpetual security. Maturity date represents next call date.

Ä	Securities have been classified by country of origin.

†	Non-income producing security.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

ω	Perpetual security with no stated maturity date.

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

(a)	Position currently expected to be disposed of in connection with the Reorganization.

(b)	Position currently expected to be partially disposed of in connection with the Reorganization.

13

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

The following foreign currency exchange contracts and swap contracts were outstanding at May 31, 2022:1

Foreign Currency Exchange Contracts(a)

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	CHF	(28,171)	USD	29,411	6/1/22	$41	$—
CITI	COP	(554,858,000)	USD	144,518	6/24/22	—	(2,205)
JPMCB	BRL	(724,519)	USD	146,116	6/24/22	—	(5,252)
JPMCB	CLP	137,693,550	USD	(174,229)	6/24/22	—	(7,707)
JPMCB	EUR	(433,693)	USD	477,395	6/24/22	12,190	—
JPMCB	MXN	(4,758,957)	USD	232,995	6/24/22	—	(7,599)
Total Foreign Currency Exchange Contracts						$12,231	$(22,763)

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Over-The-Counter:
Protection Purchased/Moody’s Ratings:
JPMCB-Federative Republic of Brazil 4.25% 6/6/25 B2 6/22/26-Quarterly	187,000	1.000%	$5,827	$8,781	$(2,954)	$—
Total CDS Contracts			$5,827	$8,781	$(2,954)	$—

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amount and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 6 in “Notes to financial statements.”

[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $374.

Summary of abbreviations:

ADR – American Depositary Receipt

AG – Aktiengesellschaft

BNYM – Bank of New York Mellon

CDS – Credit Default Swap

CITI – Citigroup

DAC – Designated Activity Company

14

Summary of abbreviations:

EAFE – Europe, Australasia, and Far East

ESG – Environmental, Social, and Governance

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

GS – Goldman Sachs

JPMCB – JPMorgan Chase Bank

JSC – Joint Stock Company

MSCI – Morgan Stanley Capital International

PJSC – Private Joint Stock Company

S&P – Standard & Poor’s Financial Services LLC

Summary of currencies:

BRL – Brazilian Real

CHF – Swiss Franc

CLP – Chilean Peso

COP – Colombian Peso

EUR – European Monetary Unit

IDR – Indonesian Rupiah

KZT – Kazakhstani Tenge

MXN – Mexican Peso

USD – US Dollar

UYU – Uruguayan Peso

15

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2022 (Unaudited)

	Principal amount°	Value (US $)
Convertible Bonds — 6.31%
Basic Industry — 0.14%
Ivanhoe Mines 144A 2.50% exercise price $7.43, maturity date 4/15/26 #(a)	81,000	$101,817
		101,817
Capital Goods — 0.17%
Kaman 3.25% exercise price $65.26, maturity date 5/1/24(a)	130,000	124,800
		124,800
Communications — 0.64%
Cable One 1.125% exercise price $2,275.83, maturity date 3/15/28(a)	151,000	128,652
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26(a)	161,000	121,770
Liberty Broadband 144A 1.25% exercise price $900.01, maturity date 9/30/50 #(a)	171,000	162,053
Liberty Latin America 2.00% exercise price $20.65, maturity date 7/15/24(a)	76,000	68,202
		480,677
Consumer Cyclical — 0.42%
Cheesecake Factory 0.375% exercise price $77.83, maturity date 6/15/26(a)	206,000	168,133
Ford Motor 0.00% exercise price $17.31, maturity date 3/15/26 ^(a)	108,000	113,076
fuboTV 3.25% exercise price $57.78, maturity date 2/15/26(a)	108,000	33,480
		314,689
Consumer Non-Cyclical — 1.55%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24(a)	59,000	58,322
Chefs’ Warehouse 1.875% exercise price $44.20, maturity date 12/1/24(a)	176,000	192,491
Chegg 4.124% exercise price $107.55, maturity date 9/1/26 ^ (a)	168,000	131,040
Coherus Biosciences 1.50% exercise price $19.26, maturity date 4/15/26(a)	108,000	75,817
Collegium Pharmaceutical 2.625% exercise price $29.19, maturity date 2/15/26(a)	150,000	127,050
Integra LifeSciences Holdings 0.50% exercise price $73.67, maturity date 8/15/25(a)	140,000	145,014
Ionis Pharmaceuticals 0.125% exercise price $83.28, maturity date 12/15/24(a)	101,000	88,930
Jazz Investments I 2.00% exercise price $155.81, maturity date 6/15/26(a)	88,000	102,595
Neurocrine Biosciences 2.25% exercise price $75.92, maturity date 5/15/24(a)	46,000	59,952
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24(a)	214,000	184,725
		1,165,936
Electric — 0.29%
NextEra Energy Partners 144A 0.284% exercise price $75.96, maturity date 11/15/25 #, ^(a)	49,000	50,127
NRG Energy 2.75% exercise price $44.15, maturity date 6/1/48(a)	138,000	166,704
		216,831
Energy — 0.25%
Helix Energy Solutions Group 6.75% exercise price $6.97, maturity date 2/15/26(a)	174,000	189,625
		189,625
Financials — 0.45%
FTI Consulting 2.00% exercise price $101.38, maturity date 8/15/23(a)	99,000	167,033
Repay Holdings 144A 2.497% exercise price $33.60, maturity date 2/1/26 #, ^(a)	216,000	168,480
		335,513
Industrials — 0.36%
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #(a)	83,000	250,978
Danimer Scientific 144A 3.25% exercise price $10.79, maturity date 12/15/26 #(a)	33,000	23,133
		274,111

2

	Principal
	amount°	Value (US $)
Convertible Bonds (continued)
REITs — 0.25%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23(a)	141,000	$142,269
Summit Hotel Properties 1.50% exercise price $11.99, maturity date 2/15/26(a)	51,000	47,991
		190,260
Technology — 1.40%
Block 0.125% exercise price $121.01, maturity date 3/1/25(a)	81,000	87,126
InterDigital 144A 3.50% exercise price $77.49, maturity date 6/1/27 #(a)	183,000	194,620
Microchip Technology 1.625% exercise price $46.43, maturity date 2/15/27(a)	73,000	151,110
ON Semiconductor 1.625% exercise price $20.72, maturity date 10/15/23(a)	71,000	208,822
Palo Alto Networks 0.75% exercise price $266.35, maturity date 7/1/23(a)	80,000	152,973
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22(a)	116,000	110,641
RingCentral 4.55% exercise price $360.43, maturity date 3/1/25 ^(a)	106,000	91,160
Wolfspeed 144A 0.25% exercise price $127.22, maturity date 2/15/28 #(a)	64,000	57,227
		1,053,679
Transportation — 0.39%
Seaspan 144A 3.75% exercise price $13.01, maturity date 12/15/25 #(a)	152,000	175,408
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26(a)	140,000	121,870
		297,278
Total Convertible Bonds
(cost $4,628,814)		4,745,216

Corporate Bonds — 32.59%
Automotive — 1.42%
Allison Transmission 144A 5.875% 6/1/29 #(a)	330,000	331,392
Ford Motor Credit
3.375% 11/13/25(a)	310,000	297,166
4.542% 8/1/26(a)	305,000	300,070
Goodyear Tire & Rubber 5.25% 7/15/31(a)	155,000	141,337
		1,069,965
Banking — 0.38%
Popular 6.125% 9/14/23(a)	280,000	284,480
		284,480
Basic Industry — 2.96%
Allegheny Technologies 5.125% 10/1/31(a)	100,000	90,328
Avient 144A 5.75% 5/15/25 #(a)	88,000	89,068
Chemours 144A 5.75% 11/15/28 #(a)	155,000	153,208
First Quantum Minerals 144A 7.50% 4/1/25 #(a)	200,000	201,914
Freeport-McMoRan 5.45% 3/15/43(a)	185,000	182,214
INEOS Quattro Finance 2 144A 3.375% 1/15/26 #(a)	200,000	185,487
Koppers 144A 6.00% 2/15/25 #(a)	215,000	207,880
New Gold 144A 7.50% 7/15/27 #(a)	150,000	140,720
Novelis 144A 4.75% 1/30/30 #(a)	195,000	185,288
Olin
5.00% 2/1/30(a)	175,000	170,934
5.125% 9/15/27(a)	195,000	195,422
Standard Industries 144A 4.75% 1/15/28 #(a)	145,000	137,721
Steel Dynamics 5.00% 12/15/26(a)	280,000	284,289
		2,224,473
Capital Goods — 1.71%
Ardagh Packaging Finance 144A 5.25% 8/15/27 #(a)	300,000	251,039
Intertape Polymer Group 144A 4.375% 6/15/29 #(a)	170,000	175,206
Madison IAQ 144A 5.875% 6/30/29 #(a)	160,000	125,472
Sealed Air 144A 5.00% 4/15/29 #(a)	150,000	149,175
Terex 144A 5.00% 5/15/29 #(a)	180,000	167,949
TK Elevator US Newco 144A 5.25% 7/15/27 #(a)	300,000	292,911
TransDigm 144A 6.25% 3/15/26 #(a)	125,000	127,310
		1,289,062
Consumer Goods — 0.75%
JBS USA LUX
144A 6.50% 4/15/29 #(a)	160,000	162,594
144A 6.75% 2/15/28 #(a)	20,000	20,668
Pilgrim’s Pride 144A 4.25% 4/15/31 #(a)	150,000	139,172

3

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Goods (continued)
Post Holdings
144A 5.625% 1/15/28 #(a)	180,000	$178,650
144A 5.75% 3/1/27 #(a)	60,000	61,290
		562,374
Energy — 4.51%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #(a)	170,000	163,086
144A 7.00% 11/1/26 #(a)	80,000	80,310
Callon Petroleum 144A 8.00% 8/1/28 #(a)	200,000	206,408
Cheniere Corpus Christi Holdings
5.125% 6/30/27(a)	40,000	41,269
5.875% 3/31/25(a)	80,000	83,278
CNX Midstream Partners 144A 4.75% 4/15/30 #(a)	85,000	75,954
CNX Resources
144A 6.00% 1/15/29 #(a)	155,000	154,302
144A 7.25% 3/14/27 #(a)	70,000	73,346
Crestwood Midstream Partners
144A 6.00% 2/1/29 #(a)	188,000	177,759
Energy Transfer 5.50% 6/1/27(a)	115,000	119,352
EQM Midstream Partners 144A 4.75% 1/15/31 #(a)	300,000	260,829
Genesis Energy
7.75% 2/1/28(a)	210,000	202,713
8.00% 1/15/27(a)	160,000	158,095
Hilcorp Energy I
144A 6.00% 4/15/30 #(a)	170,000	165,637
144A 6.25% 4/15/32 #(a)	35,000	34,183
Murphy Oil 6.375% 7/15/28(a)	265,000	272,420
NuStar Logistics
5.625% 4/28/27(a)	160,000	160,837
6.00% 6/1/26(a)	113,000	114,196
Occidental Petroleum 6.45%	70,000	78,400
9/15/36(a)
6.60% 3/15/46(a)	235,000	265,855
6.625% 9/1/30(a)	135,000	151,511
PDC Energy 5.75% 5/15/26(a)	175,000	175,953
Southwestern Energy
5.375% 2/1/29(a)	25,000	25,208
5.375% 3/15/30(a)	110,000	111,504
7.75% 10/1/27(a)	40,000	42,280
		3,394,685
Financial Services — 1.37%
Ally Financial 5.75% 11/20/25(a)	435,000	448,287
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #(a)	230,000	198,574
Hightower Holding 144A 6.75% 4/15/29 #(a)	100,000	84,563
Midcap Financial Issuer Trust 144A 6.50% 5/1/28 #(a)	200,000	170,785
MSCI 144A 3.625% 11/1/31 #(a)	145,000	131,555
		1,033,764
Healthcare — 3.20%
Bausch Health 144A 6.25% 2/15/29 #(a)	340,000	211,903
Centene 3.375% 2/15/30(a)	245,000	225,177
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #(a)	200,000	181,060
Community Health Systems 144A 4.75% 2/15/31 #(a)	90,000	72,773
DaVita 144A 4.625% 6/1/30 #(a)	135,000	117,547
Encompass Health 5.75% 9/15/25(a)	120,000	121,481
HCA
5.375% 2/1/25(a)	405,000	419,175
5.875% 2/15/26(a)	165,000	173,457
7.58% 9/15/25(a)	80,000	86,980
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #(a)	150,000	135,966
Ortho-Clinical Diagnostics 144A 7.25% 2/1/28 #(a)	72,000	76,331
Service Corp International 4.00% 5/15/31(a)	285,000	265,406
Tenet Healthcare
144A 4.25% 6/1/29 #(a)	160,000	150,544
144A 6.125% 10/1/28 #(a)	170,000	166,243
		2,404,043
Insurance — 0.84%
HUB International 144A 5.625% 12/1/29 #(a)	215,000	200,884
NFP 144A 6.875% 8/15/28 #(a)	160,000	139,750
USI 144A 6.875% 5/1/25 #(a)	295,000	290,720
		631,354
Leisure Time — 2.91%
Boyd Gaming 4.75% 12/1/27(a)	289,000	281,419
Caesars Entertainment 144A 6.25% 7/1/25 #(a)	295,000	299,195
Carnival
144A 5.75% 3/1/27 #(a)	300,000	266,691
144A 7.625% 3/1/26 #(a)	215,000	201,980
GLP Capital 5.375% 4/15/26(a)	110,000	110,462
Hilton Domestic Operating 144A 4.00% 5/1/31 #(a)	475,000	436,145
Royal Caribbean Cruises 144A 5.50% 4/1/28 #(a)	448,000	378,876
Scientific Games International 144A 7.25% 11/15/29 #(a)	130,000	129,402

4

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Leisure Time (continued)
Six Flags Entertainment 144A 4.875% 7/31/24 #(a)	90,000	$88,555
		2,192,725
Media — 3.27%
AMC Networks 4.25% 2/15/29(a)	370,000	339,122
CCO Holdings
144A 4.50% 8/15/30 #(a)	175,000	158,276
4.50% 5/1/32(a)	40,000	35,246
144A 5.125% 5/1/27 #(a)	120,000	118,436
144A 5.375% 6/1/29 #(a)	130,000	126,451
CSC Holdings
144A 3.375% 2/15/31 #(a)	250,000	203,186
144A 5.00% 11/15/31 #(a)	200,000	158,060
Cumulus Media New Holdings
144A 6.75% 7/1/26 #(a)	135,000	131,527
Directv Financing 144A 5.875% 8/15/27 #(a)	160,000	151,157
Gray Television 144A 4.75% 10/15/30 #(a)	290,000	255,335
Nielsen Finance
144A 4.50% 7/15/29 #(a)	40,000	37,887
144A 4.75% 7/15/31 #(a)	135,000	129,578
Sirius XM Radio 144A 4.00% 7/15/28 #(a)	325,000	301,868
Terrier Media Buyer 144A 8.875% 12/15/27 #(a)	145,000	131,842
VZ Secured Financing 144A 5.00% 1/15/32 #(a)	200,000	181,294
		2,459,265
Real Estate — 0.17%
VICI Properties
144A 3.875% 2/15/29 #(a)	45,000	40,511
144A 5.75% 2/1/27 #(a)	85,000	84,927
		125,438
Retail — 1.75%
Asbury Automotive Group
144A 4.625% 11/15/29 #(a)	200,000	184,940
4.75% 3/1/30(a)	95,000	86,421
Bath & Body Works
6.875% 11/1/35(a)	160,000	145,308
6.95% 3/1/33(a)	104,000	91,680
Bloomin’ Brands 144A 5.125% 4/15/29 #(a)	150,000	131,918
CP Atlas Buyer 144A 7.00% 12/1/28 #(a)	80,000	65,748
Levi Strauss & Co. 144A 3.50% 3/1/31 #(a)	143,000	125,849
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #(a)	145,000	119,148
Murphy Oil USA 144A 3.75% 2/15/31 #(a)	145,000	131,883
PetSmart 144A 7.75% 2/15/29 #(a)	250,000	235,679
		1,318,574
Services — 2.13%
Aramark Services 144A 5.00% 2/1/28 #(a)	345,000	336,468
GFL Environmental 144A 3.75% 8/1/25 #(a)	59,000	57,459
Iron Mountain 144A 4.50% 2/15/31 #(a)	305,000	274,024
NESCO Holdings II 144A 5.50% 4/15/29 #(a)	145,000	131,112
Prime Security Services Borrower 144A 5.75% 4/15/26 #(a)	220,000	217,854
Sotheby’s 144A 5.875% 6/1/29 #(a)	200,000	176,366
United Rentals North America 3.875% 2/15/31(a)	149,000	135,533
Univar Solutions USA 144A 5.125% 12/1/27 #(a)	140,000	137,320
White Cap Buyer 144A 6.875% 10/15/28 #(a)	150,000	133,808
		1,599,944
Technology & Electronics — 0.56%
Go Daddy Operating 144A 3.50% 3/1/29 #(a)	160,000	147,956
SS&C Technologies 144A 5.50% 9/30/27 #(a)	270,000	270,539
		418,495
Telecommunications — 2.29%
Altice France 144A 5.50% 10/15/29 #(a)	240,000	208,646
Altice France Holding 144A 6.00% 2/15/28 #(a)	305,000	255,363
Connect Finco 144A 6.75% 10/1/26 #(a)	200,000	192,191
Consolidated Communications
144A 5.00% 10/1/28 #(a)	70,000	61,403
144A 6.50% 10/1/28 #(a)	165,000	143,487
Digicel International Finance 144A 8.75% 5/25/24 #(a)	200,000	190,637
Frontier Communications Holdings
144A 5.875% 10/15/27 #(a)	245,000	240,387
144A 6.75% 5/1/29 #(a)	100,000	88,307
Sprint 7.875% 9/15/23(a)	103,000	108,018
Sprint Capital 6.875% 11/15/28(a)	14,000	15,855

5

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Telecommunications (continued)
T-Mobile USA
2.625% 4/15/26(a)	85,000	$80,357
3.375% 4/15/29(a)	85,000	78,874
3.50% 4/15/31(a)	66,000	60,349
		1,723,874
Transportation — 1.45%
Delta Air Lines 7.375% 1/15/26(a)	206,000	221,701
Laredo Petroleum 144A 7.75% 7/31/29 #(a)	135,000	133,222
Mileage Plus Holdings 144A6.50% 6/20/27 #(a)	150,000	152,448
Seaspan 144A 5.50% 8/1/29 #(a)	225,000	201,659
United Airlines
144A 4.375% 4/15/26 #(a)	55,000	53,161
144A 4.625% 4/15/29 #(a)	70,000	65,765
VistaJet Malta Finance 144A 6.375% 2/1/30 #(a)	310,000	264,027
		1,091,983
Utilities — 0.92%
Calpine
144A 5.00% 2/1/31 #(a)	285,000	254,539
144A 5.25% 6/1/26 #(a)	48,000	46,909
PG&E 5.25% 7/1/30(a)	90,000	83,193
Vistra
144A 7.00% 12/15/26 #, µ, Ψ(a)	200,000	192,147
144A 8.00% 10/15/26 #, µ, Ψ(a)	120,000	119,313
		696,101
Total Corporate Bonds
(cost $26,085,943)		24,520,599

	Number of
	shares
Common Stocks — 90.59%
Communication Services — 7.73%
Century Communications =, †(a)	500,000	0
Comcast Class A(a)	44,948	1,990,297
Verizon Communications(a)	38,400	1,969,536
Walt Disney †(a)	16,779	1,853,073
		5,812,906
Consumer Discretionary — 7.53%
Dollar General(a)	7,975	1,757,212
Dollar Tree †(a)	11,600	1,859,828
TJX(b)	32,200	2,046,954
		5,663,994
Consumer Staples — 4.87%
Archer-Daniels-Midland(a)	21,600	1,961,712
Conagra Brands(a)	51,663	1,699,196
		3,660,908
Energy — 2.63%
ConocoPhillips(a)	17,579	1,975,176
		1,975,176
Financials — 12.94%
American International Group(a)	31,500	1,848,420
Discover Financial Services(a)	17,600	1,997,424
MetLife(a)	29,164	1,965,362
Truist Financial(a)	38,200	1,900,068
US Bancorp(a)	38,200	2,027,274
		9,738,548
Healthcare — 15.01%
Baxter International(b)	25,400	1,931,670
Cigna(a)	7,108	1,907,005
CVS Health(b)	19,000	1,838,250
Hologic †(a)	24,459	1,841,029
Johnson & Johnson(a)	10,400	1,867,112
Merck & Co. (b)	20,700	1,905,021
		11,290,087
Industrials — 10.10%
Dover(a)	14,195	1,900,852
Honeywell International(a)	9,624	1,863,399
Northrop Grumman(a)	4,100	1,918,677
Raytheon Technologies(a)	20,114	1,913,244
		7,596,172
Information Technology — 14.92%
Broadcom(b)	3,300	1,914,429
Cisco Systems(b)	38,000	1,711,900
Cognizant Technology Solutions Class A(a)	24,782	1,851,215
Fidelity National Information Services(b)	19,139	2,000,026
Motorola Solutions(a)	8,600	1,889,764
Oracle(a)	25,800	1,855,536
		11,222,870
Materials — 2.52%
DuPont de Nemours(a)	27,932	1,895,186
		1,895,186
REIT Diversified — 0.08%
LXP Industrial Trust(a)	5,276	60,991
		60,991
REIT Healthcare — 0.87%
Alexandria Real Estate Equities(a)	840	139,398
CareTrust REIT(a)	2,570	47,622
Healthcare Trust of America Class A(a)	2,740	82,337

6

	Number of
	shares	Value (US $)
Common Stocks (continued)
REIT Healthcare (continued)
Healthpeak Properties(a)	2,300	$68,287
Medical Properties Trust(a)	4,020	74,692
Ventas(a)	741	42,044
Welltower(a)	2,254	200,809
		655,189
REIT Hotel — 0.24%
Gaming and Leisure Properties(b)	1,140	53,375
VICI Properties(a)	4,068	125,498
		178,873
REIT Industrial — 0.98%
Duke Realty(a)	2,650	139,999
Plymouth Industrial REIT(a)	860	17,467
Prologis(a)	4,262	543,320
Terreno Realty(a)	610	37,033
		737,819
REIT Information Technology — 0.67%
Digital Realty Trust(a)	1,338	186,771
Equinix(a)	466	320,184
		506,955
REIT Lodging — 0.22%
Apple Hospitality REIT(a)	6,429	107,429
Chatham Lodging Trust †(a)	3,288	41,889
Host Hotels & Resorts(a)	720	14,393
		163,711
REIT Mall — 0.18%
Simon Property Group(a)	1,196	137,121
		137,121
REIT Manufactured Housing — 0.28%
Equity LifeStyle Properties(a)	1,300	98,410
Sun Communities(a)	700	114,891
		213,301
REIT Multifamily — 3.49%
American Campus Communities(a)	240	15,600
American Homes 4 Rent Class A(a)	1,505	55,625
AvalonBay Communities(a)	742	154,306
Camden Property Trust(a)	583	83,655
Equity Residential(a)	26,663	2,048,518
Essex Property Trust(a)	500	141,925
Mid-America Apartment Communities(a)	499	90,319
UDR(a)	775	37,045
		2,626,993
REIT Office — 0.35%
Boston Properties(a)	249	27,684
Cousins Properties(a)	1,866	64,470
Douglas Emmett(a)	870	24,595
Highwoods Properties(a)	1,693	66,518
Kilroy Realty(a)	665	40,366
Piedmont Office Realty Trust Class A(a)	2,491	36,717
SL Green Realty(a)	4	247
		260,597
REIT Self-Storage — 0.85%
CubeSmart(a)	778	34,644
Extra Space Storage(a)	931	165,904
Life Storage(a)	937	109,404
National Storage Affiliates Trust(a)	880	46,156
Public Storage(a)	860	284,351
		640,459
REIT Shopping Center — 0.63%
Agree Realty(a)	500	34,785
Brixmor Property Group(a)	3,795	92,522
Federal Realty Investment Trust(a)	141	16,211
Kimco Realty(a)	3,094	73,173
Kite Realty Group Trust(a)	2,542	53,280
Regency Centers(a)	1,065	72,644
Retail Opportunity Investments(a)	3,914	70,726
SITE Centers(a)	3,096	48,669
Urban Edge Properties(a)	831	15,664
		477,674
REIT Single Tenant — 0.47%
Four Corners Property Trust(a)	1,611	44,415
National Retail Properties(a)	755	33,447
Realty Income(a)	2,330	158,953
Spirit Realty Capital(a)	1,358	57,022
STORE Capital(a)	2,229	61,498
		355,335
REIT Specialty — 0.40%
EPR Properties(a)	225	11,529
Essential Properties Realty Trust(a)	1,905	43,586
Invitation Homes(a)	4,276	161,291
Lamar Advertising Class A(a)	240	23,508
Outfront Media(a)	570	11,759
WP Carey(a)	610	51,326
		302,999
Utilities — 2.63%
Edison International(a)	28,300	1,978,453
		1,978,453
Total Common Stocks
(cost $55,300,019)		68,152,317

7

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Number of
	shares	Value (US $)
Convertible Preferred Stock — 1.27%
2020 Mandatory Exchangeable Trust 144A 6.50% exercise price $47.09, maturity date 5/16/23 #(a)	95	$60,590
Algonquin Power & Utilities 7.75% exercise price $18.00, maturity date 6/15/24(a)	2,048	94,433
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37(a)	1,728	87,592
Bank of America 7.25% exercise price $50.00 ω (b)	96	120,939
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28(a)	3,327	163,722
Elanco Animal Health 5.00% exercise price $38.40, maturity date 2/1/23(a)	2,890	109,820
Lyondellbasell Advanced Polymers 6.00% exercise price $52.33 ω(a)	133	105,070
RBC Bearings 5.00% exercise price $226.60, maturity date 10/15/24(a)	623	60,743
UGI 7.25% exercise price $52.57, maturity date 6/1/24(a)	1,500	150,825
Total Convertible Preferred Stock
(cost $1,000,672)		953,734

Short-Term Investments — 1.17%
Money Market Mutual Funds — 1.17%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.72%)(a)	219,438	219,438
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.60%)(a)	219,438	219,438
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.71%)(a)	219,438	219,438
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.71%)(a)	219,438	219,438
Total Short-Term Investments
(cost $877,752)		877,752
Total Value of Securities — 131.93%
(cost $87,893,200)		$99,249,618

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2022, the aggregate value of Rule 144A securities was $18,202,420, which represents 24.20% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at May 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.
ω	Perpetual security with no stated maturity date.

(a)	Position currently expected to be disposed of in connection with the Reorganization.
(b)	Position currently expected to be partially disposed of in connection with the Reorganization.

Summary of abbreviations:

DAC – Designated Activity Company

GS – Goldman Sachs

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

USD – US Dollar

8

PART C

Other Information

Item 15. Indemnification

Article IV of the Registrant's Agreement and Declaration of Trust provides as follows:

4.1            No Personal Liability of Shareholders, Trustees, etc.

No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer of the Trust, as such, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2            Mandatory Indemnification.

(a)   The Trust shall indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b)   Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)   The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)   The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e)   Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

4.3            No Duty of Investigation; Notice in Trust Instruments, etc.

No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4            Reliance on Experts, etc.

Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Reference is also made to:

Investment Advisory Agreement between the Registrant and Aberdeen Asset Managers Limited, LLC section 7(b).

Item 16.	Exhibits

(1)	Charter of Registrant

a.	Agreement and Declaration of Trust(2).

(2)	By-Laws

a.	By-Laws(5).

(3)	Voting Trust Agreement – Inapplicable.

(4)	Agreement of Reorganization

a.	Forms of Agreement and Plan of Reorganization – Filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)	Instruments Defining the Rights of Holders of the Securities being Registered

a.	See the Agreement and Declaration of Trust (Exhibit 1 above) and the By-Laws (Exhibit 2 above).

(6)	Investment Advisory Contract

a.	Investment Advisory Agreement between the Registrant and Aberdeen Asset Managers Limited, LLC(6).

(7)	Distribution Contracts

a.	Dividend Reinvestment Plan(3).

(8)	Bonus or Profit Sharing Contracts – Inapplicable.

(9)	Custody Agreement

a.	Custody Agreement(3).

(10)	Inapplicable.

(11)	Opinion and Consent of Dechert LLP(+).

(12)	Form of Tax Opinion(1).

(13)	Other Material Contracts

a.	Transfer Agency and Service Agreement with Computershare NA dated July 23, 2010(7).

b.	Amendment to the Transfer Agency and Service Agreement with Computershare NA(9).

c.	Amended and Restated Administration Agreement with Aberdeen Standard Investments Inc.(8).

d.	Amended and Restated Investor Relations Services Agreement(7).

e.	Amended and Restated Schedule A to the Amended and Restated Investor Relations Services Agreement(8).

f.	Expense Limitation Agreement dated September 5, 2018(+)

g.	Amended and Restated Exhibit A dated August [ ], 2022 to the Expense Limitation Agreement(+)

(14)	Other Opinions

a.	Consent of Independent Registered Public Accounting Firm for the Acquiring Fund(1).

b.	Consent of Independent Registered Public Accounting Firm for the Acquired Fund(1).

(15)	Omitted Financial Statements – Inapplicable.

(16)	Powers of Attorney dated August 8, 2022(1).

(17)	Additional Exhibits – Inapplicable.

(18)	Filing Fee Table(1).

(1)	Filed herewith.

(2)	Previously filed as an exhibit to the Registrant's Registration Statement filed on Form N-2 (File No. 333-134096) as filed on May 12, 2006 and incorporated herein by reference.

(3)	Previously filed as an exhibit to the Registrant's Registration Statement filed on Form N-2 (File No. 333-134096) as filed on July 24, 2006.

(4)	Previously filed as an exhibit to the Registrant's Form N-CEN/A (File No. 811-21901) as filed on September 21, 2010.

(5)	Previously filed as an exhibit to the Registrant's Form 8-K (File No. 811-21901) as filed on October 4, 2017.

(6)	Previously filed as an exhibit to the Registrant's Form N-CEN (File No. 811-21901) as filed on June 3, 2019.

(7)	Previously filed on June 22, 2020 as an exhibit to Global Infrastructure Income Fund’s Registration Statement on Form N-2 (file Nos. 333-234722 and 811-23490) and incorporated herein by reference.

(8)	Previously filed on June 25, 2020 as an exhibit to abrdn Global Infrastructure Income Fund’s Registration Statement on Form N-2 (file Nos. 333-234722 and 811-23490) and incorporated herein by reference.

(9)	Previously filed on July 28, 2020 as an exhibit to abrdn Global Infrastructure Income Fund’s Registration Statement on Form N-2 (file Nos. 333-234722 and 811-23490) and incorporated herein by reference.

(+)	To be filed by amendment.

Item 17. Undertakings

(1)          The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)          The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)          The undersigned registrant agrees to file, by post-effective amendment, opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Philadelphia and Commonwealth of Pennsylvania, on the 11th day of August, 2022.

ABRDN GLOBAL DYNAMIC DIVIDEND FUND

By:	/s/ Christian Pittard
Christian Pittard, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ P. Gerald Malone*	Trustee	August 11, 2022
P. Gerald Malone
/s/ Stephen Bird*	Trustee	August 11, 2022
Stephen Bird
/s/ Nancy Yao Maasbach*	Trustee	August 11, 2022
Nancy Yao Maasbach
/s/ John Sievwright*	Trustee	August 11, 2022
John Sievwright
/s/ Christian Pittard	President and Chief Executive Officer (Principal Executive Officer)	August 11, 2022
Christian Pittard
/s/ Andrea Melia	Treasurer and Chief Financial Officer (Principal Financial Officer/Principal Accounting Officer)	August 11, 2022
Andrea Melia

*This filing has been signed by each of the persons so indicated by the undersigned Attorney-in-Fact pursuant to powers of attorney filed herewith.

*By:	/s/ Lucia Sitar

Lucia Sitar
Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT LIST

12	Form of Tax Opinion

14.a	Consent of Independent Registered Public Accounting Firm for the Acquiring Fund

14.b	Consent of Independent Registered Public Accounting Firm for the Acquired Fund

16	Powers of Attorney

18	Filing Fee Table